                          HSBC Funds Trust Prospectus

                         HSBC Asset Management [LOGO]



              --------------------------------------------------

                             Cash Management Fund

                         Government Money Market Fund

                        U.S. Treasury Money Market Fund

                            New York Tax-Free Money
                                  Market Fund

               Managed by HSBC Asset Management (Americas) Inc.

                                April 30, 2001


              --------------------------------------------------


 An investment in the Funds is not a deposit in a bank and is not insured or guaranteed by Federal Deposit Insurance Corporation or any other government agency.

  The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

------------------------------
        Questions?
Call 1-800-634-2536 or your
Investment Representative.
------------------------------

HSBC1P0400

      HSBC Funds Trust Prospectus          Table of Contents

[GRAPHIC]
                    Risk/Return Summary and Fund Expenses
----------------------------------------------------------------
Carefully             3   Objective, Principal Investment
review this               Strategy and Principal Risks
important             5   Cash Management Fund
section, which        8   Government Money Market Fund
summarizes            11  U.S. Treasury Money Market Fund
each Fund's           14  New York Tax-Free Money Market Fund
investments,
risks, past
performance
and fees.

[GRAPHIC]
                    Investment Objectives, Strategies and Risk
----------------------------------------------------------------
Review this           17  Cash Management Fund
section for           18  Government Money Market Fund
information on        18  U.S. Treasury Money Market Fund
investment            18  New York Tax-Free Money Market Fund
strategies and        19  Risk Considerations
their risks.

[GRAPHIC]
                    Fund Management
----------------------------------------------------------------
Review this           21  The Investment Adviser
section for           21  The Distributor and Administrator
details on the
people and
organizations
who oversee
the Funds.

[GRAPHIC]
                    Shareholder Information
----------------------------------------------------------------
Review this           22  Pricing of Fund Shares
section for           23  Purchasing and Adding to Your Shares
details on how        26  Selling Your Shares
shares are            30  Distribution Arrangements/Sales Charge
valued, how to        34  Exchanging Your Shares
purchase, sell        36  Dividends, Distributions and Taxes
and exchange
shares,
related
charges and
payments of
dividends and
distributions.

[GRAPHIC]
                    Financial Highlights
----------------------------------------------------------------
                      38  Cash Management Fund
                      39  Government Money Market Fund
                      40  U.S. Treasury Money Market Fund
                      41  New York Tax-Free Money Market Fund
[GRAPHIC]

                    Back Cover
----------------------------------------------------------------
                          Where to learn more about the Funds

 Risk/Return Summary and Fund Expenses
[GRAPHIC]

The following is a summary of certain key information about the Funds. You will find additional information about the Funds, including a detailed description of the risks of an investment in the Funds, after this summary.

Each Fund has three different classes of shares; Class A shares, Class B shares, and Class C shares. All shares purchased prior to the introduction of multiple classes in May, 1999 are Class A shares. While all classes of shares are presented in this prospectus, only the Cash Management Fund currently offers Class B or Class C shares.

Objective        The investment objective of each Fund (except the New York
                 Tax-Free Money Market Fund) is to provide as high a level of current income as is consistent with preservation of capital and liquidity. The New York Tax-Free Money Market Fund seeks to provide as high a level of current income that is exempt from Federal, New York State and New York City personal income taxes as is consistent with preservation of capital and liquidity.

Principal        The Funds are "money market funds" that seek to maintain a
Investment       stable net asset value of $1.00 per share. Each Fund pursues
Strategy         its objective by investing in short-term, high-quality money market instruments:
                  . Cash Management Fund: Invests in high quality obligations of banks, the U.S. Government and corporations. The Fund may concentrate its investments in bank obligations.
                  . Government Money Market Fund: Invests exclusively in
                    obligations of the U.S. Government and its agencies and related repurchase agreements.
                  . U.S. Treasury Money Market Fund: Invests exclusively in
                    obligations of the U.S. Government and related repurchase agreements.
                  . New York Tax-Free Money Market Fund: Invests in high
                    quality municipal securities that are exempt from Federal, New York State and New York City income taxes.

Principal Risks  The principal risks of investing in the Funds are:
                  . Interest Rate Risk: Risk that changes in interest rates
                    will affect the value of a Fund's investments in income-producing or fixed-income or debt securities. Increases in interest rates may cause the value of a Fund's investments to decline.
                  . Credit Risk: Risk that the issuer or guarantor of a
                    security will be unable or unwilling to make timely interest or principal payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk includes the possibility that any of the Funds' investments will have their credit ratings downgraded.
                  . Municipal Market Risk: (New York Tax-Free Money Market
                    Fund) Risk that special factors may adversely affect the value of municipal securities and have a significant effect on the value of the Fund's investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities.

 Risk/Return Summary and Fund Expenses
[GRAPHIC]


                 Other important things for you to note:
                  . Although the Funds seek to preserve the value of your
                    investment at $1.00 per share, it is possible to lose money by investing in the Funds.
                  . An investment in the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who may want to
invest?          Consider investing in the Funds if you:
                  . are seeking preservation of capital
                  . are investing short-term reserves
                  . in the case New York Tax-Free Money Market, are an
                    individual seeking tax free income

                 These Funds will not be appropriate if you are:
                  . seeking high total returns
                  . pursuing a long-term goal or investing for retirement
                  . investing through a tax advantaged retirement plan or are not an individual (in the case of New York Tax-Free Money Market only)

Risk/Return Summary and Fund Expenses
[GRAPHIC]

                                  Cash Management Fund

Performance Information

The Risk/Return Summary of the Cash Management Fund includes a bar chart showing the Fund's annual returns and a table showing the Fund's average annual returns. The bar chart and table provide an indication of the historical risk in the Fund by showing:

        . changes in the Fund's performance from year to year for the past ten years in the bar chart; and

        . the Fund's average annual returns for one, five and ten year periods in the performance table.

If fee waivers or expense reimbursements had not been reflected in both the bar chart and performance table, the Fund's performance would have been lower.

The returns for Class B and Class C shares differ from the Class A shares return shown in the bar chart and performance table because of differences in the expenses of each class.

Both the chart and table assume reinvestment of dividends.

Past performance does not indicate how the Fund will perform in the future.

You may obtain current yield information for any Fund by calling 1-800-634-2536. Each Fund's yield appears in The Wall Street Journal each Thursday.


                                   Bar Chart
                                   ---------
                   Year-by-Year Total Returns as of 12/31 for
                                Class A Shares

                                    [GRAPH]

                            1991           5.92%
                              92           3.77%
                              93           3.11%
                              94           3.95%
                              95           5.41%
                              96           5.00%
                              97           5.18%
                              98           5.15%
                              99           4.75%
                              00           6.00%

                         --------------------------

The bar chart above does not reflect the impact of any applicable sales charges which would reduce returns.

                          Best quarter:   Q1 1991 1.64%
                          Worst quarter:  Q3 1993 0.71%
                          -----------------------------

                               Performance Table
                               -----------------
    Average Annual Total Returns (for the periods ended December 31, 2000)*

                            Inception Date Past Year Past 5 Years Past 10 Years
                    -----------------------------------------------------------
  Cash Management Fund
  Class A**                    6/30/82       6.00%      5.21%         4.82%
                    -----------------------------------------------------------
  Lipper Money Market Fund       N/A         5.94%      5.18%         4.71%

--------------------------------------------------------------------------------

 * As of December 31, 2000, the 7-day yield was 6.05%. Without expense limitations, the Fund's yield would have been 5.63% for this time period.
** Returns are for Class A shares only. The Fund commenced offering Class B and
   C shares on July 1, 1999.

Risk/Return Summary and Fund Expenses
[GRAPHIC]

                                   Cash Management Fund
Fees and Expenses

As an investor in the Cash Management Fund, you will pay the following fees and expenses. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

Contingent Deferred
Sales Charge

Some share classes impose a back end sales charge (load) if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge or CDSC.


               Shareholder Transaction
               Expenses
               (fees paid by you directly)     A Shares B Shares/1/ C Shares/2/

               Maximum sales charge (load)
               on purchases                      None      None        None
               ----------------------------------------------------------------
               Maximum deferred sales charge
               (load)                            None    4.00%/3/    1.00%/4/
               ----------------------------------------------------------------
               Annual Fund Operating Expenses
               (fees paid from Fund assets)    A Shares  B Shares    C Shares

               Management fee/5/                 .35%     .35%        .35%
               ----------------------------------------------------------------
               Administrative Services fee/6/    .15%     .15%        .15%
               ----------------------------------------------------------------
               Distribution (12b-1) fee/7/       .20%     .75%        .75%
               ----------------------------------------------------------------
               Service Organization fee/8/       .35%     .50%        .50%
               ----------------------------------------------------------------
               Other expenses                    .40%     .40%        .40%
               ----------------------------------------------------------------
               Total Fund Operating expenses    1.45%    2.15%       2.15%
               ----------------------------------------------------------------
               Fee Waivers/6/,/7/,/8/            .40%     .30%        .30%
               ----------------------------------------------------------------
               Net Expense/5/                   1.05%    1.85%       1.85%
               ----------------------------------------------------------------

------
/1/Class B shares are not offered for sale but are only offered as an exchange option (see "Exchanging Your Shares").
/2/Class C shares can be purchased by customers of HSBC Bank USA Commercial
   Sweep. All other shareholders may exchange their Class C shares from another HSBC Fund to Class C shares of the Cash Management Fund.
/3/A CDSC on Class B shares declines over four years starting with year one and ending in year five from: 4%, 3%, 2%, 1%, and 0%.
/4/A CDSC of 1% applies to redemptions of Class C shares within the first year.
   This is being waived for customers of HSBC Bank USA Commercial Sweep.

/5/The Adviser has voluntarily agreed to waive or reimburse its Management fee to the extent the Fund's ordinary operating expenses exceed .65% for Class A shares and 1.65% for Class B and Class C shares of the Fund's average daily net assets. This voluntary waiver may be reduced or discontinued at any time.


/6/The Administrator is contractually limiting its Administrative Services fee to .10% for each class of shares for a one-year period ending April 30, 2002.

/7/The Distributor is contractually limiting the Distribution (12b-1) fee to .10% for Class A shares for a one-year period ending April 30, 2002.

/8/The Fund has committed to limit the Service Organization fee to .10% for Class A shares and .25% for Class B and Class C shares for a one-year period ending April 30, 2002.

 Risk/Return Summary and Fund Expenses
[GRAPHIC]

                                   Cash Management
                                   Fund

Expense Example
                                           1 Year 3 Years 5 Years 10 Years
                  Class A Shares
                   Assuming redemption      $107   $419   $  754   $1,701
                       ---------------------------------------------------
                  Class B Shares
                   Assuming redemption      $588   $844   $1,127   $2,117
                   Assuming no redemption   $188   $644   $1,127   $2,117
                       ---------------------------------------------------
                  Class C Shares
                   Assuming redemption      $288   $644   $1,127   $2,459
                   Assuming no redemption   $188   $644   $1,127   $2,459
                       ---------------------------------------------------

Use the table to
compare fees and
expenses of the Fund
with those of other
Funds.
It illustrates the
amount of fees and
expenses you would
pay, assuming the
following:

 . $10,000
   investment
 . 5% annual return
 . no changes in the
   Fund's operating
   expenses except
   the expiration of
   the current
   contractual fee
   waiver on April
   30, 2002.

Because this example
is hypothetical and
for comparison only,
your actual costs
will be different.

Risk/Return Summary and Fund Expenses

[GRAPHIC]

Performance Information

The Risk/Return Summary of the Government Money Market Fund includes a bar chart showing the Fund's annual returns and a table showing the Fund's average annual returns. The bar chart and table provide an indication of the historical risk in the Fund by showing:

        . changes in the Fund's performance from year to year for the past ten years in the bar chart; and

        . the Fund's average annual returns for one, five and ten year periods in the performance table.

If fee waivers or expense reimbursements had not been reflected in both the bar chart and table, the Fund's performance would have been lower.

Both the chart and table assume reinvestment of dividends.

The returns for Class B and Class C shares will differ from the Class A shares returns shown in the bar chart and performance table because of differences in the expenses of each class.

Past performance does not indicate how the Fund will perform in the future.

You may obtain current yield information for any Fund by calling 1-800-634-2563. Each Fund's yield appears in The Wall Street Journal each Thursday.


                         Government Money Market Fund

                                   Bar Chart
                               ------------------
                               Year-by-Year Total
                               Returns as of 12/31
                               for Class A Shares

                                    [GRAPH]

                            1991           5.79%
                              92           3.80%
                              93           2.99%
                              94           3.83%
                              95           5.32%
                              96           4.87%
                              97           5.05%
                              98           5.01%
                              99           4.65%
                              00           5.78%

 The bar chart above does not reflect the impact of any applicable sales charges which would reduce returns.

                                ---------------------------

                          Best quarter:   Q1 1991 1.60%
                          Worst quarter:  Q1 1994  .69%


                               Performance Table
    Average Annual Total Returns (for the periods ended December 31, 2000)*

                           Inception Date Past Year Past 5 Years Past 10 Years
                         -----------------------------------------------------
  Government Money Market     6/30/82       5.78%      5.07%         4.70%
  Fund Class A**
                         -----------------------------------------------------
  Lipper Government Money       N/A         5.83%      5.05%         4.60%
  Market Fund

--------------------------------------------------------------------------------

* As of December 31, 2000, the 7-day yield was 6.04%. Without expense limitations, the Fund's yield would have been 5.50% for this time period.

** Returns are for Class A shares only. As of the date of this prospectus, Class B and C shares of the Fund are not being offered.

Risk/Return Summary and Fund Expenses
[GRAPHIC]
                                        Government Money Market Fund

Fees and Expenses

As an investor in the Government Money Market Fund, you will pay the following fees and expenses. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

Contingent Deferred
Sales Charge

Some share classes impose a back end sales charge (load) if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge or CDSC.



               Shareholder
               Transaction
               Expenses
               (fees paid
               by you directly)                A Shares B Shares/1/ C Shares/1/
               Maximum sales charge (load)
               on purchases                      None      None        None
               ----------------------------------------------------------------
               Maximum deferred sales charge
               (load)                            None    4.00%/2/    1.00%/3/
               ----------------------------------------------------------------

               Annual Fund Operating
               Expenses (fees paid
               from Fund assets)               A Shares  B Shares    C Shares

               Management fee/4/                  .35%    .35%        .35%
               ----------------------------------------------------------------
               Administrative Services fee/5/     .15%    .15%        .15%
               ----------------------------------------------------------------
               Distribution (12b-1) fee/6/        .20%    .75%        .75%
               ----------------------------------------------------------------
               Service Organization fee/7/        .35%    .50%        .50%
               ----------------------------------------------------------------
               Other expenses                     .55%    .55%        .55%
               ----------------------------------------------------------------
               Total Fund Operating expenses     1.60%   2.30%       2.30%
               ----------------------------------------------------------------
               Fee Waivers & Expense
               Reimbursements/5/,/6/,/7/          .40%    .30%        .30%
               ----------------------------------------------------------------
               Net Expense/4/                    1.20%   2.00%       2.00%
               ----------------------------------------------------------------

------
/1/ As of the date of this prospectus, Class B and Class C shares are not being offered.
/2/ A CDSC on Class B shares declines over four years starting with year one and ending in year five from: 4%, 3%, 2%, 1%, and 0%.
/3/ A CDSC of 1% applies to redemptions of Class C shares within the first year.

/4/ The Adviser has voluntarily agreed to waive or reimburse its Management fee to the extent the Fund's ordinary operating expenses exceed .65% for Class A shares and 1.65% for Class B and Class C shares of the Fund's average daily net assets. This voluntary waiver may be reduced or discontinued at any time.

/5/ The Administrator is contractually limiting its Administrative Services fee to .10% for each class of shares for a one-year period ending April 30, 2002.

/6/ The Distributor is contractually limiting the Distribution (12b-1) fee to .10% for Class A shares for a one-year period ending April 30, 2002.

/7/ The Fund has committed to limit the Service Organization fee to .10% for Class A shares and .25% for Class B and Class C shares for a one-year period ending April 30, 2002.

 Risk/Return Summary and Fund Expenses
[GRAPHIC]

                                  Government Money Market Fund

Expense Example

                                           1 Year 3 Years 5 Years 10 Years
                  Class A Shares
                   Assuming Redemption      $122   $466   $  833   $1,866
                       ---------------------------------------------------
                  Class B Shares
                   Assuming redemption      $603   $890   $1,203   $2,276
                   Assuming no redemption   $203   $690   $1,203   $2,276
                       ---------------------------------------------------
                  Class C Shares
                   Assuming redemption      $303   $690   $1,203   $2,613
                   Assuming no redemption   $203   $690   $1,203   $2,613
                       ---------------------------------------------------

Use the table to
compare fees and
expenses of the Fund
with those of other
Funds.
It illustrates the
amount of fees and
expenses you would
pay, assuming the
following:

 . $10,000
   investment
 . 5% annual return
 . no changes in the
   Fund's operating
   expenses except
   the expiration of
   the current
   contractual fee
   waiver on April
   30, 2002.

Because this example
is hypothetical and
for comparison only,
your actual costs
will be different.

 Risk/Return Summary and Fund Expenses
[GRAPHIC]

                                  U.S. Treasury Money Market Fund

Performance Information                 Bar Chart


                                    Year-by Year Total
The Risk/Return                          Returns
Summary of the U.S.
Treasury Money Market
Fund includes a bar                  as of 12/31 for
chart showing the                     Class A Shares
Fund's annual returns
and a table showing                       [GRAPH]
the Fund's average
annual returns. The               1991           5.60%
bar chart and table                 92           3.27%
provide an indication               93           2.65%
of the historical risk              94           3.60%
in the Fund by                      95           5.04%
showing:                            96           4.68%
                                    97           4.98%
                                    98           4.86%
 . changes in the                   99           4.39%
   Fund's performance               00           5.57%
   from year to year
   for the past ten
   years in the bar
   chart; and
 . the Fund's average           ---------------------------
   annual returns for
   one, five and ten
   year periods in the           The bar chart above does
   performance table.            not reflect the impact of
                                 any applicable sales
If fee waivers or                charges which would
expense reimbursements           reduce returns.
had not been reflected
in both the chart and       Best quarter:   Q1 1991 1.53%
the table, the Fund's       Worst quarter:  Q1 1993 0.64%
performance would have
been lower.


Both the chart and
table assume
reinvestment of
dividends.


The returns for Class
B and Class C shares
will differ from the
Class A shares returns
shown in the bar chart
and performance table
because of differences
in the expenses of
each class.





Past performance does
not indicate how the
Fund will perform in
the future.


You may obtain current
yield information for
any Fund by calling
1-800-634-2563. Each
Fund's yield appears
in The Wall Street
Journal each Thursday.

                               Performance Table
                               -----------------
    Average Annual Total Returns (for the periods ended December 31, 2000)*

                            Inception Date Past Year Past 5 Years Past 10 Years
                         ------------------------------------------------------

U.S. Treasury Money Market     5/31/83       5.57%      4.89%         4.46%
Fund Class A**
                         ------------------------------------------------------
Lipper Treasury Money              N/A       5.54%      4.85%         4.49%
Market Fund

--------------------------------------------------------------------------------
* As of December 31, 2000 the 7-day yield was 5.60%. Without expense limitations, the Fund's yield would have been 5.01% for this time period.
** Returns are for Class A shares only. As of the date of this prospectus, Class B and Class C shares of the Fund are not being offered.

Risk/Return Summary and Fund Expenses
[GRAPHIC]

                        U.S. Treasury Money Market Fund

Fees and Expenses

As an investor in the U.S. Treasury Money Market Fund, you will pay the following fees and expenses. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

Contingent Deferred
Sales Charge

Some share classes impose a back end sales charge (load) if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge or CDSC.


               Shareholder Transaction
               Expenses (fees paid
               by you directly)                A Shares B Shares/1/ C Shares/1/
               Maximum sales charge (load)
               on purchases                      None      None        None
               ----------------------------------------------------------------
               Maximum deferred sales charge
               (load)                            None    4.00%/2/    1.00%/3/
               ----------------------------------------------------------------
               Annual Fund Operating
               Expenses (fees paid
               from Fund assets)               A Shares  B Shares    C Shares

               Management fee/4/                 .35%     .35%        .35%
               ----------------------------------------------------------------
               Administrative Services fee/5/    .15%     .15%        .15%
               ----------------------------------------------------------------
               Distribution (12b-1) fee/6/       .20%     .75%        .75%
               ----------------------------------------------------------------
               Service Organization fee/7/       .35%     .50%        .50%
               ----------------------------------------------------------------
               Other expenses                    .39%     .39%        .39%
               ----------------------------------------------------------------
               Total Fund Operating expenses    1.44%    2.14%       2.14%
               ----------------------------------------------------------------
               Fee Waivers & Expense
               Reimbursements/5/, /6/, /7/       .35%     .30%        .30%
               ----------------------------------------------------------------
               Net Expense/4/                   1.09%    1.84%       1.84%
               ----------------------------------------------------------------

------
/1/ As of the date of this prospectus, Class B and Class C shares are not being offered.
/2/ A CDSC on Class B shares declines over four years starting with year one and ending in year five from: 4%, 3%, 2%, 1%, and 0%.
/3/ A CDSC of 1% applies to redemptions of Class C shares within the first year.

/4/ The Adviser has voluntarily agreed to waive or reimburse its Management fee to the extent the Fund's ordinary operating expenses exceed .65% for Class A shares and 1.65% for Class B and Class C shares of the Fund's average daily net assets. This voluntary waiver may be reduced or discontinued at any time.

/5/ The Administrator is contractually limiting its Administrative Services fee to .10% for each class of shares for a one-year period ending April 30, 2002.


/6/ The Distributor is contractually limiting the Distribution (12b-1) fee to .15% for Class A shares for a one-year period ending April 30, 2002.

/7/ The Fund has committed to limit the Service Organization fee to .10% for Class A shares and .25% for Class B and Class C shares for a one-year period ending April 30, 2002.

 Risk/Return Summary and Fund Expenses
[GRAPHIC]

                                  U.S. Treasury Money
                                  Market Fund

Expense
Example
                                           1 Year 3 Years 5 Years 10 Years
                  Class A Shares
                   Assuming redemption      $111   $421   $  754   $1,694
                       ---------------------------------------------------
                  Class B Shares
                   Assuming redemption      $587   $841   $1,122   $2,107
                   Assuming no redemption   $187   $641   $1,122   $2,107
                       ---------------------------------------------------
                  Class C Shares
                   Assuming redemption      $287   $641   $1,122   $2,449
                   Assuming no redemption   $187   $641   $1,122   $2,449
                       ---------------------------------------------------

Use the table to
compare fees and
expenses of the Fund
with those of other
Funds.
It illustrates the
amount of fees and
expenses you would
pay, assuming the
following:

 . $10,000
   investment
 . 5% annual return
 . no changes in the
   Fund's operating
   expenses except
   the expiration of
   the current
   contractual fee
   waiver on
   April 30, 2002.


Because this example
is hypothetical and
for comparison only,
your actual costs
will be different.

 Risk/Return Summary and Fund Expenses
[GRAPHIC]

                                  New York Tax-Free Money Market Fund


Performance Information                   Bar Chart

                                 Year-by-Year Total Returns
The Risk/Return                              as
Summary of the New                  of 12/31 for Class A
York Tax-Free Money                        Shares
Market Fund includes a
bar chart showing the
Fund's annual returns                      [GRAPH]
and a table showing
the Fund's average                   1991           3.85%
annual returns. The                    92           2.44%
bar chart and table                    93           1.86%
provide an indication                  94           2.23%
of the historical risk                 95           3.17%
in the Fund by                         96           2.92%
showing:                               97           3.14%
 . changes in the                      98           2.83%
   Fund's performance                  99           2.64%
   from year to year                   00           3.46%
   for the past ten
   years in the bar                --------------------------
   chart; and
 . the Fund's average
   annual returns for               The bar chart above does
   one, five and ten                not reflect the impact of
   year periods in the              any applicable sales
   performance table.               charges which would
                                    reduce returns.
If fee waivers or
expense reimbursements
had not been reflected
in both the chart and             Best quarter:   Q1 1991 1.02%
the table, the Fund's             Worst quarter:  Q1 1994  .42%
performance would have
been lower.

Both the chart and
table assume
reinvestment of
dividends.

The returns for Class
B and Class C shares
will differ from the
Class A shares returns
shown in the bar chart
and performance table
because of differences
in the expenses of
each class.

Past performance does
not indicate how the
Fund will perform in
the future.

You may obtain current
yield information for
any Fund by calling
1-800-634-2563. Each
Fund's yield appears
in The Wall Street
Journal each Thursday.         Performance Table
                               -----------------

    Average Annual Total Returns (for the periods ended December 31, 2000)*

                            Inception Date Past Year Past 5 Years Past 10 Years
                           ----------------------------------------------------
New York Tax-Free Money
Market Fund Class A**          1/31/86       3.46%      3.00%         2.85%
                           ----------------------------------------------------
Lipper New York Tax-Exempt
Money Market Fund                  N/A       3.48%      2.98%         2.89%

--------------------------------------------------------------------------------
 * As of December 31, 2000 the 7-day yield was 3.92%. Without expense limitations, the Fund's yield would have been 3.56% for this time period.
** Returns are for Class A shares only. As of the date of this prospectus, Class B and C shares of the Fund are not being offered.

 Risk/Return Summary and Fund Expenses
[GRAPHIC]

                                   New York Tax-Free Money Market Fund
Fees and Expenses

As an investor in
the New York Tax-
Free Money Market
Fund, you will
pay the following
fees and
expenses.
Shareholder
transaction fees
are paid from
your account.
Annual Fund
operating
expenses are paid
out of Fund
assets, and are
reflected in the
share price.

               Shareholder Transaction
               Expenses
               (fees paid by you directly)     A Shares B Shares/1/ C Shares/1/
               Maximum sales charge (load)
               on purchases                      None      None        None
                   ------------------------------------------------------------
               Maximum deferred sales charge
               (load)                            None      4.00%/2/    1.00%/3/

               Annual Fund Operating Expenses
               (fees paid  from Fund assets)   A Shares  B Shares    C Shares

Contingent Deferred
Sales Charge
               Management fee/4/                 .35%       .35%        .35%
                   ------------------------------------------------------------
               Administrative Services fee/5/    .15%       .15%        .15%
                   ------------------------------------------------------------
               Distribution (12b-1) fee/6/       .20%       .75%        .75%
                   ------------------------------------------------------------
               Service Organization fee/7/       .35%       .50%        .50%
                   ------------------------------------------------------------
               Other expenses                    .45%       .45%        .45%
                   ------------------------------------------------------------
               Total Fund Operating expenses    1.50%      2.20%       2.20%
                   ------------------------------------------------------------
               Fee Waivers & Expense
               Reimbursements /5/, /6/, /7/      .40%       .30%        .30%
                   ------------------------------------------------------------
               Net Expense/4/                   1.10%      1.90%       1.90%
                   ------------------------------------------------------------

Some share
classes impose a
back end sales
charge (load) if
you sell your
shares before a
certain period of
time has elapsed.
This is called
a Contingent
Deferred Sales
Charge or CDSC.

------
/1/ As of the date of this prospectus, Class B and Class C shares are not being offered.
/2/ A CDSC on Class B shares declines over four years starting with year one and ending in year five from: 4%, 3%, 2%, 1%, and 0%.
/3/ A CDSC of 1% applies to redemptions of Class C shares within the first year.

/4/ The Adviser has voluntarily agreed to waive or reimburse its Management fee to the extent the Fund's ordinary operating expenses exceed .65% for Class A shares and 1.65% for Class B and Class C shares of the Fund's average daily net assets. This voluntary waiver may be reduced or discontinued at any time.

/5/ The Administrator is contractually limiting its Administrative Services fee to .10% for each class of shares for a one-year period ending April 30, 2002.

/6/ The Distributor is contractually limiting the Distribution (12b-1) fee to .10% for Class A shares for a one-year period ending April 30, 2002.

/7/ The Fund has committed to limit the Service Organization fee to .10% for Class A shares and .25% for Class B and Class C shares for a one-year period ending April 30, 2002.

 Risk/Return Summary and Fund Expenses
[GRAPHIC]

                                   New York Tax-Free Money Market Fund

Expense
Example

                                           1 Year 3 Years 5 Years 10 Years
                  Class A Shares
                   Assuming redemption      $112   $435   $  781   $1,756
                       ---------------------------------------------------
                  Class B Shares
                   Assuming redemption      $593   $859   $1,152   $2,171
                   Assuming no redemption   $193   $659   $1,152   $2,171
                       ---------------------------------------------------
                  Class C Shares
                   Assuming redemption      $293   $659   $1,152   $2,511
                   Assuming no redemption   $193   $659   $1,152   $2,511
                       ---------------------------------------------------

Use the table to
compare fees and
expenses of the Fund
with those of other
Funds. It
illustrates the
amount of fees and
expenses you would
pay, assuming the
following:

 . $10,000
   investment
 . 5% annual return
 . no changes in the
   Fund's operating
   expenses except
   the expiration of
   the current
   contractual fee
   waiver on     .

Because this example
is hypothetical and
for comparison only,
your actual costs
will be different.

 Investment Objectives, Strategies and Risk
[GRAPHIC]

This section of the prospectus provides a more complete description of the principal investment objectives, policies, and principal risks of the Funds. Additional descriptions of the Funds' risks, strategies, and investments, as well as other strategies and investments not described below, may be found in the Funds' Statement of Additional Information or SAI. Of course, there can be no assurance that any Fund will achieve its investment objective.

Investment Objective, Policies and Strategies

Investment Objectives

The investment objective of each Fund (except the New York Tax-Free Money Market Fund) is to provide as high a level of current income as is consistent with preservation of capital and liquidity. New York Tax-Free Money Market Fund seeks to provide as high a level of current income that is exempt from Federal, New York State and New York City income taxes as is consistent with preservation of capital and liquidity.

Investment Policies and Strategy

As a money market fund, each Fund must meet the requirements of Rule 2a-7 of the Investment Company Act of 1940. This Rule imposes strict requirements on the investment quality, maturity, and diversification of the Fund's investments. Under Rule 2a-7, each Fund's investments must have a remaining maturity of no more than 397 days, its investments must maintain an average weighted maturity that does not exceed 90 days and invest only in high quality, dollar-denominated obligations.

Each of the Funds will attempt to increase their yields by trading to take advantage of short-term market variations. The Funds' Adviser evaluates investments based on credit analysis and the interest rate outlook.

                              Cash Management Fund
  Ticker Symbol:    Class A MHMXX   Class B  N/A      Class C  N/A

The Cash Management Fund invests in a broad range of short-term money market instruments including:
 . obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
 . variable rate demand and master demand notes;
 . certain repurchase agreements;
 . negotiable certificates of deposit, bankers' acceptances, time deposits, and other obligations issued or supported by U.S. (including foreign branches) banks that have more than $1 billion in total assets at the time of investment;
 . U.S. Dollar-denominated obligations of foreign banks (including U.S.
   branches) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets, (ii) have branches or agencies in the United States, and (iii) in the opinion of the Fund's investment adviser, are of an investment quality comparable to obligations of U.S. banks which may be purchased by the Fund and present minimal credit risk;
 . domestic and foreign commercial paper rated in the highest category by one or more nationally recognized statistical rating organizations or rating agencies, or if unrated, determined to be of comparable quality by the Adviser; and

 Investment Objectives, Strategies and Risk
[GRAPHIC]

 . investment grade corporate debt securities.

The Fund may invest more than 25% of the current value of its total assets in domestic bank obligations (including bank obligations subject to repurchase agreements).

                          Government Money Market Fund
                             Ticker Symbol:   MGFXX

The Government Money Market Fund invests exclusively in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect to these types of obligations.

The Fund will invest in:
 . issues of the U.S. Treasury, such as bills, notes and bonds.
 . issues of U.S. Government agencies and instrumentalities established under the authority of an Act of Congress, including obligations:
  * supported by the "full faith and credit" of the United States (e.g., obligations guaranteed by the Export-Import Bank of the United States).
  * supported by the right of the issuer to borrow from the U.S. Treasury (e.g., obligations of the Federal National Mortgage Association).
  * supported only by the credit of the issuing agency or instrumentality (e.g., obligations of the Student Loan Marketing Association).

                        U.S. Treasury Money Market Fund
                            Ticker Symbol:    MUSXX

The U.S. Treasury Money Market Fund invests exclusively in direct obligations of the U.S. Treasury and certain repurchase agreements. The Fund will not invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government and will not enter into loans of its portfolio securities.

                      New York Tax-Free Money Market Fund
                            Ticker Symbol:    MNFXX

The New York Tax-Free Money Market Fund invests primarily in a broad range of high-quality municipal obligations that are exempt from regular Federal, New York State, and New York City municipal income taxes. The Fund will maintain at least 80% of its net assets in high-quality, tax-exempt municipal obligations.

Municipal obligations purchased by the Fund are debt obligations issued by or on behalf of states, cities, municipalities, and other public authorities.

 Investment Objectives, Strategies and Risk
[GRAPHIC]


The Fund may invest in:

 . upper medium or higher grade municipal bonds and high quality, notes, and commercial paper;
 . debt obligations that have a floating or variable rate of interest, which varies with changes in specified market rates or indices;
 . when-issued securities with delivery and payment normally taking place 15 to 45 days after the date of the commitment to purchase; and . securities with put rights.

The Fund will invest primarily in New York municipal obligations and participation certificates in these obligations purchased from banks, insurance companies and other financial institutions. The Fund will invest at least 80% of its net assets in New York municipal obligations.

The Fund may invest 25% or more of its assets in municipal obligations that are related in ways such that an economic, business or political development or change affecting one obligation could also affect the other obligations; for example, municipal obligations the interest on which is paid from revenues of similar types of projects.

The Fund may invest up to 20% of the current value of its total assets in money market instruments subject to the Federal alternative minimum tax. For temporary defensive purposes, the Fund may invest up to 100% of its assets in taxable money market instruments or cash reserves. While investing for temporary defensive purposes, the Fund may not achieve its investment objectives.

Risk Considerations

General Risk Factors: All Money Market Funds

The Funds' primary risks are interest rate risk and credit risk. Because the Funds invest in short-term securities, a decline in interest rates will affect the Funds' yields as these securities mature or are sold and the Funds purchase new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Funds invest in securities with short maturities and seek to maintain a stable net asset value of $1.00 per share, it is possible that an increase in interest rates would change the value of your investment.

Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Funds invest in highly-rated securities to minimize credit risk. Under Rule 2a-7, 95% of a money market fund's holdings, must be rated in the highest credit category (e.g., A-1 or A-1+) and the remaining 5% must be rated no lower than the second highest credit category.

 Investment Objectives, Strategies and Risk
[GRAPHIC]


Specific Risk Factors: Cash Management Fund

The Cash Management Fund's investments in U.S. Dollar-denominated obligations (or credit and liquidity enhancements) of foreign banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and commercial paper of foreign companies may be subject to foreign risk. Foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation or commandeering taxation, political changes or diplomatic developments that could adversely affect a Fund's investments.

To the extent that the Fund concentrates in the domestic banking industry, it may be impacted by economic and other factors affecting that industry unlike other mutual funds which do not concentrate in bank obligations.

Specific Risk Factors: New York Tax-Free Money Market Fund

The New York Tax-Free Money Market Fund faces municipal market risk. Because the Fund will concentrate its investments in New York and may invest up to 25% of its assets in the securities of a single issuer or sector, investment in this Fund may pose investment risks greater than those posed by a more broadly diversified portfolio. Consequently, unlike a more diversified portfolio, the Fund's assets could lose significant value due to the poor performance of a single issuer or sector.

The Fund may also be subject to credit risks. Historically, New York State and other issuers of New York Municipal Obligations have experienced periods of financial difficulties. Factors affecting New York State and its municipalities, including economic, political, or regulatory occurrences, may have a significant effect on the Fund's net asset value.

The New York Tax-Free Money Market Fund's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

 Fund Management
[GRAPHIC]

The Investment Adviser

HSBC Asset Management Americas Inc., the North American affiliate of HSBC Holdings plc (Hong Kong and Shanghai Banking Corporation) and HSBC Bank USA, serves as investment adviser to the Funds (the "Adviser"). The Adviser is located at 452 Fifth Avenue, New York, New York 10018. As of December 31, 2000, the Adviser managed more than $83 billion in assets. Through its fund management team, the Adviser makes the day-to-day investment decisions and continuously reviews, supervises and administers the Funds' investment programs.

For these advisory services, the Funds paid the Advisor as follows:

                                       Percentage of
                                     average net assets
                                     for the year ended
                                         12/31/00*
-------------------------------------------------------
Cash Management Fund                        .17%
-------------------------------------------------------
Government Money Market Fund                .23%
-------------------------------------------------------
U.S. Treasury Money Market Fund             .15%
-------------------------------------------------------
New York Tax-Free Money Market Fund         .21%
-------------------------------------------------------

*If the Adviser had not waived fees, the fees would have been: Cash Management Fund .35%, Government Money Market Fund .35%, U.S. Treasury Money Market Fund
 .35%, and New York Tax-Free Money Market .35%.

The Distributor and Administrator

BISYS Fund Services Ohio, Inc. ("BISYS"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Funds' administrator.

BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS Fund Services") serves as the distributor of the Funds' shares. BISYS Fund Services may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.

The Statement of Additional Information has more detailed information about the Investment Adviser and other service providers.

 Shareholder Information
[GRAPHIC]

                       Pricing of Fund Shares
---------------------
How NAV is
Calculated
                        Each Fund's net asset value, or NAV, is expected to be
The NAV is              constant at $1.00 per share, although this value is not
calculated by adding    guaranteed. The NAV is determined at 12:00 p.m.,
the total value of      Eastern time on days the New York Stock Exchange,
the Fund's              Funds' custodian and transfer agent are open. The Funds
investments and         value their securities at their amortized cost. This
other assets,           method involves valuing an instrument at its cost and
subtracting its         thereafter applying a constant amortization to maturity
liabilities and then    of any discount or premium, regardless of the impact of
dividing that figure    fluctuating interest rates on the market value of the
by the number of        instrument.
outstanding shares
of the Fund:            Your order for purchase, sale or exchange of shares is
                        priced at the next NAV calculated after your order is
        NAV =           accepted by the Fund.
    Total Assets-
     Liabilities        Orders will become effective when Federal funds are
   -------------        available to the Trust's custodian for investment.
  Number of Shares     --------------------------------------------------------

     Outstanding
---------------------

 Shareholder Information
[GRAPHIC]

                       Purchasing and Adding to Your Shares

                                              Minimum    Minimum
                                              Initial   Subsequent
                  Account type               Investment Investment
                       -------------------------------------------
                  Regular                      $1,000      $50
                       -------------------------------------------
                  Automatic Investment Plan    $   50      $50
                       -------------------------------------------

You may purchase
shares through the
Distributor or
through banks,
brokers and other
investment
representatives,
which may charge
additional fees and
may require higher
minimum investments
or impose other
limitations on
buying and selling
shares. If you
purchase shares
through an
investment
representative, that
party is responsible
for transmitting
orders by close of
business and may
have an earlier cut-
off time for
purchase and sale
requests. Consult
your investment
representative or
institution for
specific
information.
                        * The New York Tax-Free Money Market Fund is not
                          recommended as an investment for a retirement plan.

                        Class B shares and Class C shares of the Cash Management Fund are offered as an exchange option for Class B and Class C shareholders of other funds in the HSBC Family of Funds. Class C shares are also offered to certain investors who desire enhanced shareholder services which include cash sweeps. As of the date of this prospectus, Class B and Class C shares are not currently being offered in the Government Money Market Fund, the U.S. Treasury Money Market Fund and the New York Tax-Free Money Market Fund.

--------------------------------------------------------------------------------
Orders will become effective when Federal funds are available to the Trust's custodian for investment. If payment is transmitted by wire (which may take two or more hours to complete), the order will become effective upon receipt of Federal funds. In order for a wire purchase to be effective on the same day it is received, both the trading instructions and the wire must be received before 12:00 p.m. Eastern time. Payments transmitted by bank wire other than the Federal Reserve Wire System may take longer to be converted into Federal funds.

All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks are not accepted.

There are no minimum investment requirements with respect to investments effected through certain automatic purchase and redemption arrangements on behalf of customer accounts maintained at Service Organizations. The minimum investment requirements may be waived or lowered for investments effected on a group basis by certain other institutions and their employees, such as pursuant to a payroll deduction plan. All funds will be invested in full and fractional shares. The Funds reserve the right to reject any purchase order.

Avoid 31% Tax Withholding

The Funds are required to withhold 31% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number in compliance with IRS rules. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

 Shareholder Information
[GRAPHIC]

                       Purchasing and Adding To Your Shares

By Regular Mail

If purchasing through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

All investments made by regular mail or express delivery, whether initial or subsequent, should be sent to:

By Regular Mail:                     By Express Mail:
HSBC Family of Funds                 HSBC Family of Funds
PO Box 163850                        3435 Stelzer Road
Columbus, OH 43216-3850              Columbus, OH 43219

Initial Investment:

1. Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.

2. Make check, bank draft or money order payable to "HSBC Family of Funds".

3. Mail or deliver application and payment to the address above.

Subsequent Investments:

1. Use the investment slip attached to your account statement. Or, if unavailable, provide the following information:
 . Fund
 . Amount invested
 . Account name and number

2. Make check, bank draft or money order payable to "HSBC Family of Funds".

3. Mail or deliver investment slip and payment to the address above.

Electronic Purchases

Your bank must participate in the Automated Clearing House (ACH) and must be a United States Bank. Your bank or broker may charge for this service.

Establish electronic purchase option on your account application or call 1-800-634-2536. Your account can generally be set up for electronic purchases within 15 days.

Call 1-800-634-2536 to arrange a transfer from your bank account.

 Shareholder Information
[GRAPHIC]

                       Purchasing and Adding To Your Shares

Electronic vs. Wire Transfer

Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (ACH) and may take up to eight days to clear. There is generally no fee for ACH transactions.

By Wire Transfer

Telephone the Transfer Agent at 1-800-634-2536 for instructions. Please note your bank may charge you a fee for handling this transaction.

You can add to your account by using the convenient options described below. The Funds reserve the right to change or eliminate these privileges at any time with 60 days notice.

Automatic Investment Plan

You can make automatic investments in the Funds from your bank account, through payroll deduction or from your federal employment, Social Security or other regular government checks. Automatic investments can be as little as $50, once you've invested the $1,000 minimum required to open the account.

To invest regularly from your bank account:

 . Complete the Automatic Investment Plan portion on your Account Application.
   Make sure you note:
  - Your bank name, address and account number
  - The amount you wish to invest automatically (minimum $50)
  - How often you want to invest (every month, 4 times a year, twice a year or once a year)

 . Attach a voided personal check.

To invest regularly from your paycheck or government check:
Call 1-800-634-2536 for an enrollment form.

Dividends and Distributions

All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Dividends for the Cash Management Fund are higher for Class A shares than for Class B and C shares, because Class A shares have lower distribution expenses. Capital gains are distributed at least annually.

Questions?
Call 1-800-634-2536 or your investment representative.

 Shareholder Information
[GRAPHIC]

                       Selling Your Shares

You may sell      Withdrawing Money from Your Fund Investment
your shares at
any time. Your    As a mutual fund shareholder, you are technically selling
sales price will  shares when you request a withdrawal in cash. This is also
be the next NAV   known as redeeming shares or a redemption of shares.
after your sell
order is          -------------------------------------------------------------
received by the
Fund, its         Contingent Deferred Sales Charge
transfer agent,
or your           When you sell Class B or C shares of the Cash Management
investment        Fund, you will be charged a fee for any shares that have not
representative.   been held for a sufficient length of time. These fees will
Normally you      be deducted from the money paid to you. The Contingent
will receive      Deferred Sales Charge will be waived for customers of HSBC
your proceeds     Bank USA Commercial Sweep who are redeeming Class C shares.
within a week     See the section on "Distribution Arrangements/Sales Charges"
after your        on page 30 for details.
request is
received.
--------------------------------------------------------------------------------
                  Instructions for selling shares

                  If selling your shares through your financial adviser or
                  broker, ask him or her for redemption procedures. Your
                  adviser and/or broker may have transaction minimums and/or transaction times which will affect your redemption. For all other sales transactions, follow the instructions below.
By telephone      1. Call 1-800-634-2536 with instructions as to how you wish
(unless you have to receive your funds (mail, wire, electronic transfer). declined telephone sales privileges)

--------------------------------------------------------------------------------
By mail (See      1. Call 1-800-634-2536 to request redemption forms or write
"Selling Your     a letter of instruction indicating:
Shares--             .your Fund and account number
Redemptions in       .amount you wish to redeem
Writing              .address where your check should be sent
Required")           .account owner signature
                  2. Mail to:
                     HSBC Family of Funds
                     P.O. Box 163850
                     Columbus, Ohio 43216-3850.

--------------------------------------------------------------------------------
By express        1. See instruction 1 above.
delivery (See
"Selling Your     2. Send to:
Shares--             HSBC Family of Funds
Redemptions in       Attn: T.A. Operations
Writing              3435 Stelzer Road
Required")           Columbus, OH 43219

 Shareholder Information
[GRAPHIC]

                      Selling Your Shares

Wire transfer
                  Call 1-800-634-2536 to request a wire transfer.

You must          If you call in your redemption request of $1,000 or more by
indicate this     12:00 noon Eastern time, your payment will normally be wired
option on         to your bank on the same business day. Otherwise, it will
your account      normally be wired on the next business day after your call.
application.


Your
financial
institution
may charge a
wire transfer
fee.

--------------------------------------------------------------------------------

Electronic        Call 1-800-634-2536 to request an electronic redemption.
Redemptions
                  If you call by 12:00 p.m., Eastern time, the NAV of your
                  shares will normally be determined on the same day and the
Your bank         proceeds credited within 7 days.
must
participate
in the
Automated
Clearing
House (ACH)
and must be a
U.S. bank.

--------------------------------------------------------------------------------
Systematic Withdrawal Plan

You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. To activate this feature:

 . Make sure you've checked the appropriate box on the Account Application. Or call 1-800-634-2536.
 . Include a voided personal check.
 . Your account must have a value of $10,000 or more to start withdrawals.
 . If the value of your account falls below $500, you may be asked to add sufficient funds to bring the account back to $500, or the Fund may close your account and mail the proceeds to you.

Redemption By Check Writing

You may write checks for amounts of $500 or more to make payments to any person or business from your account. To obtain checks, complete the check writing section of the Account Application or contact the Fund to obtain a signature card. Dividends and distributions will continue to be paid up to the day the check is presented for payment. You must maintain the minimum required account balance of $500 per Fund and you may not close your account by writing a check.

 Shareholder Information
[GRAPHIC]

                       Selling Your Shares
Redemptions In Writing Required

You must request redemptions in writing in the following situations:

1. Redemptions from Individual Retirement Accounts ("IRAs").
2. Redemption requests requiring a signature guarantee. Signature guarantees are required in the following situations:
 . Your account address has changed within the last 10 business days
 . The check is not being mailed to the address on your account
 . The check is not being made payable to the owner(s) of the account
 . The redemption proceeds are being transferred to another Fund account with a different registration.
 . The redemption proceeds are being wired to bank instructions currently not on your account.

Please note that signature guarantees are not required for redemptions made using check writing privileges.

A signature guarantee can be obtained from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

Verifying Telephone Redemptions

The Funds make every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions. Telephone redemption privileges will be suspended for a 30-day period following a telephone address change.

Redemptions Within 15 Days of Investment

When you have made an investment by check, payment on redemption requests will be delayed until the Transfer Agent is satisfied that the check has cleared (which may require up to 15 days from purchase date). You can avoid this delay by purchasing shares with a certified check.

Refusal of Redemption Request

Payment for shares may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

Redemption in Kind

The Funds reserve the right to make payment in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than 1% of a Fund's net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

 Shareholder Information
[GRAPHIC]

                       Selling Your Shares

Closing of Small Accounts

If your account falls below $500, the Fund may ask you to increase your balance. If it is still below $500 after 30 days, the Fund may close your account and send you the proceeds.

Undeliverable Redemption Checks

For any shareholder who chooses to receive distributions in cash: If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be considered void. The check will be canceled and the money reinvested in the Fund.

 Shareholder Information
[GRAPHIC]
                       Distribution Arrangements/Sales Charges

This section describes the sales charges and fees you will pay as an investor in different share classes offered by the Funds.

                             Class A Shares       Class B Shares       Class C Shares
-----------------------------------------------------------------------------------------
Sales Charge (Load)       No front-end sales   No front-end sales   No front-end sales
                          charge.              charge. A CDSC may   charge. A CDSC may be
                                               be imposed on shares imposed on shares
                                               redeemed within four redeemed within one
                                               years after          year after purchase.
                                               purchase; shares
                                               automatically
                                               convert to Class A
                                               shares after 6
                                               years.
-----------------------------------------------------------------------------------------
Distribution (12b-1) Fee  Subject to aggregate Subject to annual    Subject to annual
                          annual distribution  distribution fee of  distribution fee of
                          fee of up to .20% of up to .75% of the    up to .75% of the
                          the Fund's net       Fund's net assets.   Fund's net assets.
                          assets.
-----------------------------------------------------------------------------------------
Service Organization Fee  Subject to annual    Subject to annual    Subject to annual
                          service organization service organization service organization fee of up to .35% of fee of up to .50% of fee of up to .50% of
                          the Fund's net       the Fund's net       the Fund's net
                          assets               assets.*             assets.*
-----------------------------------------------------------------------------------------
Fund Expenses             Lower annual         Higher annual        Higher annual
                          expenses than Class  expenses than Class  expenses than Class A
                          B or C shares.       A shares.            shares.
-----------------------------------------------------------------------------------------

* The Fund has committed to limit the service organization fee to .10%, with respect to Class A shares and to .25% with respect to Class B and Class C shares through April 30, 2002.

Class B Shares and Class C Shares

Class B shares and Class C shares are generally not being sold but are only offered as an exchange option for Class B shareholders and Class C shareholders of other funds in the HSBC Family of Funds who wish to exchange some or all of those shares for Class B shares or Class C shares, respectively, of the Cash Management Fund. Customers of HSBC Bank USA Commercial Sweep are able to purchase Class C shares of the Cash Management Fund. As of the date of this prospectus, Class B and Class C shares are not being offered for the Government Money Market Fund, the U.S. Treasury Money Market Fund and the New York Tax-Free Money Market Fund. Although Class B shares and Class C shares are not subject to a sales charge when a shareholder exchanges Class B shares and Class C shares of another fund, they may be subject to a CDSC when redeemed. See "Exchanging Your Shares" below. In addition, Class B and Class C shares are subject to an aggregate annual distribution fee of up to .75% and a service organization fee of up to .50% of each Fund's net assets. Shareholders of Class B shares and Class C shares pay higher annual expenses than shareholders of Class A shares.

 Shareholder Information
[GRAPHIC]

                       Distribution Arrangements/Sales Charges

Class B Shares

The Cash Management Fund's shares will continue to be subject to a declining CDSC if Class B shares are exchanged for Class B shares of any other HSBC Fund and redeemed within 4 years. The CDSC will be as illustrated in the chart on the right:

                   CDSC as a % of
    Years Since     Dollar Amount
      Purchase    Subject to Charge
-----------------------------------
  0-1                   4.00%
-----------------------------------
  1-2                   3.00%
-----------------------------------
  2-3                   2.00%
-----------------------------------
  3-4                   1.00%
-----------------------------------
  more than 4            None
-----------------------------------

The CDSC will be based upon the lower of the NAV at the time of purchase or the NAV at the time of redemption. There is no CDSC on reinvested dividends or distributions.

Class C Shares

Similarly, if you exchange Class C shares of the Cash Management Fund for Class C shares of other HSBC Funds and wish to sell your shares, your redemption may be subject to a 1.00% CDSC if the shares are redeemed less than one year after the original purchase of the Class C shares. The 1.00% CDSC will be waived for customers of HSBC Bank USA Commercial Sweep. The CDSC will be assessed on the lesser of the current NAV or the NAV at the time of purchase. Unlike Class B shares; Class C shares do not convert to Class A shares.

Conversion Feature--Class B Shares

 . Class B shares of the Cash Management Fund will convert automatically to Class A shares of the same Fund after six years from the beginning of the calendar month in which the Class B shares were originally purchased.

 . After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A shares of the Cash Management Fund which will increase your investment return compared to the Class B shares.

 . You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.

 Shareholder Information
[GRAPHIC]

                       Distribution Arrangements/Sales Charges

 . If you purchased Class B shares of another HSBC Fund which you exchanged for Class B shares of the Cash Management Fund, your holding period will be calculated from the time of your original purchase of Class B shares. The dollar value of Class A shares you receive will equal the dollar value of the Class B shares converted.

Waiver of Sales Charges--Class B Shares and Class C Shares

The following qualify for waivers of sales charges:

 . Distributions following the death or disability of a Shareholder.

 . Redemptions representing the minimum distribution from an IRA or Custodial
   Account to a Shareholder who has reached age 70 1/2.

 . Redemptions representing the minimum distribution from 401(k) retirement plans where such redemptions are necessary to make distributions to plan participants.

 . Redemptions made by HSBC Bank USA Commercial Sweep customers.

If you sell some but not all of your Class B and Class C shares, shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

Distribution (12b-1) Fees

The Funds have adopted a plan under SEC Rule 12b-1. The plan allows the Funds to pay fees for services and expenses relating to the sale and distribution of the Funds' shares. For Class A shares of the Funds, the amount of the fee is
 .20% of the average daily net assets of the Funds. Class B and Class C shares of the Fund pay a distribution fee not to exceed .75% of the average daily net assets of the Fund. Because these fees are paid from the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees.

Service Organizations

Various banks, trust companies, broker-dealers (other than the Distributor) and other financial organizations ("Service Organizations") may provide certain administrative services for its customers who invest in the Funds through accounts maintained at that Service Organization. The Funds will pay the Service Organization a fee at an annual rate of up to .35% for Class A shares and up to .50% for Class B and Class C shares (the fees for each Fund's Class A, Class B and Class C shares are, .10%, .25% and .25%, respectively, pursuant to each Fund's commitment) of the average daily net asset value of shares for which the Service Organization from time to time performs services, which include:

 . receiving and processing shareholder orders

 . performing the accounting for the customers sub-accounts

 Shareholder Information
[GRAPHIC]

                       Distribution Arrangements/Sales Charges

 . maintaining retirement plan accounts

 . answering questions and handling correspondence for an individual accounts

 . acting as the sole shareholder of record for individual

 . issuing shareholder reports and transaction confirmations

 . performing daily "sweep" functions

Investors who purchase, sell or exchange shares for the Funds through a customer account maintained at a Service Organization may be charged extra for other services which are not specified in the servicing agreement with the Funds but are covered under separate fee schedules provided by the Service Organization to their customers. Customers with accounts at Service Organizations should consult their Service Organization for information concerning their sub-accounts. The Adviser or Administrator also may pay Service Organizations for rendering services to shareholders sub-accounts.

Questions?
Call 1-800-634-2536 or your investment representative.

 Shareholder Information
[GRAPHIC]


                       Exchanging Your Shares

You can exchange your shares that have been held for at least seven days in the Fund for shares of the same class of another HSBC Fund, usually without paying additional sales charges (see "Notes on Exchanges"). No transaction fees are charged for exchanges.

Instructions for exchanging shares

Exchanges may be made by sending a written request to HSBC Family of Funds, PO Box 163850, Columbus OH 43216-3850, or by calling 1-800-634-2536. Please provide the following information:

 . Your name and telephone number

 . The exact name on your account and account number

 . Taxpayer identification number (usually your Social Security number)

 . Dollar value or number of shares to be exchanged

 . The name of the Fund from which the exchange is to be made.

 . The name of the Fund into which the exchange is being made.

You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from the Fund to another are taxable. You should review the prospectus of the HSBC Fund before making an exchange.

See "Selling your Shares" for important information about telephone transactions. The Funds reserve the right to modify or terminate the exchange privilege upon 60 days written notice.

To prevent disruption in the management of the Funds, due to market timing strategies, exchange activity may be limited to 4 exchanges within a 12-month period.

Automatic Exchanges

You can use the Funds' Automatic Exchange feature to purchase shares of other HSBC Funds at regular intervals through regular, automatic redemptions from your account. To participate in the Automatic Exchange:

 . Complete the appropriate section of the Account Application.

 . Keep a minimum of $10,000 in the Fund and $1,000 in the HSBC Fund whose shares you are buying.

To change the Automatic Exchange instructions or to discontinue the feature, you must send a written request to HSBC Family of Funds, P.O. Box 163850, Columbus, Ohio 43216-3850.

Notes on exchanges

When exchanging from a Fund that has no sales charge or a lower sales charge to a Fund with a higher sales charge, you will pay the difference.

 Shareholder Information
[GRAPHIC]

                       Exchanging Your Shares

The registration and tax identification numbers of the two accounts must be identical.

The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.

Be sure to read the Prospectus carefully of any HSBC Fund into which you wish to exchange shares.

Investors purchasing shares of the Cash Management Fund will ordinarily purchase Class A shares, with the exception of HSBC Bank USA Commercial Sweep customers who may also purchase Class C shares. Other investors will only receive Class B shares or Class C shares by exchanging from the Class B shares or Class C of other HSBC Funds. If you exchange shares of other HSBC Funds for shares of the Funds and wish to sell your shares, Class B and Class C shares may be subject to a CDSC.

 Shareholder Information
[GRAPHIC]

                       Dividends, Distributions and Taxes

Dividends, Distributions and Taxes

Any income a Fund receives in the form of interest is paid out, less expenses, to its shareholders as dividends. Each Fund declares dividends from net investment income at 12:00 noon on every business day. Shares purchased will begin earning dividends on the day the purchase order is executed and shares redeemed will earn dividends through the previous day. Dividends on the Funds are generally paid within 5 business days after the end of each month. Capital gains, if any, for the Funds are distributed at least annually.

Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

The Funds expect that their dividends will primarily consist of net income or, if any, short-term capital gains as opposed to long-term capital gains. Dividends paid by the Cash Management, Government and U.S. Treasury Funds that are derived from taxable investments are therefore expected to be taxable as ordinary income.

During normal market conditions, the New York Tax-Free Money Market Fund expects that substantially all of its dividends will be excluded from gross income for federal income tax purposes and for New York state income tax purposes. The Fund may invest in certain securities with interest that may be a preference item for the purposes of the alternative minimum tax or a factor in determining whether Social Security benefits are taxable. In such event, a portion of the Fund's dividends would not be exempt from federal income taxes.

Dividends are taxable as ordinary income. Dividends are taxable in the year in which they are paid, even if they appear on your account statement the following year.

You will be notified in January each year about the federal tax status of distributions made by the Funds. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

Foreign shareholders may be subject to special withholding requirements. There is a penalty on certain pre-retirement distributions from retirement accounts. Consult your tax adviser about the federal, state and local tax consequences in your particular circumstances.

Questions?
Call 1-800-634-2536 or your investment representative.

 Financial Highlights
[GRAPHIC]

The financial highlights table is intended to help you understand the Funds' financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, are included in the annual report and incorporated by reference in the SAI, which is available upon request

Cash Management Fund

                                          Class A Shares*
                                  For the years ended December 31,
                            --------------------------------------------------
                              2000        1999      1998      1997      1996
                            --------    --------  --------  --------  --------
Net Asset Value, Beginning
 of Period................. $   1.00    $   1.00  $   1.00  $   1.00  $   1.00
                            --------    --------  --------  --------  --------
Investment Activities:
 Net investment income.....     0.06        0.05      0.05      0.05      0.05
                            --------    --------  --------  --------  --------
 Total from Investment
  Activities...............     0.06        0.05      0.05      0.05      0.05
                            --------    --------  --------  --------  --------
Distributions:
 Net investment income.....    (0.06)      (0.05)    (0.05)    (0.05)    (0.05)
                            --------    --------  --------  --------  --------
 Total Distributions.......    (0.06)      (0.05)    (0.05)    (0.05)    (0.05)
                            --------    --------  --------  --------  --------
Net Asset Value, End of
 Period.................... $   1.00    $   1.00  $   1.00  $   1.00  $   1.00
                            ========    ========  ========  ========  ========
Total Return...............     6.00%       4.75%     5.15%     5.18%     5.00%
Ratios/Supplemental Data:
 Net Assets at end of
  period (000's)........... $175,132    $382,296  $317,552  $184,205  $220,960
 Ratio of expenses to
  average net assets.......     0.65%       0.65%     0.65%     0.63%     0.68%
 Ratio of net investment
  income to average
  net assets...............     5.81%       4.66%     5.01%     5.06%     4.88%
 Ratio of expenses to
  average net assets**.....         (a)     0.90%     0.87%     0.83%     0.80%

------
(a) For the year ended December 31, 2000, there were no voluntary reductions/reimbursements. For the year ended December 31, 2000, certain fees were contractually reduced and/or reimbursed.
* Effective July 1, 1999 the Fund designated its existing shares as Class A shares and commenced offering Class B shares and Class C shares.

** During the period, certain fees were voluntarily or contractually reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated. Ratios for periods prior to December 31, 2002 were calculated including voluntary and contractual fee reductions/reimbursement. Starting with the year ended December 31, 2000, ratios are calculated using voluntary reductions/reimbursements only.

 Financial Highlights
[GRAPHIC]

Cash Management Fund

                                Class B Shares*            Class C Shares*
                           -------------------------  --------------------------
                             For the      For the       For the       For the
                            Year Ended  Period Ended   Year Ended   Period Ended
                           December 31, December 31,  December 31,  December 31,
                               2000         1999          2000          1999
                           ------------ ------------  ------------  ------------
Net Asset Value,
 Beginning of Period.....     $ 1.00       $ 1.00       $  1.00        $ 1.00
                              ------       ------       -------        ------
Investment Activities:
 Net investment income...       0.05         0.02          0.05          0.02
                              ------       ------       -------        ------
 Total from Investment
  Activities.............       0.05         0.02          0.05          0.02
                              ------       ------       -------        ------
Distributions:
 Net investment income...      (0.05)       (0.02)        (0.05)        (0.02)
                              ------       ------       -------        ------
 Total Distributions.....      (0.05)       (0.02)        (0.05)        (0.02)
                              ------       ------       -------        ------
Net Asset Value, End of
 Period..................     $ 1.00       $ 1.00       $  1.00        $ 1.00
                              ======       ======       =======        ======
Total Return (excludes
 redemption charge)......       5.39%        2.47%(a)      5.08%         2.28%(a)
Ratios/Supplemental Data:
 Net Assets at end of
  period (000's).........     $   10       $    5       $40,523        $    5
 Ratio of expenses to
  average net assets.....       1.34%        0.65%(b)      1.50%         1.02%(b)
 Ratio of net investment
  income to average net
  assets.................       5.24%        4.85%(b)      5.23%         4.47%(b)
 Ratio of expenses to
  average net assets**...           (c)      0.93%(b)          (c)       1.17%(b)

------
(a)  Not annualized.
(b)  Annualized.
(c) For the year ended December 31, 2000, there were no voluntary reductions/reimbursements. For the year ended December 31, 2000, certain fees were contractually reduced and/or reimbursed.
 * Effective July 1, 1999, the Fund designated the existing shares as Class A shares and commenced offering Class B shares and Class C shares.
** During the period, certain fees were contractually reduced. If such fee reductions had not occurred, the ratios would have been as indicated. Ratios for periods prior to January 1, 2000 were calculated including voluntary and contractual fee reductions/reimbursements. Starting with the year ended December 31, 2000, ratios are calculated using voluntary reductions/reimbursements only.

 Financial Highlights
[GRAPHIC]

Government Money Market Fund

                                      For the Years Ended December 31,
                                  --------------------------------------------
                                   2000     1999     1998      1997     1996
                                  -------  -------  -------  --------  -------
Net Asset Value, Beginning of
 Period.......................... $  1.00  $  1.00  $  1.00  $   1.00  $  1.00
                                  -------  -------  -------  --------  -------
Investment Activities;
 Net investment income...........    0.06     0.05     0.05      0.05     0.05
                                  -------  -------  -------  --------  -------
Total from investment
 activities......................    0.06     0.05     0.05      0.05     0.05
                                  -------  -------  -------  --------  -------
Distributions:
 Net investment income...........   (0.06)   (0.05)   (0.05)    (0.05)   (0.05)
                                  -------  -------  -------  --------  -------
Total dividends..................   (0.06)   (0.05)   (0.05)    (0.05)   (0.05)
                                  -------  -------  -------  --------  -------
Net Asset Value, End of Year..... $  1.00  $  1.00  $  1.00  $   1.00  $  1.00
                                  =======  =======  =======  ========  =======
Total Return.....................    5.78%    4.65%    5.01%     5.05%    4.87%
Ratios/Supplemental Data:
 Net assets at end of
  period (000's)................. $20,360  $53,048  $77,354  $100,862  $87,392
 Ratio of expenses to average net
  assets.........................    0.65%    0.65%    0.62%     0.63%    0.72%
 Ratio of net investment income
  to average net assets..........    5.59%    4.54%    4.86%     4.94%    4.75%
 Ratio of expenses to average net
  assets*........................      (a)    0.85%    0.80%     0.79%    0.84%

------
(a) For the year ended December 31, 2000, there were no voluntary fee reductions/reimbursements. For the year ended December 31, 2000, certain fees were contractually reduced and/or reimbursed.
* During the period, certain fees were contractually reduced. If such fee reductions had not occurred, the ratios would have been as indicated. Ratios for periods prior to January 1, 2000 were calculated including voluntary and contractual fee reductions/reimbursements. Starting with the year ended December 31, 2000, ratios are calculated using voluntary reductions/reimbursements only.

 Financial Highlights
[GRAPHIC]

U.S. Treasury Money Market Fund

                                       For the Year Ended December 31,
                                   -------------------------------------------
                                    2000     1999     1998     1997     1996
                                   -------  -------  -------  -------  -------
Net Asset Value, Beginning of
 Period........................... $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                                   -------  -------  -------  -------  -------
Investment Activities:
  Net investment income...........    0.05     0.04     0.05     0.05     0.05
                                   -------  -------  -------  -------  -------
  Total from investment
   activities.....................    0.05     0.04     0.05     0.05     0.05
                                   -------  -------  -------  -------  -------
Distributions:
 Net investment income............   (0.05)   (0.04)   (0.05)   (0.05)   (0.05)
                                   -------  -------  -------  -------  -------
Total Dividends...................   (0.05)   (0.04)   (0.05)   (0.05)   (0.05)
                                   -------  -------  -------  -------  -------
Net Asset Value, End of Year...... $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                                   =======  =======  =======  =======  =======
Total Return......................    5.57%    4.39%    4.86%    4.98%    4.68%
Ratios/Supplemental Data:
 Net assets at end of
  period (000).................... $51,632  $32,452  $25,876  $25,507  $28,962
 Ratio of expenses to average net
  assets..........................    0.65%    0.65%    0.65%    0.65%    0.78%
 Ratio of net investment income to
  average net assets..............    5.47%    4.30%    4.75%    4.86%    4.57%
 Ratio of expenses to average net
  assets*.........................     (a)     0.91%    0.94%    0.94%    0.95%

------
(a) For the year ended December 31, 2000, there were no voluntary fee reductions/reimbursements. For the year ended December 31, 2000, certain fees were contractually reduced and/or reimbursed.
* During the period, certain fees were contractually reduced. If such fee reductions had not occurred, the ratios would have been as indicated. Ratios for periods prior to January 1, 2000 were calculated including voluntary and contractual fee reductions/reimbursements. Starting with the year ended December 31, 2000, ratios are calculated using voluntary reductions/reimbursements only.

 Financial Highlights
[GRAPHIC]

New York Tax-Free Money Market Fund

                                    For the Year Ended December 31,
                                ----------------------------------------------
                                 2000        1999     1998     1997     1996
                                -------    --------  -------  -------  -------
Net Asset Value, Beginning of
 Year.......................... $  1.00    $   1.00  $  1.00  $  1.00  $  1.00
                                -------    --------  -------  -------  -------
Investment Activities:
 Net investment income.........    0.03        0.03     0.03     0.03     0.03
                                -------    --------  -------  -------  -------
 Total from Investment
  Activities...................    0.03        0.03     0.03     0.03     0.03
                                -------    --------  -------  -------  -------
Distributions:
 Net investment income.........   (0.03)      (0.03)   (0.03)   (0.03)   (0.03)
                                -------    --------  -------  -------  -------
 Total Distributions...........   (0.03)      (0.03)   (0.03)   (0.03)   (0.03)
                                -------    --------  -------  -------  -------
Net Asset Value, End of Year... $  1.00    $   1.00  $  1.00  $  1.00  $  1.00
                                =======    ========  =======  =======  =======
Total Return...................    3.46%       2.64%    2.83%    3.14%    2.92%
Ratios/Supplemental Data:
 Net Assets at end of
  period (000)................. $51,619    $106,893  $94,259  $86,729  $70,339
 Ratio of expenses to average
  net assets...................    0.65%       0.65%    0.64%    0.52%    0.59%
 Ratio of net investment income
  to average net assets........    3.37%       2.61%    2.78%    3.09%    2.88%
 Ratio of expenses to average
  net assets*..................        (a)     0.88%    0.82%    0.80%    0.87%

------
(a) For the year ended December 31, 2000, there were no voluntary fee reductions/reimbursements. For the year ended December 31, 2000, certain fees were contractually reduced and/or reimbursed.
* During the period, certain fees were contractually reduced. If such fee reductions had not occurred, the ratios would have been as indicated. Ratios for periods prior to January 1, 2000 were calculated including voluntary and contractual fee reductions/reimbursements. Starting with the year ended December 31, 2000, ratios are calculated using voluntary reductions/reimbursements only.

For more information about the Funds, the following documents are available free upon request:

Annual/Semi-annual Reports (Reports):
The Funds' annual and semi-annual reports to shareholders contain detailed information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

Statement of Additional Information (SAI):
The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference, and is legally considered a part of this prospectus.

You can get free copies of Reports and the SAI, Prospectuses of other Funds in the HSBC Family, or request other information and discuss your questions about the Funds by contacting a broker or bank that sells the Funds. Or contact the Funds at:


                  HSBC Family of Funds
                  PO Box 163850
                  Columbus, OH 43219
                  Telephone: 1-800-634-2536
                  ----------------------------

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may request documents from the SEC, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov., or by writing to: Securities and Exchange Commission, Public Reference Section, Washington D.C. 20549-0102.


(Investment Company Act file no. 811-04453)

                               HSBC FUNDS TRUST

                            HSBC Money Market Funds

                               3435 Stelzer Road

                             Columbus, Ohio  43219

                                (800) 634-2536

                      STATEMENT OF ADDITIONAL INFORMATION

                            Dated:  April 30, 2001

          This Statement of Additional Information (the "SAI") describes the Cash Management Fund, Government Money Market Fund, U.S. Treasury Money Market Fund (collectively, the "Money Market Funds") and the New York Tax-Free Money Market Fund (the "New York Tax-Free Fund" and, together with the Money Market Funds, the "Funds").

          Each Fund has three classes of shares: Class A shares, Class B shares and Class C shares. Currently only the Cash Management Fund offers Class B or Class C shares. Each class of shares of each Fund are subject to shareholder servicing and Rule 12b-1 fees. Ordinarily, investors purchasing shares of any of the Funds will purchase Class A shares. Investors will generally only receive Class B or Class C shares by exchanging Class B shares or Class C shares of other HSBC Funds, although customers of certain entities affiliated with HSBC Asset Management (Americas), Inc. are able to purchase Class C shares of the Cash Management Fund. If an investor exchanges Class B or Class C shares of another HSBC Fund for Class B or Class C shares of a Fund, these Class B and Class C shares may be subject to a contingent deferred sales charge when the investor sells his or her shares.

          Shares of each Fund are primarily offered for sale by BISYS Fund Services, the Sponsor and Distributor, as an investment vehicle for institutions, corporations, fiduciaries and individuals. Certain banks, broker-dealers, financial institutions and corporations ("Service Organizations") have agreed to act as shareholder servicing agents for investors who maintain accounts at the Participating Organizations and to perform certain services for the Funds.

          This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by the Prospectus for the Funds, dated April 30, 2001 (the "Prospectus"). This SAI contains additional and more detailed information than that set forth in the Funds' Prospectus and should be read in conjunction with the Funds'

Prospectus, additional copies of which may be obtained without charge from the Trust. The Financial Statements included in the Funds' Annual Report are incorporated by reference into this SAI. To obtain a copy of the Prospectus of the most recent Annual or Semi-Annual Report, without charge, write to the Funds at the address listed above or call the toll free number listed above.

          Shares of the Funds are not bank deposits or obligations of, or guaranteed or endorsed by, HSBC Asset Management (Americas), Inc. or any of its affiliates, and are not insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in the Funds involves risk, including the possible loss of principal. The Funds seek to maintain a net asset value per share of $1.00 although there can be no assurance that they will be able to do so.

                               TABLE OF CONTENTS

                                                       Page
                                                       ----
DESCRIPTION OF THE TRUST.............................    4
INVESTMENT POLICIES..................................    4
INVESTMENT RESTRICTIONS..............................   66
MANAGEMENT...........................................   69
COMPENSATION TABLE...................................   72
INVESTMENT ADVISORY AND OTHER SERVICES...............   73
SERVICE ORGANIZATIONS................................   78
CALCULATION OF YIELDS AND PERFORMANCE INFORMATION....   79
DETERMINATION OF NET ASSET VALUE.....................   82
PORTFOLIO TRANSACTIONS...............................   83
PURCHASE OF SHARES...................................   84
EXCHANGE PRIVILEGE...................................   85
REDEMPTIONS..........................................   85
FEDERAL INCOME TAXES.................................   86
SHARES OF BENEFICIAL INTEREST........................   90
SHARES HELD & PERCENT OF CLASS.......................   91
CUSTODIAN AND TRANSFER AGENT.........................   94
INDEPENDENT AUDITORS.................................   95
FUND COUNSEL.........................................   95
FINANCIAL STATEMENTS.................................   95
APPENDIX.............................................  A-1

                            DESCRIPTION OF THE TRUST

          HSBC Funds Trust (the "Trust"), is an open-end, diversified management investment company organized in Massachusetts on October 31, 1985. The Trust is currently composed of the four separate investment portfolios discussed herein, each having its own investment objective and policies, namely: Cash Management Fund, Government Money Market Fund, U.S. Treasury Money Market Fund, and The New York Tax-Free Money Market Fund.

                              INVESTMENT POLICIES

          The following information supplements the discussion of the investment objective and policies of the Funds found under "Investment Objective and Policies" in the Funds' Prospectus. Each Fund is advised by HSBC Asset Management (Americas) Inc. (the "Adviser").

Cash Management Fund

          The Cash Management Fund invests in a broad range of short-term money market instruments which have remaining maturities not exceeding thirteen months and certain repurchase agreements. These money market instruments may include obligations issued or guaranteed by the United States Government or its agencies or instrumentalities and the following other kinds of investments:

          Bank Obligations. These obligations include negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations issued or supported by banks. The Cash Management Fund may invest more than 25% of the current value of its total assets in domestic bank obligations (including bank obligations subject to repurchase agreements). The Cash Management Fund will not invest in any obligations of HSBC Holdings plc or its affiliates (as defined under the Investment Company Act of 1940). The Cash Management Fund is permitted to invest in obligations of correspondent banks of HSBC Holdings plc which are not affiliates of the Trust, but the Fund will not give preference in its investment selections to those obligations.

          The Cash Management Fund limits its investments in United States bank obligations to obligations of United States banks (including foreign branches)which have more than $1 billion in total assets at the time of investment and are members of the Federal

Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. The Cash Management Fund limits its investments in foreign bank obligations to United States dollar denominated obligations of foreign banks (including United States branches) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) have branches or agencies in the United States; and (iii) in the opinion of the Fund's investment adviser, are of an investment quality comparable to obligations of United States banks which may be purchased by the Fund and present minimal credit risk.

          Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. The Cash Management Fund may not invest in fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days; investments in fixed time deposits subject to withdrawal penalties maturing from two business days through seven calendar days may not exceed 10% of the value of the total assets of the Fund. Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions like exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. In that connection, foreign banks are not subject to examination by any United States Government agency or instrumentality.

          A certificate of deposit is a short-term, interest-bearing negotiable certificate issued by a commercial bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date.

Fixed time deposits are obligations of foreign branches of United States banks or foreign banks which are payable on a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

          Commercial Paper. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations, financial institutions and government agencies and instrumentalities (but only in the case of taxable securities). All commercial paper purchased by the Cash Management Fund is, at the time of investment, required to be rated (or issued by an issuer with a similar security rated) in the highest short-term rating category by two or more Nationally Recognized Statistical Ratings Organizations ("NRSROs"), or the only NRSRO rating the security, or if unrated, determined to be of comparable credit quality by the Adviser. Because variable rate master demand notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that they will be traded. There is no secondary market for variable rate master demand notes, although they are redeemable, and thus immediately repayable by the borrower, at principal amount, plus accrued interest, at any time. See "Variable Rate Master Demand Notes" below.

          Corporate Debt Securities. Cash Management Fund's investments in these securities are limited to non-convertible corporate debt securities such as bonds and debentures which have thirteen months or less remaining to maturity and which are rated "A" or better by Standard & Poor's and "A" or better by Moody's and of comparable high quality ratings by other NRSROs that have rated such securities.

          The rating "P-1" is the highest commercial paper rating assigned by Moody's and the ratings "A-1" and "A-1+" are the highest commercial paper ratings assigned by Standard & Poor's. Debt securities rated "Aa" or better by Moody's or "AA" or better by Standard & Poor's are generally regarded as high-grade obligations. Those rated "Aaa" by Moody's or "AAA" by Standard & Poor's are judged to be of the highest quality and exhibit an extremely strong ability to pay interest and repay principal. Those rated "Aa" by Moody's or "AA" by Standard & Poor's are judged to be of high quality by all standards and differ from higher rated issues only in a small degree with respect to their ability to pay interest and repay principal. Those rated A by Moody's and Standard & Poor's possess many favorable attributes and are to be considered as upper medium grade obligations, although they may be more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

          After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However if the security is downgraded to a level below that permitted for money market funds under Rule 2a-7 of the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund's adviser must report such event to the Board of Trustees as soon as possible to permit the Board to reassess the security promptly to determine whether it may be retained as an eligible investment for the Fund. To the extent the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Cash Management Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Funds' Prospectus and in this SAI.

Government Money Market Fund

          The Government Money Market Fund ("Government Fund") invests exclusively in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities which have remaining maturities not exceeding thirteen months and certain repurchase agreements. United States Government agency and instrumentality obligations are debt securities issued by United States Government sponsored enterprises and Federal agencies. Some obligations of agencies and instrumentalities of the United States Government are supported by the full faith and credit of the United States or United States Treasury guarantees; others, by the right of the issuer to borrow from the United States Treasury; others, by discretionary authority of the United States Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. United States Government agency and instrumentality obligations include master notes issued by Federal agencies or instrumentalities (see the "Variable Rate Demand Notes" below for further details about master notes).

          Agencies and instrumentalities which issue or guarantee debt securities and which have been established or sponsored by the United States Government include the Banks for Cooperatives, the Export- Import Bank, the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association. United States Government agency and instrumentality obligations include master notes issued by these entities but do not include obligations of the World Bank, The Inter-American Development Bank or the Asian Development Bank.

U.S. Treasury Money Market Fund

          The U.S. Treasury Money Market Fund ("U.S. Treasury Fund") invests exclusively in direct obligations of the United States Treasury which have remaining maturities not exceeding thirteen months and certain repurchase agreements. The United States Treasury issues various types of marketable securities consisting of bills, notes, bonds and other debt securities. They are direct obligations of the United States Government and differ primarily in the length of their maturity. Treasury bills, the most frequently issued marketable United States Government security, have a maturity of up to one year and are issued on a discount basis. The U.S. Treasury Fund may not enter into loans of its portfolio securities.

New York Tax-Free Money Market Fund

          To attain its objective, the New York Tax-Free Money Market Fund invests primarily in a broad range of Municipal Obligations which meet the rating standards described in the Fund's Prospectus. The tax-exempt status of a Municipal Obligation is determined by the issuer's bond counsel at the time of the issuance of the security. Municipal Obligations, which pay interest that is excludable from gross income for Federal income tax purposes and which are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities, include:

          Municipal Bonds. Municipal bonds are issued to obtain funds for various public purposes, including the construction of schools, highways and other public facilities, for general operating expenses and for making loans to other public institutions. Industrial development and pollution control bonds are municipal bonds which are issued by or on behalf of public authorities to provide funding for the construction, equipment, repair and improvement of various privately-operated facilities.

          Municipal bonds may be categorized as "general obligation" or "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are secured by the net revenue derived from a particular facility or group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source, but not by the general taxing power. Industrial development and pollution control bonds (now generally referred to as "private activity bonds") are, in most cases, revenue bonds and do not generally carry the pledge of the credit of the issuing municipality or public authority.

          Municipal bonds generally have a maturity at the time of issuance of more than a year. Investments in municipal bonds are limited to bonds with a remaining maturity of thirteen months or 397 days or less and which are rated at the date of purchase "A" or better by S&P and "A" or better by Moody's or have comparably high quality ratings by other nationally recognized statistical rating organizations that have rated such bonds, or which if not rated, are, in the opinion of the Fund's Adviser, of comparable investment quality. (See the Appendix for a description of the ratings.)

          Municipal Notes. Municipal notes include, but are not limited to, tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and project notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer. Project notes are issued by local housing authorities to finance urban renewal and public housing projects and are secured by the full faith and credit of the United States Government.

          Municipal notes generally have maturities at the time of issuance of thirteen months or less. Investments in municipal notes are limited to notes which are rated at the date of purchase "MIG 1" or "VMIG-1" or "MIG 2" or "VMIG 2" by Moody's and/or (if only rated by one agency) "SP-1" or "SP-2" by S&P or "FIN-1" or "FIN-2" by Fitch or of comparable high quality as determined by IBCA or Duff & Phelps Credit Rating Co., or, if not rated, are, in the opinion of the Fund's Adviser, of comparable investment quality. (See the Appendix for a description of the ratings.)

          Municipal Commercial Paper. Municipal commercial paper is a debt obligation with a stated maturity of thirteen months or less which is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt. It is paid from the general revenues of the issuer or refinanced with additional issuances of commercial paper or long-term debt. Investments in municipal commercial paper are limited to commercial paper which is at the time of purchase rated (or issued by an issuer with a similar security rated) in the highest short-term rating category by two or more NRSROs, or the only NRSRO rating the security, or if unrated, determined to be of comparable credit quality by the Adviser.

          For purposes of diversification under the 1940 Act, the identification of the issuer of Municipal Obligations depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of an industrial development bond or pollution control bond, if the bond is backed only by the assets and revenues of the non- governmental user, the non-governmental user would be deemed to be the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guarantee would be considered a separate security and be treated as an issue of such government or entity.

          After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, if the security is downgraded to a level below that permitted for money market funds under Rule 2a-7 of the 1940 Act, the Fund's Adviser must report such event to the Board of Trustees as soon as possible to permit the Board to reassess the security promptly to determine whether it may be retained as an eligible investment for the Fund. To the extent the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this SAI.

          Although an investment in the New York Tax-Free Fund is not insured, certain of the Municipal Obligations purchased by the New York Tax-Free Fund may be insured as to principal and interest by, among others, the Municipal Bond Insurance Association. Insured obligations are identified in the New York Tax-Free Fund's financial statements.

          Opinions relating to the validity of Municipal Obligations (including New York Municipal Obligations) and to the exclusion of interest thereon from Federal gross income are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds, the Trust nor the Adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions. The New York Tax-Free Fund is permitted to invest more than 5% (but not more than 25%) of its total assets in the securities of any one issuer, which otherwise satisfies that Fund's other investment restrictions. To the extent that the New York Tax-Free Fund invests up to 25% of its total assets in the securities of any one issuer, there may be an increased risk of loss to that Fund.

          As described in the Fund's Prospectus, the New York Tax-Free Fund may, under limited circumstances, elect to invest in certain taxable securities and repurchase agreements with respect to those securities. The New York Tax-Free Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the New York Tax-Free Fund's investment adviser, present minimal credit risks. In the event of default by the seller under a repurchase agreement, the New York Tax-Free Fund may have problems in exercising their rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities. In such event, the New York Tax-Free Fund will also have to take into account the maturities of the underlying securities in calculating the Fund's dollar-weighted average portfolio maturities. The adviser will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the security always equals or exceeds the agreed upon repurchase price. Repurchase agreements are considered to be loans under the 1940 Act, collateralized by the underlying securities.

The New York Tax-Free Fund may engage in the following investment activity:

          Securities with Put Rights. The New York Tax-Free Fund may, without restriction, enter into put transactions, sometimes referred to as stand-by commitments, with respect to Municipal Obligations held in their portfolios. When the New York Tax-Free Fund purchases municipal obligations it may obtain the right to resell them, or "put" them, to the seller at an agreed upon price within a specific period prior to the maturity date.

          If necessary and advisable, the Fund may pay for certain puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities).

          The Fund's ability to exercise a put will depend on the ability of the broker-dealer or bank to pay for the underlying securities at the time the put is exercised. In the event that a broker-dealer or bank should default on its obligation to repurchase an underlying security, the Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere. The amount payable to the New York Tax-Free Fund by the seller upon its exercise of a put will normally be (i) the New York Tax-Free Fund's acquisition cost of the securities (excluding any accrued interest which the New York Tax-Free Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the New York Tax-Free Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during the period the securities were owned by the New York Tax-Free Fund. Absent unusual circumstances, the New York Tax-Free Fund values the underlying securities at their amortized cost. Accordingly, the amount payable by a broker-dealer or bank during the time a put is exercisable will be substantially the same as the value of the underlying securities.

          The New York Tax-Free Fund's right to exercise a put is unconditional and unqualified.

          A put is not transferable by the New York Tax-Free Fund, although the New York Tax-Free Fund may sell the underlying securities to a third party at any time. The New York Tax-Free Fund expects that puts will generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the New York Tax-Free Fund may pay for certain puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities).

          The New York Tax-Free Fund may enter into put transactions only with broker-dealers and banks which, in the opinion of the Adviser, present minimal credit risks. The New York Tax-Free Fund's ability to exercise a put will depend on the ability of the broker-dealer or bank to pay for the underlying securities at the time the put is exercised. In the event that a broker-dealer or bank should default on its obligation to repurchase an underlying security, the New York Tax-Free Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

          The New York Tax-Free Fund intends to enter into put transactions solely to maintain portfolio liquidity and does not intend to exercise their rights thereunder for trading purposes. The acquisition of a put will not affect the valuation of the underlying security which will continue to be valued in accordance with the amortized cost method. The actual put will be valued at zero in determining net asset value. Where the New York Tax-Free Fund pays directly or indirectly for a put, its cost will be reflected as an unrealized loss for the period during which the put is held by the New York Tax-Free Fund and will be reflected in realized gain or loss when the put is exercised or expires.

          If the value of the underlying security increases, the potential for unrealized or realized gain is reduced by the cost of the put.

          The New York Tax-Free Fund does not intend to concentrate its investments in any industry. The New York Tax-Free Fund may, however, invest 25% or more of its assets in municipal obligations that are related in other ways such that an economic, business or political development or change affecting one such obligation could also affect the other obligations; for example, municipal obligations the interest on which is paid from revenues of similar types of projects.

          Floating Rate Instruments. Certain of the Municipal Obligations which the New York Tax-Free Fund may purchase have a floating or variable rate of interest. Such obligations bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. Certain of such obligations may carry a demand or "put" feature which would permit the holder to tender them back to the issuer (or to a third party) at par value prior to maturity. The New York Tax-Free Fund may invest in floating and variable rate Municipal Obligations even if they carry stated maturities in excess of thirteen months, upon certain conditions contained in Rule 2a-7 of the Investment Company Act of 1940, as amended. It is the present position of the Securities and Exchange Commission that the maturity of a short term (the principal amount must unconditionally be paid in 397 days or less) floating rate security is one day and the maturity of a long term (the principal amount is scheduled to be paid in more than 397 days) floating rate security that is subject to a demand feature shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. The New York Tax-Free Fund will limit its purchases of floating and variable rate Municipal Obligations to those meeting the quality standards set forth above. The New York Tax-Free Fund's investment adviser will monitor on an ongoing basis the earning power, cash flow and other liquidity ratios of the issuers of such obligations, and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand. The New York Tax-Free Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the New York Tax-Free Fund elects to demand payment and the date payment is due, which may affect the ability of the issuer of the instrument to make payment when due.

          Taxable Securities. The New York Tax-Free Fund may invest up to 20% of the current value of its total assets in securities subject to the Federal alternative minimum tax. In addition, the New York Tax-Free Fund may invest up to 100% of its total assets in these and other taxable securities to maintain a temporary "defensive" posture when, in the opinion of the Adviser, it is advisable to do so. The conditions for which such a posture would be undertaken include adverse market conditions or the unavailability of suitable tax-exempt securities. During these times when the New York Tax-Free Fund is maintaining a temporary "defensive" posture, it may be unable to achieve fully its investment objective.

          The types of taxable securities (in addition to "alternative minimum tax" securities) in which the New York Tax-Free Fund may invest are limited to the following money market instruments which have remaining maturities not exceeding thirteen months: (i) obligations of the United States Government, its agencies or instrumentalities; (ii) negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations issued or supported by United States banks which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation (iii) domestic and foreign commercial paper rated in accordance with the standards set forth above under "Cash Management Fund-- Commercial Paper" and (iv) repurchase agreements. The New York Tax-Free Fund also has the right to hold cash reserves of up to 100% of their total assets when the Adviser deems it necessary for temporary defensive purposes.

          When-Issued Securities. The New York Tax-Free Fund may, without restriction, purchase Municipal Obligations on a when-issued basis, in which case delivery and payment normally take place 15 to 45 days after the date of the commitment to purchase. The New York Tax-Free Fund will make commitments only to purchase Municipal Obligations on a when-issued basis with the intention of actually acquiring the securities but may sell them before the settlement date if it is deemed advisable. The when-issued securities are subject to market fluctuation and no interest accrues to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing Municipal Obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself, in which case there could be an unrealized loss at the time of delivery.

          The New York Tax-Free Fund will maintain liquid assets in segregated accounts in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Risk Factors For the New York Tax-Free Fund

          The liquidity of the New York Tax-Free Fund may not be equal to that of a money market fund which invests exclusively in short-term taxable money market instruments. The taxable money market is a broader and more liquid market with a greater number of investors, issuers and market makers than the market for short-term Municipal Obligations. The limited marketability of short-term tax-exempt Municipal Obligations may make it difficult in certain circumstances to dispose of large investments advantageously. Nonetheless, the Adviser has determined that there is a sufficient market to invest in short-term tax-exempt Municipal Obligations.

          In general, tax-exempt Municipal Obligations are subject to credit risks such as the loss of credit ratings or possible default. Recent changes in the Federal income tax law as a result of the Tax Reform Act of 1986 may affect the value and availability of Municipal Obligations and New York Municipal Obligations.

          The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state.

          These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by the Fund, making it more difficult for the Funds to maintain a stable net asset value per share.

          Investors should be aware that certain substantial issuers of New York Municipal Obligations (including issuers whose obligations may be acquired by the New York Tax-Free Fund), have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest rates and lower market prices for their debt obligations. A recurrence of the financial difficulties previously experienced by such issuers could result in defaults or declines in the market values of their existing obligations and, possibly, in the obligations of other issuers of New York Municipal Obligations.

          The ability of the New York Tax-Free Fund to meet its objective is affected by the ability of issuers to meet their payment obligations. There are additional risks associated with an investment which concentrates in issues of one state. Since the New York Tax-Free Fund invests primarily in obligations of New York issuers, the marketability and market value of these obligations may be affected by long-term economic problems which face New York City and New York State. In particular, the ability of the State and the City to finance independently have been adversely affected in the past by their inability to achieve or maintain favorable credit ratings. There can also be an effect on the market price of securities of other New York issues if the City receives less favorable credit ratings and if certain of its economic problems continue. If these problems are not resolved, or if new ones develop, they could adversely affect the various New York issuers' ability to meet their financial obligations. There can be no assurance that New York City or the local entities, or the State, will not face budget gaps in future years.

          The following information as to certain New York risk factors is given to investors in view of the New York Tax-Free Fund's policy of concentrating its investments in New York Municipal Obligation issuers. The factors affecting the financial conditions of the State of New York (the "State") are complex, and the following description constitutes only a brief summary; it does not purport to be a complete description and is based on information from official statements relating to general obligation bonds issued by the State of New York. The accuracy and completeness of the information contained in such offering statements has not been independently verified.

          Since the New York Tax-Free Fund invests primarily in obligations of New York issuers, the marketability and market value of these obligations may be affected by long-term economic problems which face New York City and New York State. In particular, the ability of the State and the City to finance independently has been adversely affected in the past by their inability to achieve or maintain favorable credit ratings. There can also be an effect on the market price of securities of other New York issuers if the City receives less favorable credit ratings and if certain of its economic problems continue. If these problems are not resolved, or if new ones develop, they could adversely affect the various New York issuers' ability to meet their financial obligations. There can be no assurance that New York City or the local entities, or the State, will not face budget gaps in future years. The ability of the New York Tax-Free Fund to meet its objective is affected by the ability of issuers to meet their payment obligations. A default by an issuer of an obligation held by the New York Tax-Free Fund could result in a substantial loss of principal with respect to that obligation and a potential decline in the New York Tax-Free Fund's net asset value.


          The New York Tax-Free Fund is permitted to invest up to 25% of the value of its total assets in the securities of any one issuer without adhering to the 5% issuer limitation described under "Investment Restrictions." To the extent that the New York Tax-Free Fund invests up to 25% of its total assets in the securities of any one issuer, there may be an increased risk of loss to the New York Tax-Free Fund.

          The State's fiscal year begins on April 1st and ends on March 31st. On March 30, 2000, the State adopted the debt service portion of the State budget for the 2000-01 fiscal year; on May 5, 2000, it enacted the remainder of the budget. The Governor approved the budget as passed by the Legislature. Prior to passing the budget in its entirety for the 2000-01 fiscal year, the State enacted appropriations that permitted the State to continue its operations.

          Following enactment of the 2000-01 budget, the State prepared a Financial Plan for the 2000-01 fiscal year (the "2000-01 Financial Plan") that sets forth projected receipts and disbursements based on the actions taken by the Legislature. On January 16, 2001, the State released the Third Quarterly Update to the 2000-01 Financial Plan (the "Update"). For fiscal year 2000-01, General Fund disbursements, including transfers to support capital projects, debt service and other funds, were estimated at $38.92 billion ($39.90 billion as of the Update), an increase of $1.75 billion or 4.72% over 1999-2000. Projected spending under the 2000-01 enacted budget was $992 million above the Governor's Executive Budget recommendations.

          The 2000-01 Financial Plan projected closing balances in the General Fund and other reserves of $3.2 billion, with $1.14 billion projected for the General Fund as of the Update.

          Several developments arising from negotiations on the budget will affect State finances in subsequent years. First, a portion of Legislative additions to the 2000-01 Executive Budget will recur at higher spending levels in 2001-02 and beyond, including increased funding for school aid, tuition assistance, and prescription drug coverage for the elderly. Second, the Legislature enacted the Debt Reform Act of 2000 (Debt Reform Act). The Debt Reform Act, which applies to new State-supported debt issued on or after April 1, 2000, imposes caps on new debt outstanding and new debt service costs, restricts the use of debt to capital purposes only, and restricts the maximum term of State debt issuances to no more than 30 years. Finally, the State adopted an additional tax relief package that will reduce tax receipts by $1.2 billion when fully effective; this package includes the elimination or reduction of gross receipts taxes on energy ($330 million), the expansion of the "Power for Jobs" energy tax credit program ($125 million), a college tuition deduction or credit taken against personal income taxes ($200 million), and reduction of the marriage penalty for taxpayers who file jointly ($200 million).

          Many complex political, social and economic forces influence the State's economy and finances, which in turn may affect the State Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The State Financial Plan also is based upon forecasts of national and State economic activity. Economic forecasts frequently have failed to predict accurately the timing and magnitude of changes in the national and State economies. The Division of Budget (DOB) believes that its projections of receipts and disbursements relating to State Financial Plans, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth in the State's Annual Information Statement and any updates and summarized below, and those projections may be changed materially and adversely from time to time. See the section entitled "Special Considerations" below for a discussion of risks and uncertainties faced by the State.

          2000-01 State Financial Plan

          Four governmental fund types comprise the State Financial Plan: the General Fund, the Special Revenue Funds, the Capital Projects Funds, and the Debt Service Funds. The State's fund structure adheres to the accounting standards of the Governmental Accounting Standards Board.

          General Fund

          The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 2000-01 fiscal year, the General Fund (exclusive of transfers) is expected to account for approximately 46.6% of All Governmental Funds disbursements and 67.8% of total State Funds disbursements. General Fund moneys also are transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

          Total receipts and transfers from other funds are projected to be $39.72 billion in 2000-01, an increase of $2.32 billion over 1999-2000. Total General Fund disbursements and transfers to other funds are projected to be $39.29 billion, an increase of $2.12 billion over 1999-2000.

          The State revised the cash-basis 2000-01 State Financial Plan on January 16, 2001 with the release of the 2001-02 Executive Budget. The DOB now expects the State to close the 2000-01 fiscal year with an available cash surplus of $1.36 billion in the General Fund. The projected surplus as reported by DOB results from

$1.71 billion in higher projected receipts, reduced in part by $346 million in higher estimated disbursements compared to the July 31, 2000 update (the "Mid-Year Update"). The DOB revised its projected receipts and disbursements based on a review of actual operating results through December 2000, as well as an analysis of underlying economic and programmatic trends it believes may affect the Financial Plan for the balance of the fiscal year.

          The Governor has recommended that the entire $1.36 billion surplus be used to increase reserves. At the close of the current fiscal year, the DOB proposes to deposit $80 million from the surplus into the State's Tax Stabilization Reserve Fund (TSRF) (the sixth consecutive annual deposit). In the 2001-02 Executive Budget, the Governor is proposing to use the remaining $1.28 billion from the projected 2000-01 surplus to help guard against the impact of a national economic downturn and ensure that previous tax reduction commitments proceed on schedule.

          Through the first nine months of 2000-01, General Fund receipts, including transfers from other funds, totaled $32.54 billion. General Fund disbursements, including transfers to other funds, totaled $27.23 billion. The updated 2000-01 Financial Plan projections incorporate these results.

          Projected General Fund Receipts - Total General Fund receipts and transfers in 2000-01 are projected to be $39.72 billion ($40.12 billion as of the Update), an increase of $2.32 billion from the $37.40 billion recorded in 1999-2000. This total includes $36.35 billion in tax receipts, $1.34 billion in miscellaneous receipts, and $2.03 billion in transfers from other funds. The transfer of $3.4 billion net resources through the tax refund reserve account from 1999-2000 to the 2000-01 fiscal period has the effect of exaggerating the growth in State receipts from year to year by depressing reported 1999-2000 figures and inflating 2000-01 projections.

          The Personal Income Tax is imposed on the income of individuals, estates and trusts and is based, with certain modifications, on Federal definitions of income and deductions. Net General Fund personal income tax collections are projected to reach $24.33 billion in 2000-01, well over half of all General Fund receipts and nearly $4 billion above the reported 1999-2000 collection total. Much of this increase is associated with the $3.4 billion net impact of the transfer of the surplus from 1999-2000 to the current year as partially offset by the diversion of an additional $1.99 billion in income tax receipts to the School Tax Relief (STAR) fund. The STAR program was created in 1997 as a State-funded local property tax relief program funded through the use of personal income tax receipts. Adjusted for these transactions, the growth in net income tax receipts is roughly $1.3 billion, an increase of almost 5%.

          This growth is largely a function of two factors: (i) the 9% growth in income tax liability projected for tax year 2000; and (ii) the impact of the 1999 tax year settlement recorded early in the 2000-01 fiscal year.

          The most significant statutory changes made this fiscal year provide for an increase, phased-in over two years, in the earned income tax credit from 25% to 30% of the Federal credit.

          User taxes and fees are comprised of three-quarters of the State's 4% sales and use tax, cigarette, alcoholic beverage, container, and auto rental taxes, and a portion of the motor fuel excise levies. This category also includes receipts from the motor vehicle registration fees and alcoholic beverage license fees. Dedicated transportation funds outside of the General Fund receive a portion of motor fuel tax and motor vehicle registration fees and all of the highway use taxes. Receipts from user taxes and fees are projected to total $7.02 billion, a decrease of $583 million below reported collections in the prior year.

          The sales tax and cigarette tax components of this category account for virtually all of the 2000-01 decline. Growth in base sales tax yield, after adjusting for tax law and other changes, is projected at 4.5%. Modest decreases in motor fuel and alcoholic beverage taxes over 1999-2000 levels also are expected. However, receipts from auto rental taxes are estimated to increase modestly.

          Business taxes include franchise taxes based generally on net income of general business, bank and insurance corporations, as well as gross-receipts-based taxes on utilities and gallonage-based petroleum business taxes.

          Total business tax collections in 2000-01 are now projected to be $4.23 billion, $332 million below results for the prior fiscal year. The year-over-year decline in projected receipts in this category is largely attributable to statutory changes. These include the first year impact of a scheduled corporation franchise tax rate reduction, a reduction in the cap on tax liability for non-life insurers, and the expansion of the economic development zone (renamed Empire Zones, effective May 19, 2000) and zone equivalent areas tax credits. Ongoing tax reductions include the second year of the corporation franchise rate reduction, the gross receipts tax rate cut from 3.25% to 2.5%, the continuation of the "Power for Jobs" program, and the use of tax credits for investments in certified capital companies.

          Other taxes include the estate and gift tax, the real property gains tax and pari-mutual taxes. Taxes in this category are now projected to total $766 million, $341 million below last year's amount. The primary factors accounting for most of the expected decline are legislation enacted previously that repealed both the real property gains tax and the gift tax and significantly reduced estate tax rates, and the incremental effects of tax reductions in the pari-mutual tax.

          Miscellaneous receipts include investment income, abandoned property receipts, medical provider assessments, minor Federal grants, receipts from public authorities, and certain other license and fee revenues. Miscellaneous receipts are expected to total $1.34 billion, down $309 million from the prior year amount. This reflects the loss of non-recurring receipts received in 1999-2000 and the phase-out of the medical provider assessments completed in January 2000.

          Transfers from other funds to the General Fund consist primarily of tax revenues in excess of debt service requirements, including the 1% sales tax used to support payments to Local Government Assistance Corporation (LGAC).

          Transfers from other funds are expected to total $2.03 billion, or $108 million less than total receipts from this category during 1999-2000. Total transfers of sales taxes in excess of LGAC debt service requirements are expected to decrease by approximately $74 million, while transfers from all other funds are expected to decrease by $34 million.

          Projected General Fund Disbursements - General Fund disbursements, including transfers to support capital projects, debt service and other funds, are estimated in the Mid-Year Update to be at $39.29 billion in 2000-01 ($1.14 billion as of the Update), an increase of $370 million over the Financial Plan enacted in May 2000. The entire net increase in disbursements reflects the cost of labor agreements ratified by State employee unions and approved by the State Legislature.

          Following the pattern of the last three fiscal years, education programs receive the largest share of new funding contained in the 2000-01 Financial Plan. School aid is expected to grow by $850 million or 8.0% over 1999-2000 levels (on a State fiscal year basis). Outside of education, the largest growth in spending is for State Operations ($801 million increase) and general State charges ($104 million).

          The Financial Plan also reflects the use of resources from the Health Care Reform Act of 2000 (HCRA 2000) that will help finance several health and mental hygiene programs in Special Revenue Funds, including prescription drug assistance for the elderly, supplemental Medicare insurance, and other public health services.

          Grants to Local Governments is the largest category of General Fund disbursements and includes financial assistance to local governments and not-for-profit corporations, as well as entitlement benefits to individuals. The largest areas of spending in this category are for aid to elementary and secondary schools (43%) and for the State's share of Medicaid payments to providers (21%). Grants to Local Governments are projected in the Update to be at $26.86 billion.

          Under the 2000-01 enacted budget, General Fund spending on school aid is projected at $11.47 billion on a State fiscal year basis, an increase of $850 million from the prior year. The budget provides additional funding for operating aid, building aid, and several other targeted aid programs. For all other educational programs, disbursements are projected to grow by $376 million to $3.23 billion.

          Spending for Medicaid in 2000-01 is projected to total $5.59 billion, an increase of 4% from 1999-2000. Welfare spending is projected at $1.20 billion, a decrease of $77 million from the prior year. Disbursements for all other health and social welfare programs are projected to total $1.93 billion, an increase of $262 million.

          The remaining disbursements primarily support community-based mental hygiene programs, local transportation programs, and revenue sharing payments to local governments. Revenue sharing and other general purpose aid to local governments is projected at $923 million.

          State operations pays for the costs of operating the Executive, Legislative, and Judicial branches of government, including the prison system, mental hygiene institutions, and the State University of New York (SUNY). Spending in State operations is projected in the Mid-Year Update to be $7.40 billion, an increase of

$801 million over the prior year. The growth reflects $324 million for new labor contracts, offset by $30 million in savings from efficiencies in agency operations, a $38 million reduction in one-time receipts from the SUNY, and a $56 million decrease in Federal grants from the Department of Correctional Services. The State's overall workforce is expected to remain stable at around 195,000 employees.

          General State charges account for the costs of providing fringe benefits to State employees and retirees of the Executive, Legislature, and Judiciary. These payments, many of which are mandated by statute and collective bargaining agreements, include employer contributions for pensions, social security, health insurance, workers' compensation, and unemployment insurance. General State charges also cover State payments-in-lieu-of-taxes to local governments for certain State-owned lands, and the costs of defending lawsuits against the State and its public officers.

          Disbursements in this category are estimated at $2.19 billion, an increase of $104 million from the prior year. The change primarily reflects higher health insurance rates in calendar year 2000, primarily to cover the increasing cost of providing prescription drug benefits for State employees. The 2000-01 spending estimate continues to assume the $250 million in offset funds related to the dissolution of the Medical Malpractice Insurance Association, which is the last year these funds are expected to be available.

          This category accounts for debt service on short-term obligations of the State, i.e., the interest costs of the State's commercial paper program. The commercial paper program is expected to have a maximum of $45 million outstanding during 2000-01, as this program is being replaced with additional variable rate general obligation bonds. The majority of the State's debt service is for long-term bonds, and is shown in the Financial Plan as a transfer to the General Debt Service Fund.

          Transfers to other funds from the General Fund are made primarily to finance certain portions of State capital projects spending and debt service on long-term bonds where these costs are not funded from other sources.

          Long-term debt service transfers are projected at $2.26 billion in 2000-01, an increase of $18 million from 1999-2000. The increase reflects debt service costs from prior-year bond sales (net of refunding savings) and certain sales planned to occur during the

2000-01 fiscal year to support new capital spending, primarily for economic development, the environment and education.

          Transfers for capital projects provide General Fund support for projects that are not financed with bond proceeds, dedicated taxes, other revenues, or Federal grants. Transfers in this category are projected to total $234 million in 2000-01, an increase of $23 million from the prior year.

          All other transfers, which reflect the remaining transfers from the General Fund to other funds, are estimated to total $294 million in 2000-01, a decline of $94 million from 1999-2000.

          The DRRF is assumed by the DOB to be reclassified from the General Fund to the Capital Projects fund type in 2000-01. The 2000-01 Financial Plan reflects the deposit of an additional $250 million in General Fund receipts to DRRF in 2000-01, as well as $250 million in one-time resources from the State's share of tobacco settlement proceeds.

          General Fund Closing Balance - The DOB projects a closing balance of $1.14 billion in the General Fund for 2000-01. The balance is comprised of $627 million in the TSRF (for unanticipated budget shortfalls), $150 million in the Contingency Reserve Fund (CRF) (for litigation risks), $338 million in the Community Projects Fund (CPF) (for legislative initiatives) and $29 million in the Universal Pre-Kindergarten Fund.

          In addition to the General Fund closing balance of $1.14 billion, the State will have a projected $1.85 billion in the tax refund reserve account at the end of 2000-01. The refund reserve account is used to adjust personal income tax collections across fiscal years to pay for tax refunds, as well as to accomplish other Financial Plan objectives. The projected balance of $1.85 billion is comprised of $1.28 billion from the 2000-01 surplus, $521 million from LGAC that may be used to pay tax refunds during 2000-01 but must be on deposit at the close of the fiscal year, and $49 million in other funds designated to pay other tax refunds.

          The closing fund balance also excludes $1.2 billion in the STAR (for future STAR payments) and $250 million in the DRRF (for 2001-02 debt reduction).

          2001-02 State Financial Plan

          The Governor presented his 2001-02 Executive Budget to the Legislature on January 16, 2001. The Executive Budget contains financial projections for the State's 2000-01 through 2003-04 fiscal years, a detailed economic forecast and a proposed Capital Program and Financing Plan for the 200 1 -02 through 2005-06 fiscal years. The State Constitution permits the Governor to submit amendments to the Executive Budget within 30 days of submission. At this time, the DOB does not anticipate any material revisions to the Financial Plan recommended by the Governor on January 16, 2001.

          The 2001-02 Financial Plan based on the Executive Budget projects receipts in excess of disbursements on a cash basis in the General Fund, after accounting for the transfer of available receipts from 2000-01 to 2001-02 through the refund reserve account. Under the Governor's Executive Budget, total General Fund receipts, including transfers from other funds, are projected at $42.46 billion, an increase of $2.34 billion (5.8%) over the current fiscal year. General Fund disbursements, including transfers to other funds, are recommended to grow by 3.6% to $41.34 billion, an increase of $1.45 billion over 2000-01. State Funds spending (the portion of the budget supported exclusively by State taxes, fees, and revenues) is projected to total $57.39 billion, an increase of $2.68 billion or 4.9%. Spending from All Governmental Funds is expected to grow by 5.3%, increasing by $4.19 billion to $83.62 billion.

          There can be no assurance that the Legislature will enact into law the Governor's Executive Budget or that the State's adopted budget projections will not differ materially and adversely from these projections.

          General Fund

          Projected General Fund Receipts - The 2001-02 Financial Plan projects General Fund receipts, including transfers from other funds, of $42.46 billion, an increase of $2.34 billion over 2000-01. After adjusting for tax law and administrative changes, recurring growth in the General Fund tax base is projected to be approximately 5.1% during 2001-02.

          Personal Income Tax collections for 2001-02 are projected to reach $26.48 billion, an increase of $2.69 billion (11.3%) over 2000-01. The growth is due in part to an estimated increase in income tax liability of 10.8% in 2000 and 5.1% in 2001. The large increase in liability in recent years has been supported by the continued surge in taxable income attributable to the growth in equity markets and wages associated with Wall Street bonuses. The large income gains from stock market performance are expected to moderate substantially in 2001.

          User tax and fee receipts in 2001-02 are projected at $7.44 billion, an increase of $20 million over 2000-01. Growth is affected by the incremental impact of approximately $140 million in enacted tax reductions, and the diversion of remaining motor fuel tax receipts to the Dedicated Highway and Bridge Trust Fund and the Dedicated Mass Transportation Trust Fund. Adjusted for these changes, the underlying growth of user tax and fee receipts is projected at 2.5%.

          Total business taxes are projected at $4.17 billion in 2001-02, a decrease of $292 million from 2000-01. Receipts from the corporation franchise tax, which is the largest source of business tax receipts, are projected to decline by $161 million in 2001-02, mainly as the result of enacted tax reductions. Receipts are also expected to decline for the petroleum business tax ($88 million), bank tax ($46 million), and insurance tax ($27 million).

          Receipts from all other taxes, which include receipts from estate and gift levies, pari-mutuel taxes, and other minor sources, are projected to total $771 million in 2001-02, a decrease of $10 million from 2000-01.

          Miscellaneous receipts are projected to total $1.43 billion in 2001-02, a decrease of $71 million from the current year, largely as a result of a reduction in investment income

          Projected General Fund Disbursements - The State projects General Fund disbursements of $41.34 billion in 2001-02, an increase of $1.45 billion (3.6%) over the revised projections for 2000-01. The growth in spending occurs throughout the Financial Plan, with the largest increase for Grants to Local Governments ($914 million), followed by State Operations ($274 million), Transfers to Other Funds ($254 million), and General State Charges ($7 million).

          Grants to Local Governments include financial aid to local governments and non-profit organizations, as well as entitlement payments for individuals. The largest areas of spending in local assistance are for aid to public schools (44%) and for the State's share of Medicaid payments to medical providers (22%). Spending for higher education (6%), mental hygiene (6%), welfare assistance (4%), and children and families services (3%) represent the next largest areas of local aid.

          Spending in local assistance is estimated at $27.77 billion in 2001-02, an increase of $914 million (3.4%) from the current fiscal year. The growth is comprised primarily of increases for school aid, Medicaid, health, and mental health, offset by decreases in welfare and the elimination of stock transfer incentive aid payments to New York City.

          General Fund spending for school aid is projected at $12.13 billion in 2001-02 (on a State: fiscal year basis) an increase of $612 million (5.3%). This increase, which on a school year basis is $382 million, will fund formula-based and categorical aid programs, as well as the "tail" of aid payable for the 2000-01 school year. The Executive Budget also recommends changes to expand the amount of flexible operating aid provided to schools across the State and to target new State resources to the highest-need school districts.

          Medicaid spending is estimated at $6.08 billion in 2001-02, an increase of $391 million (6.9%) from 2000-01. Underlying spending growth is projected at $670 million, but is moderated by $131 million in savings from proposed updates to the nursing home reimbursement methodology and about $150 million in additional Federal aid.

          Spending on welfare is projected at $1.01 billion, a decrease of $245 million (19.5%) from 2000-01. This projected decrease is largely attributable to continued declines in welfare caseload and increased Federal funding in such areas as the Earned Income Tax Credit and the Child and Dependent Care Credit that lowers State costs. Welfare caseload is projected at about 743,000 recipients in 2001-02, down 36,000 from 2000-01.

          Local assistance spending for Children and Families Services is projected at $881 million in 2001-02, up $43 million (5.1%) from 2000-01. The increase in General Fund spending includes added costs for the proposed child welfare financing reforms as well as an expansion in the Advantage After-School program funding.

          Mental hygiene programs are expected to grow by $128 million (8.6%) to almost $1.62 billion in 2001-02. The additional funding is for the New York State CARES program ($47 million), the Community Reinvestment program ($20 million), and other program enhancements, including inflationary increases and the annualization of prior-year initiatives ($38 million).

          Local assistance spending for health programs is projected at $602 million, up $110 million (22.4%) from 2000-01. This increase is primarily due to enhancements in the EPIC

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

prescription drug program ($75 million), response to the West Nile Virus outbreak ($22 million), and State support for the Roswell Park Cancer Institute ($30 million), partially offset by lower spending of $32 million for one-time legislative initiatives.

          Spending for all other local assistance programs is projected to total $5.45 billion in 2001-02, a decrease of $124 million (2.2%) from 2000-01. This estimate includes higher State support for tuition assistance ($35 million), children with special educational needs ($28 million), county administration of welfare and Medicaid programs ($14 million), and the City University of New York
(CUNY) ($14 million). These increases are more than offset by the recommended elimination of spending identified by the Legislature as one-time initiatives in the 2000-01 Financial Plan, a reestimate of costs for reimbursing local governments for housing State-ready inmates in local jails ($40 million), and the proposed elimination of stock transfer incentive aid payments to New York City ($114 million).

          State Operations accounts for the cost of running the Executive, Legislative, and Judicial branches of government. Spending is projected at $7.90 billion, an increase of $274 million, or 3.6% above 2000-01.

          The growth in State Operations is primarily attributable to the annualized costs of labor agreements and related costs with State employee unions ($195 million), funding for technology initiatives ($43 million), health and mental hygiene programs ($75 million), and a recommended change in the accounting treatment of State university hospital revenues that directly finance hospital operations ($100 million). Under the proposal, hospital revenues that currently offset State Operations expenditures would pay for hospital fringe benefits costs currently charged to the General Fund; SUNY hospital revenue and spending will now be accounted for in the special revenue funds.

          The State's overall workforce is projected at 194,500 persons by the end of 2001-02, down about 500 from the end of 2000-01.

          General State Charges (GSCs) account for the costs of providing fringe benefits to State employees and retirees of the Executive, Legislative and Judicial branches. These payments, many of which are mandated by statute or collective bargaining agreements, include employer contributions for pensions, social security, health insurance, workers' compensation and unemployment insurance. GSCs also cover State payments-in-lieu-of- taxes to local governments for certain State-owned lands, and the costs of defending lawsuits against the State and its public officers.

          Total spending for GSCs is projected to grow by $7 million (0.3%) to $2.59 billion in 200 1-02. The State expects health insurance rates in calendar year 2001 to grow by 11% ($138 million), primarily to cover the increasing cost of prescription drug, hospitalization and physician benefits for State employees. Modest increases are projected for other fringe benefits, including social security, workers' compensation, and dental insurance, but are offset by reduced payments for retirement incentives ($72 million) and the accounting of State university hospital fringe benefit costs ($100 million) discussed above.

          Transfers in support of debt service in 2001-02 are projected at $2.29 billion, a $70 million (3.2%) increase over 2000-01. This increase is primarily due to bonding to support SUNY, CUNY, public protection, environmental and economic development purposes, offset by the projected savings generated from the use of the DRRF to defease high cost debt and from the new revenue bond proposal (which is discussed in more detail in "Debt and Other Financing Activities" below).

          Transfers in support of capital projects in 2001-02 are projected at $340 million, an increase of $105 million (44.7%) over 2000-01. The higher budgeted amount includes $69 million to the new Remedial Program Transfer Fund for hazardous waste remediation and $16 million for improvements to the Court of Appeals Building and the Justice Building in Albany.

          All other transfers are projected to increase by $79 million in 2001-
02. Of this amount, $69 million represents the State's subsidy for SUNY hospitals. All other transfers increase by $10 million primarily as a result of the State's subsidy to the Court Facilities Incentive Aid Fund, which grows from $45 million in 2000-01 to $81 million in 2001-02 to support Judiciary capital projects. This latter increase is offset by the elimination of one-time transfers in 2000-01 to the State University Stabilization Fund ($17 million), and to the Miscellaneous Special Revenue Fund ($19 million) to pay for year 2000 computer compliance.

          Non-Recurring Resources

          The DOB estimates that the 2000-01 State Financial Plan contains new actions that provide non-recurring resources or savings totaling approximately $36 million, excluding use of the 1999-2000 surplus. DOB reports that the 2001-02 Financial Plan budgets $146 million in one-time resources, consisting primarily of $97 million in Federal funds from successful retroactive claims for child welfare, special education, and prison health costs. The remaining amounts are comprised of a payment from DASNY to the State ($28 million), and fund sweeps and transfers to the General Fund ($21 million) that periodically occur.

          Outyear Projections Of Receipts And Disbursements

          State law requires the Governor to propose a balanced budget each year. Preliminary analysis by the DOB indicates that the State will have a 2001-02 budget gap of approximately $2 billion, which is comparable with gaps projected following enactment of recent State budgets. This estimate includes projected costs of new collective bargaining agreements, no assumed operating efficiencies, and the planned application of approximately $1.2 billion in STAR tax reduction reserves. In recent years, the State has closed projected budget gaps which DOB estimates have ranged from $5 billion to less than $1 billion.

          Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. The State assumes that savings from initiatives by State agencies to deliver services more efficiently, workforce management efforts, maximization of Federal and non-General Fund spending offsets, and other actions necessary to help bring projected disbursements and receipts into balance.

          The 2002-03 and 2003-04 projections assume increases in the other major components of income consistent with continued growth in the overall economy. In particular, interest, dividend and business income are expected to grow at rates consistent with the average growth in these components in recent years.

          It should be noted that growth in income tax receipts in recent years has been heavily influenced by special factors, including the rapid growth in the stock market noted above. The outyear projections anticipate a substantial moderation in the special factors that have produced the rapid receipts growth of recent years. Specifically, based on information from Wall Street analysts and an examination of relevant economic indicators, the outyear projections assume only small increases in financial sector business.

          From 1999-2000 through 2002-03, the State expects to receive $1.54 billion under the nationwide settlement with cigarette manufacturers. Counties, including New York City, are projected to receive settlement payments of $1.47 billion over the same period. The State plans to use $1.29 billion in tobacco settlement money over the next three years to finance health programs under HCRA 2000 ($1.01 billion) and projected increased costs in Medicaid ($274 million). The remaining $250 million in one-time tobacco payments from 1999-2000 will be deposited to DRRF.

          The gap projections assume the Legislature will enact the 2001-02 Executive Budget in its entirety. The projections do not include unspecified spending "efficiencies" or count on the use of any of the $1.3 billion in reserves the Governor is proposing to set aside for economic uncertainties.

          If the projected budget gap for 2002-03 is closed with recurring actions, the 2003-04 budget gap would be reduced to $433 million. In recent years, the State has closed projected budget gaps which the DOB estimated at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than $1.0 billion (1998-99 and 1999-2000).

          The DOB estimates that General Fund receipts will total $41.13 billion in 2002-03 and $42.37 billion in 2003-04. The receipts forecast is based on the DOB's economic forecast, adjusted to incorporate the incremental impact of enacted and proposed tax reductions, prior refund reserve transactions, and the continued earmarking of receipts for dedicated highway purposes.

          Personal income tax receipts are projected to increase to $25.26 billion in 2002-03 and $26.54 billion in 2003-04. The estimates are affected by the impact of expected refund reserve transactions, a reduction in the growth in underlying liability, and the estimated costs of the enacted STAR and proposed Co-STAR tax reduction plans.

          Income tax growth in both fiscal years is governed by projections of growth in taxable personal income and its major components, including wages, interest and dividend earnings, realized taxable capital gains, and business income.

          The DOB currently projects spending to grow by $2.46 billion (6.0%) in 2002-03 and $1.49 billion (3.4%) in 2003-04. Overall, General Fund spending increases at a higher rate in 2002-03 than in 2003-04 primarily because the Financial Plan does not include costs for new collective bargaining contracts after the current agreements expire by April 2003 and assumes the remaining balance in the CPF ($188 million) is spent by the end of 2002-03.

          Other Governmental Funds

          In addition to the General Fund, the State Financial Plan includes Special Revenue Funds, Capital Projects Funds and Debt Service Funds which are discussed below. Amounts below do not include other sources and uses of funds transferred to or from other fund types.

          All Governmental Funds spending is estimated at $77.53 billion in 2000-01, an increase of $4.17 billion or 5.7% above the prior year. When spending for the STAR tax relief program is excluded, spending growth is 4.6%. The spending growth is comprised of changes in the General Fund ($1.81 billion excluding transfers), Special Revenue Funds ($2.03 billion), Capital Projects Funds ($124 million) and Debt Service Funds ($206 million).

          Special Revenue Funds

          Total disbursements in the 2000-01 Financial Plan for programs supported by Special Revenue Funds are projected at $33.25 billion, an increase of $2.03 billion or 6.5% over 1999-2000. Special Revenue Funds include Federal grants and State special revenue funds.

          Federal grants are projected to comprise 69% of all Special Revenue Funds spending in 2000-01, comparable to prior years. Disbursements from Federal funds are estimated at $22.87 billion, an increase of $798 million or 3.6%. Medicaid is the largest program within Federal funds, accounting for over half of total spending in this category. In 2000-01, Medicaid spending is projected at $14.93 billion, an increase of $396 million over 1999-2000. The remaining growth in Federal funds is primarily for the Child Health Plus program, which is estimated at to increase by $86 million in 2000-01, as well as increased spending in various social service programs.

          State special revenue spending is projected to be $10.38 billion, an increase of $1.23 billion or 13.5% from the last fiscal year. The spending reflects the next phase of the STAR program valued at $2.0 billion (up $785 million from 1999-2000), and $617 million in additional spending resulting from HCRA 2000. This growth is offset by decreased spending of $176 million due to the elimination of medical provider assessments on January 1, 2000.

          In 2001-02, the DOB projects disbursements of $36.47 billion from special revenue funds derived from both State and Federal sources, an increase of $2.57 billion or 7.6% over 2000-01.

Disbursements from State special revenue funds are projected at $11.68 billion, an increase of $ 1.11 billion or 10.5% from 2000-01. Disbursements for STAR are projected to increase by $694 million from 2000-01, accounting for most of the year-to-year growth in State spending from special revenue funds. Disbursements from Federal special revenue funds, which account for approximately three-quarters of all special revenue spending, are estimated at $24.79 billion in 2001-02, an increase of $1.46 billion or 6.3% from 2000-01. The year-to-year growth in Federal special revenue fund spending is primarily supported by higher projected Federal payments for the Medicaid program, which is projected to grow by $962 million from 2000-01.

          Capital Projects Funds

          Spending from Capital Projects Funds in 2000-01 is projected at $4.35 billion, an increase of $124 million or 2.9% from last fiscal year. The increase is attributed to $184 million for new capital projects, primarily for transportation, economic development, the environment and education and planned increases for school construction and economic development programs.

          Disbursements from Capital Projects Funds in 2001-02 are estimated at $5.0 billion, or $627 million higher than 2000-01. The proposed spending plan includes: $2.9 billion in disbursements for transportation purposes, including State and local highway and bridge programs; $822 million for environmental activities; $203 million for public protection; $426 million for education, including SUNY and CUNY; and $184 million for mental hygiene projects.

          Capital spending in 2000-01 and 2001-02 is financed with a mix of pay-as-you-go and bonded resources. The portion of spending financed with pay-as-you-go resources increases from 57% in 2000-01 to 61% in 2001-02 and reflects the use of a portion of $750 million in deposits to the DRRF to pay cash for certain transportation projects.

          Debt Service Funds

          Spending from Debt Service Funds is estimated at $3.79 billion in 2000-01, up $206 million or 5.7% from 1999-2000. Transportation purposes, including debt service on bonds issued for State and local highway and bridge programs financed through the New York State Thruway Authority and supported by the Dedicated Highway and Bridge Trust Fund, account for $127 million of the year-to-year growth. Debt service for educational purposes, including State and City university programs financed through the Dormitory Authority of the State of New York (DASNY), will increase by $59 million. The remaining growth is for a variety of programs in mental health and corrections, and for general obligation financings.

          Disbursements from Debt Service Funds are estimated at $3.93 billion in 2001-02, a decrease of $200 million from 2000-01. Debt Service Funds projections for 2000-01 reflect the use of approximately $421 million in DRRF deposits to defease high cost State debt. Overall, the use of $750 million in DRRF deposits is projected to lower long-term debt service costs by approximately $1.2 billion over the life of the defeased bonds. In addition, Debt Service Funds projections reflect a proposed new revenue debt structure.

          GAAP-Basis Financial Plan (2000-01)

          State law requires the State to update its projected GAAP-basis financial results for the current fiscal year on or before September first of each year. The State bases its GAAP projections on the cash estimates in the Mid-Year Update and the actual results for 1999-2000 as reported by the State Comptroller on July 28, 2000.

          The State ended 1999-2000 with an accumulated General Fund surplus of $3.93 billion, as measured by GAAP, marking the third consecutive fiscal year that has ended with an accumulated surplus. The State expects to close the 2000-01 Fiscal Year and the 2001-02 Fiscal Year with a positive GAAP balance of $1.93 billion in the General Fund.

          In 2000-01, the General Fund GAAP Financial Plan projects total revenues of $37.66 billion, total expenditures of $39.69 billion, and net other financing sources of $35 million. In 2001-02, projections show total revenues of $40.87 billion, total expenditures of $40.68 billion and net other financing uses of $190 million. At the end of 2001-02, the accumulated General Fund GAAP surplus is projected to be $1.9 billion.

          Special Considerations

          Despite recent budgetary surpluses recorded by the State, actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the Federal government could impact projected budget gaps for the State. These gaps would result from a disparity between recurring revenues and the costs of increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and, under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

          Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The State's Financial Plan is also necessarily based upon forecasts of national and State economic activity developed through both internal analysis and review of national and State economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. The projections assume no changes in Federal tax law, which could substantially alter the current receipts forecast.

          The State's outyear projections may change substantially as the budget process for 2001-02 continues. For example, the Legislature may not enact the Executive Budget as proposed by the Governor. It is also possible that the State's actions during the fiscal year may be insufficient to preserve budgetary balance in either 2001-02 or in future fiscal years. Actual results for the fiscal year may also differ materially and adversely from the projections set forth in this Appendix.

          There is significant uncertainty in the forecast of the outyear income components, which greatly influence personal income tax growth. In many cases, a reasonable range of uncertainty around the predicted income components could result in significant reductions in projected income tax receipts.

          Moreover, over the long-term, uncertainties with regard to the economy present the largest potential risk to future budget balance in New York State. For example, a downturn in the financial markets or the wider economy is possible, a risk that is heightened by recent events. The securities industry is more important to the

New York economy than the national economy as a whole, potentially amplifying the impact of an economic downturn. A large change in stock market performance during the forecast horizon could result in wage and unemployment levels that are significantly different from those embodied in Financial Plan forecasts. Merging and downsizing by firms, as a consequence of deregulation, continued foreign competition or a sustained economic downturn, may have more significant adverse effects on employment than expected.

          An ongoing risk to the State Financial Plans arises from the potential impact of certain litigation and of Federal disallowances now pending against the State, which could adversely affect the State's projections of receipts and disbursements. The Financial Plan contains projected reserves of $150 million in 2001-02 for such events, but assumes no significant Federal disallowance or other Federal actions that could affect State finances.

          The Health Care Financing Administration (HCFA) issued an interim rule in October 2000, that modified the manner in which states are required to calculate their Medicaid Upper Payment Limit (UPL) methodology. Since that time, HCFA issued a final rule on January 12, 2001. The HCFA rule modifies how states are required to calculate their Medicaid UPL. It is anticipated that implementation of this rule would require New York State to phase-out most of its nursing home Intergovernmental Transfer (IGT) payments over a five-year period beginning in State Fiscal Year 2002-03. Upon full implementation of the rule, the net impact is expected to result in an annual loss of $351 million for the State and $88 million for local governments.

          Congress recently enacted legislation (the Balanced Budget Further Refinement Act) which mitigates much of the negative impact of the rule through State Fiscal Year 2004-05 by increasing the cap on facility- specific Disproportionate Share Hospital Program (DSH) payments to 175% for two years.

          It is currently expected that the net impact of the nursing home IGT phase-out and the increase in facility-specific DSH caps will result in a cumulative State Financial Plan savings of $135 million between State Fiscal Year 2002-03 and State Fiscal Year 2004-05. However, since the nursing home IGT phase-out commences in State Fiscal Year 2002-03 (one year before the DSH cap increases), the Financial Plan will lose $81 million in State Fiscal Year 2002-03.

          The DOB believes that its projections of receipts and disbursements relating to the current and proposed State Financial

Plans, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth in this Update. In the past, the State has taken management actions to address potential financial plan shortfalls, and the DOB believes it could take similar actions should adverse variances occur in its projections for the current fiscal year. To help guard against these risks, the State has projected reserves of $2.26 billion in 2001-02.

          The State's Financial Plan assumes the availability of certain resources to finance portions of General Fund spending for fringe benefits, health and welfare programs. These resources could become unavailable or decrease, placing additional pressures on budget balance.

          The DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from projections. In the past, the State has taken management actions to address potential Financial Plan shortfalls, and may take similar actions should adverse variances occur in its projections for the current fiscal year.

          GAAP-Basis Results For Prior Fiscal Years

          1999-2000 Fiscal Year - The State completed its 1999-2000 fiscal year with a combined governmental funds operating surplus of $3.03 billion, which included operating surpluses in the General Fund ($2.23 billion), in Special Revenue Funds ($665 million), in Debt Service Funds ($38 million) and in Capital Projects Funds ($99 million).

          General Fund - The State reported a General Fund operating surplus of $2.23 billion for the 1999-2000 fiscal year, as compared to an operating surplus of $1.08 billion for the 1998-99 fiscal year. The operating surplus for 1999-2000 resulted in part from higher personal income tax receipts, and increases in taxes receivable and other assets of $754 million and $137 million, respectively, and decreases in deferred revenues, due to other funds and other liabilities of $134 million. These gains were partially offset by decreases in accounts receivable and money due from other funds of $77 million, increases in payables to local governments and accrued liabilities of $80 million and $175 million, respectively, and an increase in tax refunds payable of $537 million.

          The State reported an accumulated fund balance of $3.92 billion in the General Fund for 1999-2000. The accumulated fund balance is $50 million higher after a restatement by the State Comptroller to reflect the reclassification of the DRRF to the General Fund.

          General Fund revenues increased $2.30 billion (6.4%) over the prior fiscal year with increases in personal income and consumption and use taxes, and miscellaneous revenues. Business tax and other tax revenues fell from the prior fiscal year. Personal income taxes grew $1.98 billion, an increase of nearly 9.7%. The increase in personal income taxes was caused by strong employment and wage growth and the continued strong performance of the financial markets during 1999. Consumption and use taxes increased $327 million, or 4.5%, to reflect a continuing high level of consumer confidence. Miscellaneous revenues increased $303 million (14.1%), primarily due to growth in investment earnings, fees, licenses, royalties and rents and reimbursements from regulated industries used to fund State administrative costs (e.g., banking and insurance). These increases were partially offset by decreases in business and other taxes. Business taxes decreased nearly $301 million, or 6.2%, because of prior year refunds and the application of credit carryforwards which were applied against current year (1999) liabilities. Other taxes decreased $12 million, or 1.1%.

          General Fund expenditures increased $1.39 billion (3.9%) from the prior fiscal year, with the largest increases occurring in education, health and environment. Education expenditures grew $739 million (6.1%) due mainly to an increase in spending for support for public schools, handicapped pupil education and municipal and community colleges. Health and environment expenditures increased over $215 million (33.5%) primarily reflecting increased spending for local health programs. Personal service costs increased $202 million (3.3%) principally as a result of increases in wages as required by recently approved collective bargaining agreements. Non-personal service costs increased $264 million (11.7%) due primarily to increased spending for goods and services.

          Net other financing sources in the General Fund increased $192 million (45.9%) primarily because transfers of surplus revenues from the Debt Service Funds increased by nearly $100 million and transfers from the Abandoned Property Fund and the Hospital Bad Debt and Charity Accounts increased by nearly $120 million.

          Special Revenue, Debt Service and Capital Projects Fund Types

          An operating surplus of $665 million was reported for the Special Revenue Funds for the 1999-2000 fiscal year which increased the accumulated fund balance to $2.14 billion after restatement of prior year fund balances. As a result of legislation enacted during the fiscal year ended March 31, 2000, the Hospital Bad Debt and Charity Accounts were reclassified to Special Revenue Funds thereby increasing the beginning fund balance by $1.01 billion. Revenues increased $2.15 billion over the prior fiscal year (6.9%) as a result of increases in tax, Federal grants, and miscellaneous revenues. Expenditures increased $1.49 billion (5.4%) as a result of increased costs for local assistance grants and non-personal service. Net other financing uses increased $174 million (4.5%).

          Debt Service Funds ended the 1999-2000 fiscal year with an operating surplus of $38 million and, as a result, the accumulated fund balance increased to $2.06 billion. Revenues increased $200 million (7.4%) primarily because of increases in dedicated taxes. Debt service expenditures increased $429 million (15.0%). Net other financing sources increased $113 million (36.1%) due primarily to increases in transfers from the General Fund.

          An operating surplus of $99 million was reported in the Capital Projects Funds for the State's 1999-2000 fiscal year and, as a result, the accumulated fund balance deficit decreased to $129 million. Revenues increased $93 million (3.7%) primarily because Federal grant revenues increased $90 million for transportation projects. Expenditures increased $84 million (2.3%) primarily because of increases capital construction spending for transportation projects. Net other financing sources decreased by $63 million (4.6%).

          1998-99 Fiscal Year - The State completed its 1998-99 fiscal year with a combined governmental funds operating surplus of $1.32 billion, which included operating surpluses in the General Fund ($1.078 billion), in Debt Service Funds ($209 million) and in Capital Projects Funds ($154 million) offset, in part, by an operating deficit in Special Revenue Funds ($117 million).

          1997-98 Fiscal Year - The State completed its 1997-98 fiscal year with a combined governmental funds operating surplus of $1.80 billion, which included an operating surplus in the General Fund of $1.56 billion, in Capital Projects Funds of $232 million and in Special Revenue Funds of $49 million, offset, in part, by an operating deficit of $43 million in Debt Service Funds.

          Cash-Basis Results For Prior Fiscal Years

          General Fund 1997-98 Through 1999-2000 - New York State's financial operations have improved during recent fiscal years. During its last eight fiscal years, the State has recorded balanced budgets on a cash basis, with positive year-end fund balances.

          1999-2000 Fiscal Year - The State ended its 1999-2000 fiscal year in balance on a cash basis, with a General Fund cash surplus as reported by the DOB of $1.51 billion. As in recent years, strong growth in receipts above forecasted accounts produced most of the year-end surplus. Spending was also modestly below projections, further adding to the surplus.

          The State reported a General Fund closing balance of $1.17 billion, an increase of $275 million from the prior fiscal year. The balance was held in four accounts within the General Fund: TSRF, CRF the Debt Reduction Reserve Fund
(DRRF) and CPF. The balance is comprised of $547 million in the TSRF after a deposit of $74 million in 1999-2000; $107 million in the CRF; $250 million in the DRRF; and $263 million in the CPF.

          The closing fund balance excludes $3.97 billion that the State deposited into the tax refund reserve account at the close of 1999-2000 to pay for tax refunds in 2000-01 of which $521 million was made available as a result of LGAC financing program and was required to be on deposit as of March 31, 2000. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1999-2000, while increasing reported receipts in 2000-01.

          General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1999-2000 fiscal year totaled $37.40 billion, an increase of 1.6% from 1998-99 levels. General Fund disbursements and transfers to other funds totaled $37.17 billion for the 1999-2000 fiscal year, an increase of 1.6% from the prior fiscal year.

          1998-99 Fiscal Year - The State ended its 1998-99 fiscal year on March 31, 1999, in balance on a cash basis, with a General Fund cash surplus as reported by the DOB of approximately $1.82 billion. The cash surplus was derived primarily from higher-than-projected tax collections as a result of continued economic growth, particularly in the financial markets and securities industries.

          The General Fund had a closing balance of $892 million, an increase of $254 million from the prior fiscal year. The TSRF closing balance was $473 million, following an additional deposit of $73 million in 1998-99. The CRF closing balance was $107 million, in following a $39 million deposit in 1998-99. The CPF closed the fiscal year with a balance of $312 million. The General Fund closing balance did not include $2.31 billion in the tax refund reserve account, of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit on March 31, 1999.

          General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1998-99 fiscal year totaled $36.82 billion, an annual increase of 6.2% over 1997-98. General Fund disbursements and transfers to other funds were $36.57 billion, an annual increase of 6.1%.

          1997-98 Fiscal Year - The State ended its 1997-98 fiscal year in balance on a cash basis, with a General Fund cash surplus as reported by the DOB of approximately $2.04 billion. The cash surplus was derived primarily from higher-than-anticipated receipts and lower spending on welfare, Medicaid, and other entitlement programs.

          The General Fund closing balance was $638 million, an increase of $205 million from the prior fiscal year. The balance included $400 million in the TSRF, after a required deposit of $15 million (repaying a transfer made in 1991-
92) and an additional deposit of $68 million made from the 1997-98 surplus. (The CRF closing balance was $68 million, following a $27 million deposit from the surplus. The CPF closed the fiscal year with a balance of $170 million. The General Fund closing balance did not include $2.39 billion in the tax refund reserve account, of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit on March 31, 1998.)

          General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1997-98 fiscal year totaled $34.67 billion, an increase of 4.9% from the previous fiscal year. General Fund disbursements and transfers to other funds totaled $34.47 billion, an increase of 4.8%.

          Other Governmental Funds (1997-98 Through 1999-00)

          Activity in the three other governmental funds has remained relatively stable over the last three fiscal years, with

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

Federally-funded programs comprising approximately two-thirds of these funds. The most significant change in the structure of these funds has been the redirection of a portion of transportation-related revenues from the General Fund to two dedicated funds in the Special Revenue and Capital Projects fund types. These revenues are used to support the capital programs of the Department of Transportation, the Metropolitan Transportation Authority (MTA) and other transit entities.

          In the Special Revenue Funds, disbursements increased from $27.65 billion to $31.22 billion over the last three years, primarily as a result of increased costs for the Federal share of Medicaid and the initial costs of the STAR program. Other activity reflected dedication of taxes for mass transportation purposes, new lottery games, and new fees for criminal justice programs.

          Disbursements in the Capital Projects Funds increased over the three-year period from $3.57 billion to $4.22 billion, primarily for education, environment, public protection and transportation programs. The composition of this fund type's receipts also has changed as dedicated taxes, Federal grants and reimbursements from public authority bonds increased, while general obligation bond proceeds declined.

          Activity in the Debt Service Funds reflected increased use of bonds during the three-year period for improvements to the State's capital facilities and the ongoing costs of the LGAC fiscal reform program. The increases were moderated by the refunding savings achieved by the State over the last several years using strict present value savings criteria. Disbursements in this fund type increased from $3.09 billion to $3.59 billion over the three-year period.

          The New York Economy

          New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing and an increasing proportion engaged in service industries.

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

          The economic forecast of the State has also been modified from the Mid-Year Update to reflect changes in the national outlook. Continued growth is projected for 2001 and 2002 in employment, wages, and personal income, although the growth will moderate significantly from the 2000 pace. Personal income is estimated to have grown by 7.8% in 2000, fueled in part by a large increase in financial-sector bonus payments at the beginning of the year and strong growth in total employment and is projected to grow 4.6% in 2001 and 3.9% in 2002. Bonus payments are projected to grow 2.4% in 2001 and 3.6% in 2002, representing distinctly lower growth than the 19.4% rate for 2000. Lower bonus growth is partly due to the volatility of the stock markets and weaker securities industry activity. Another factor contributing to the weaker personal income growth in 2001 and 2002 is the reduced growth rate of non-wage income, which is projected to be lower due to the general economic slowdown. Overall employment is expected to grow at a more modest rate than in 2000, reflecting the slowdown in the national economy, continued fiscal restraint, and restructuring in the manufacturing, health care, social service, and financial sectors.

          Given the importance of the securities industry in the New York State economy, a significant change in stock market performance during the forecast horizon could result in financial sector profits and bonuses that are significantly different from those embodied in the forecast. Given the recent volatility in financial markets, such uncertainties are particularly pronounced at this time. The timing and impact of changes in economic conditions are difficult to estimate with a high degree of accuracy. Any actions by the Federal Reserve Board to moderate inflation by increasing interest rates more than anticipated may have an adverse impact in New York given the sensitivity of financial markets to interest rate shifts and the prominence of these markets in the New York economy. In addition, there is a possibility that greater-than-anticipated mergers, downsizing, and relocation of firms caused by deregulation and global competition may have a significant adverse effect on employment growth.

          Services: The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation.

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

          Manufacturing: Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate economy, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating, and electrical equipment products are located in the upstate region.

          Trade: Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.

          Finance, Insurance and Real Estate: New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.

          Agriculture: Farming is an important part of the economy of large regions of the State, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, apples and other fruits, and fresh vegetables. New York ranks among the nation's leaders in the production of these commodities.

          Government: Federal, State and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total State and local government employment.

          Economic And Demographic Trends

          In the calendar years 1987 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. However, the situation has been improving during recent years. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate. Although the State unemployment rate has been higher than the national rate since 1991, the gap between them has narrowed in recent years.

          State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

          Debt And Other Financing Activities

          Financing activities of the State include general obligation debt and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financings, moral obligation and other financings through public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities for their debt service is subject to annual appropriation by the Legislature.

          The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

          The State's 2000-01 borrowing plan projects issuances of $367 million in general obligation bonds, including $45 million for purposes of redeeming the remaining outstanding BANs. The State does not anticipate issuing new BANs during the 2000-01 fiscal year. The State is expected to issue up to $276 million in COPs to finance equipment purchases (including costs of issuance, reserve funds, and other costs) during the 2000-01 fiscal year. Of this amount, it is anticipated that approximately $76 million will be used to finance agency equipment acquisitions. Approximately $200 million is expected to finance the purchase of new welfare computer systems designed to improve case management, fraud detection and child support collection capabilities.

          Borrowings by public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State are projected to total approximately $2.91 billion, including costs of issuance, reserve funds, and other costs, net of anticipated refundings and other adjustments in 2000-01.

          The proposed 2001-02 through 2005-06 Capital Program and Financing Plan was released with the 2001-02 Executive Budget on January 16, 2001. The proposed Plan projects capital spending of $4.96 billion in 2001-02. The capital spending is proposed to be financed with a mixture of authority bonds (33%), State and Federal pay-as-you go resources (32% and 29%, respectively), and general obligation bonds (6%). The Plan's projected levels of debt issuances and debt service costs for 2000-01, 2001-02, and the remaining four years of the Plan are projected to be well below the debt caps and limitations imposed by the Debt Reform Act of 2000. The Act, which applies to all new State-supported debt issued on and after April 1, 2000 imposed:

 . A phased-in cap on new State-supported debt outstanding of 4% of personal income (the existing State-supported debt levels for 2000-01 are projected to be 5.7% of personal income).

 . A phased-in cap on new State-supported debt service costs of 5% of total governmental funds receipts (the existing State-supported debt service costs are 5.2% ).

 . A limit on the use of debt to capital works and purposes only and a limit on the maximum term of new State-supported debt to 30 years.

          The Executive Budget also proposes a constitutional debt reform bill that would mandate the caps and limitations imposed by the Debt Reform Act, ban "back door" borrowing, authorize a limited amount of revenue debt, ensure that at least one-half of all new debt is approved by the voters, and authorize multiple general obligation bond act proposals. The earliest the constitutional debt reform bill could take effect, after passage by two separately-elected Legislatures and approval by the voters, is January 1, 2004.

          State-supported debt levels and debt service costs projected for 2000-01, 2001-02, and the remaining years of the Plan reflect the use of $750 million in DRRF deposits. As planned, $500 million was used in 2000-01, of which $421 million was used to defease certain bonds issued by DASNY), Housing Finance Agency (HFA), and Environmental Facilities Corporation (EFC),where the debt service was paid by the State. The balance is expected to be used to pay for projects that are authorized to be financed with bonds. In the 2001-02 fiscal year, the $250 million balance is proposed to be used to provide pay-as-you-go resources to finance certain transportation projects.

          The 2001-02 Executive Budget also proposes a new statutory revenue debt structure. The proposed revenue debt that would be supported by a pledge of 25% of State personal income tax receipts (subject to appropriation), issued in lieu of currently authorized State-appropriation-backed debt and subject to the caps and limitations imposed by the Debt Reform Act. The proposed revenue debt structure is similar to LGAC bonds and will provide a framework to implement a revenue debt structure which would be authorized by the proposed constitutional debt reform bill.

          Efforts to reduce debt unanticipated delays in the advancement of certain projects, and revisions to estimated financing needs are expected to reduce borrowings in 2000-01. The State's 2000-01 borrowing plan now projects issuances of $281 million in general obligation bonds and $56 million in Certificates of Participation to finance the purchase of new welfare computer systems.

          Borrowings by public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State are projected to total approximately $2.36 billion, including costs of issuance, reserve funds, and other costs, net of anticipated refundings and other adjustments in 2000-01. Included therein are borrowings by: (i) DASNY for SUNY; CUNY; mental health and educational facilities including RESCUE (school construction) and the Judicial Training Institute; (ii) Thruway Authority for the Dedicated Highway and Bridge Trust Fund and Consolidated Highway Improvement Program, (iii) Urban Development Corporation (doing business as the Empire State Development Corporation) for prison facilities; (iv) HFA for Service Contract Obligation Revenue bonds; and (v) EFC for water pollution control and Pipeline for Jobs (Jobs 2000).

          The projection of State borrowings are subject to change as market conditions, interest rates and other factors vary.

          Public Authorities

          The fiscal stability of the State is related in part to the fiscal stability of its public authorities. For the purposes of this Appendix, public authorities refer to public benefit corporations, created pursuant to State law, other than local authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State's access to the public credit

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

markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if any of its public authorities were to default on their respective obligations. As of December 31, 1999, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was $95 billion, only a portion of which constitutes State-supported or State-related debt.

          The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for public authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs. As described below, the MTA receives the bulk of this money in order to provide transit and commuter services.

          Beginning in 1998, the Long Island Power Authority (LIPA) assumed responsibility for the provision of electric utility services previously provided by Long Island Lighting Company for Nassau, Suffolk and a portion of Queen Counties, as part of an estimated $7 billion financing plan. As of the date of this Appendix, LIPA has issued over $7 billion in bonds secured solely by ratepayer charges. LIPA's debt is not considered either State-supported or State-related debt.

          Metropolitan Transportation Authority

          The MTA oversees the operation of subway and bus lines in New York City by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the TA). The MTA operates certain commuter rail and bus services in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company, and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (TBTA), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended on, and will continue to depend on, operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

          Since 1980, the State has enacted several taxes--including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1% regional sales and use tax-- that provide revenues for mass transit purposes, including assistance to the MTA. Since 1987, State law also has required that the proceeds of a one-quarter of 1% mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. In 1993, the State dedicated a portion of certain additional State petroleum business tax receipts to fund operating or capital assistance to the MTA. The 2000-01 enacted budget provides State assistance to the MTA totaling approximately $1.35 billion and initiates a five-year State transportation plan that includes nearly $2.2 billion in dedicated revenue support for the MTA's 2000-04 Capital Program. This capital commitment includes an additional $800 million of newly dedicated State petroleum business tax revenues, motor vehicle fees, and motor fuel taxes not previously dedicated to the MTA.

          State legislation accompanying the 2000-01 enacted State budget increased the aggregate bond cap for the MTA, TBTA and TA to $16.5 billion in order to finance a portion of the $17.1 billion MTA capital plan for the 2000-04 Capital Program. On May 4, 2000, the Capital Program Review Board approved the MTA's $17.1 billion capital program for transit purposes for 2000 through 2004. The 2000-04 Capital Program is the fifth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation system by investing in new rolling stock, maintaining replacement schedules for existing assets, bringing the MTA system into a state of good repair, and making major investments in system expansion projects such as the Second Avenue Subway project and the East Side Access project.

          The currently approved 2000-04 Capital Program assumes the issuance of an estimated $8.9 billion in new money bonds. The remainder of the plan is projected to be financed with assistance from the Federal Government, the State, the City of New York, and from various other revenues generated from actions taken by the MTA. Further, the enacted State budget authorized the MTA to undertake a major debt restructuring initiative which will enable the MTA to refund approximately $13.7 billion in bonds, consolidate its credit sources, and obviate the need for debt service reserves. The authorization for debt restructuring includes outstanding bonds secured by service contracts with the State.

          There can be no assurance that all the necessary governmental actions for future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 2000-04 Capital Program or parts thereof will not be delayed or reduced. Should funding levels fall below current projections, the MTA would have to revise its 2000-04 Capital Program accordingly. If the 2000-04 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional assistance.

          The City Of New York

          The fiscal health of the State also may be affected by the fiscal health of New York City, which continues to receive significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and meet its cash requirements. The State also may be affected by the ability of the City and certain entities issuing debt for the benefit of the City to market their securities successfully in the public credit markets.

          In recent years, the State constitutional debt limit would have prevented the City from entering into new capital contracts. To prevent disruptions in the capital program, two actions were taken to increase the City's capital financing capacity: (i) the State Legislature created the New York City Transitional Finance Authority (TFA) in 1997, and (ii) in 1999, the City created TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues. During the 2000 legislative session, the State enacted legislation that increased the borrowing authority of the TFA by $4 billion, to $11.5 billion, which the City expects will provide sufficient financing capacity to continue its capital program over the next four fiscal years.

          Fiscal Oversight

          In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York (NYC MAC) to provide financing assistance to the City; the New York State Financial Control Board (the Control Board) to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York
(OSDC) to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the control period 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

          Currently, the City and its Covered Organizations (i.e., those organizations which receive or may receive moneys from the City directly, indirectly or contingently) operate under the City's Financial Plan. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in its Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

          Monitoring Agencies

          The staffs of the Control Board, OSDC and the City Comptroller issue periodic reports on the City's Financial Plans. The reports analyze the City's forecasts of revenues and expenditures, cash flow, and debt service requirements, as well as evaluate compliance by the City and its Covered Organizations with its Financial Plan. According to staff reports, economic growth in New

York City has been very strong in recent years, led by a surge in Wall Street profitability which resulted in increased tax revenues and produced a substantial surplus for the City in City fiscal years 1996-97, 1997-98 and 1998-
99. For its 1999-2000 fiscal year, the City had an operating surplus of $3.2 billion, before discretionary and other transfers, and achieved balanced operating results, after discretionary and other transfers, in accordance with GAAP. The City is projecting a substantial surplus for its 2000-01 fiscal year and a balanced budget for 2001-02. However, it forecasts budget gaps in subsequent fiscal years. Although several sectors of the City's economy have expanded over the last several years, especially tourism, media, business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industries and the performance of the national economy. In addition, the size of tax reductions enacted since City fiscal year 1994-1995 has totals over $2.5 billion in City fiscal year 2000-01, primarily affecting collections of the personal and business income taxes and the sales tax. These reductions are expected to be worth $3.1 billion by City fiscal year 2004-2005. The City has proposed additional tax reductions that would raise the total worth of recent tax cuts to $3.1 billion by City fiscal year 2004-05.

          Other Localities

          Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2000-01 fiscal year.

          The State has provided extraordinary financial assistance to select municipalities, primarily cities, since the 1996-97 fiscal year. Funding has essentially been continued or increased in each subsequent fiscal year. Such funding in 2000-01 totals $200.4 million. The 2000-01 enacted budget increased General Purpose State Aid for local governments by $11 million to $562 million.

          While the distribution of General Purpose State Aid for local governments was originally based on a statutory formula, in recent years both the total amount appropriated and the shares appropriated to specific localities have been determined by the Legislature. A State commission established to study the distribution and amounts of general purpose local government aid failed to agree on any recommendations for a new formula.

          Counties, cities, towns, villages and school districts have engaged in substantial short-term and long-term borrowings. In 1998, the total indebtedness of all localities in the State, other than New York City, was approximately $20.3 billion. A small portion (approximately $80 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units (other than New York City) authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-three localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1998.

          Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the Federal government may reduce (or in some cases eliminate) Federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, New York City, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities also may face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, also may adversely affect localities and necessitate State assistance.

          To help resolve persistent fiscal difficulties in Nassau County, the State enacted legislation creating the Nassau County Interim Finance Authority. The Authority is empowered to issue bonds, backed solely by diverted Nassau County sales tax revenues, to achieve short-term budget relief and ensure credit market access for the County. The Authority may also impose financial plan requirements on Nassau County. The State paid $30 million in transitional assistance to the County for State fiscal year 2000-01, and the Governor has proposed providing up to $75 million in State assistance over the next four State fiscal years. Allocation of any such assistance is contingent upon the Authority's approval of Nassau County's financial plan.

          Litigation

          General - The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are substantial, generally in excess of $100 million. These proceedings could adversely affect the financial condition of the State in the 2000-01 fiscal year or thereafter.

          The State is party to other claims and litigation which its legal counsel has advised are not probable of adverse court decisions or are not deemed adverse and material. Although the amounts of potential losses resulting from this litigation, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material and adverse effect on the State's financial position in the 2000-01 fiscal year or thereafter.

          The General Purpose Financial Statements for the 1999-2000 fiscal year report estimated probable awarded and anticipated unfavorable judgments of $895 million, of which $132 million is expected to be paid during the 1999-2000 fiscal year.

          Adverse developments in the proceedings described below, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2000-01 Financial Plan. The State believes that the proposed 2000-01 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2000-01 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2000-01 Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2000-01 Financial Plan.

          Tax Law

          In New York Association of Convenience Stores, et al. v. Urbach, et al., petitioners, New York Association of Convenience Stores, National Association of Convenience Stores, M.W.S. Enterprises, Inc. and Sugarcreek Stores, Inc. are seeking to compel respondents, the Commissioner of Taxation and Finance and the Department of Taxation and Finance, to enforce sales and excise taxes imposed, pursuant to Tax Law Articles 12-A, 20 and 28, on tobacco products and motor fuel sold to non-Indian consumers on Indian reservations. In orders dated August 13, 1996 and August 24, 1996, the Supreme Court, Albany County, ordered, inter alia, that there be equal implementation and enforcement of said taxes for sales to non-Indian consumers on and off Indian reservations, and further ordered that, if respondents failed to comply within 120 days, no tobacco products or motor fuel could be introduced onto Indian reservations other than for Indian consumption or, alternately, the collection and enforcement of such taxes would be suspended statewide. Respondents appealed to the Appellate Division, Third Department, and invoked CPLR 5519(a)(1), which provides that the taking of the appeal stayed all proceedings to enforce the orders pending the appeal. Petitioners' motion to vacate the stay was denied. In a decision entered May 8, 1997, the Third Department modified the orders by deleting the portion thereof that provided for the statewide suspension of the enforcement and collection of the sales and excise taxes on motor fuel and tobacco products. The Third Department held, inter alia, that petitioners had not sought such relief in their petition and that it was an error for the Supreme Court to have awarded such undemanded relief without adequate notice of its intent to do so. On May 22, 1997, respondents appealed to the Court of Appeals on other grounds, and again invoked the statutory stay. On October 23, 1997, the Court of Appeals granted petitioners' motion for leave to cross appeal from the portion of the Third Department's decision that deleted the statewide suspension of the enforcement and collection of the sales and excise taxes on motor fuel and tobacco. On July 9, 1998, the New York Court of Appeals reversed the order of the Appellate Division, Third Department, and remanded the matter to the Supreme Court, Albany County, for further proceedings. The Court held that the petitioners had standing to assert an equal protection claim, but that their claim did not implicate racial discrimination. The Court remanded the case to Supreme Court, Albany County, for resolution of the question of whether there was a rational basis for the Tax Department's policy of non-enforcement of the sales and excise taxes on reservation sales of cigarettes and motor fuel to non-Indians. In a footnote, the Court stated that, in view of its disposition of the case, petitioners' cross-appeal regarding the statewide suspension of the taxes is "academic." By decision and judgment dated July 9, 1999, the Supreme Court, Albany County, granted judgment dismissing the petition. On September 2, 1999, petitioners appealed to the Appellate Division, Third Department, from the July 9, 1999 decision and order. On August 3, 2000, the Third Department affirmed the judgment dismissing the petition. By notice of appeal dated August 25, 2000, petitioners appealed to the Court of Appeals from the August 3, 2000 order. On November 30, 2000, the Court of Appeals dismissed petitioners' appeal for lack of a substantial constitutional question. Petitioners have moved for leave to appeal.

          Line Item Veto

          In an action commenced in June 1998 by the Speaker of the Assembly of the State of New York against the Governor of the State of New York (Silver v. Pataki, Supreme Court, New York County), the Speaker challenges the Governor's application of his constitutional line item veto authority to certain portions of budget bills adopted by the State Legislature contained in Chapters 56, 57 and 58 of the Laws of 1998. On July 10, 1998, the State filed a motion to dismiss this action. By order entered January 7, 1999, the Court denied the State's motion to dismiss. On January 27, 1999, the State appealed that order. By decision dated July 20, 2000, the Appellate Division reversed the January 7, 1999 order and dismissed the petition. Plaintiff has appealed the July 20, 2000 decision to the Court of Appeals.

          Real Property Claims

          The State and certain of its counties have been, and continue to be, the subject of Indian land claims. On March 4, 1985 in Oneida Indian Nation of New York, et al. v. County of Oneida, the United States Supreme Court affirmed a judgment of the United States Court of Appeals for the Second Circuit holding that the Oneida Indians have a common-law right of action against Madison and Oneida Counties for wrongful possession of 872 acres of land illegally sold to the State in 1795. At the same time, however, the Court reversed the Second Circuit by holding that a third-party claim by the counties against the State for indemnification was not properly before the Federal courts. The case was remanded to the District Court for an assessment of damages, which action is still pending. The counties may still seek indemnification in the State courts.

          In 1998, the United States filed a complaint in intervention in Oneida Indian Nation of New York. In December 1998, both the United States and the tribal plaintiffs moved for leave to amend their complaints to assert claims for 250,000 acres, to add the State as a defendant, and to certify a class made up of all individuals who currently purport to hold title within said 250,000 acre area. These motions were argued March 29, 1999 and are still awaiting determination. The District Court has not yet rendered a decision. By order dated February 24, 1999, the District Court appointed a Federal settlement master. A conference scheduled by the District Court for May 26, 1999 to address the administration of this case has been adjourned indefinitely.

          Several other actions involving Indian claims to land in upstate New York are also pending. Included are Cayuga Indian Nation of New York v. Cuomo, et al., and Canadian St. Regis Band of Mohawk Indians, et al. v. State of New York, et al., both in the United States District Court for the Northern District of New York and Seneca Nation of Indians, et al. v. State, et al., in the United States District Court for the Western District of New York. The Supreme Court's holding in Oneida Indian Nation of New York may impair or eliminate certain of the State's defenses to these actions, but may enhance others. In the Cayuga Indian Nation of New York case, by order dated March 29, 1999, the United States District Court for the Northern District of New York appointed a Federal settlement master. In October 1999, the District Court granted the Federal Government's motion to have the State held jointly and severally liable for any damages owed to the plaintiffs. At the conclusion of the damages phase of the trial of this case, a jury verdict of $35 million in damages plus $1.9 million representing the fair rental value of the properties at issue was rendered against the defendants. On July 17, 2000, a bench hearing was commenced to determine whether prejudgment interest is appropriate and, if so, the amount thereof. In the Canadian St. Regis Band of Mohawk Indians case, the United States District Court for the Northern District of New York has directed the parties to rebrief outstanding motions to dismiss brought by the defendants. The State filed its brief on July 1, 1999. The motions were argued in September 1999. No decision has been rendered on these motions. In Seneca Nation of Indians, by order dated November 22, 1999, the District Court confirmed the July 12, 1999 magistrate's report, which recommended granting the State's motion to dismiss that portion of the action relating to the right of way where the New York State Thruway crosses the Cattaraugus Reservation in Erie and Chatauqua Counties and denying the State's motion to dismiss the Federal Government's damage claims. On October 17, 2000, the District Court advised the parties that it would resolve that portion of the case related to the plaintiffs claims of ownership of the islands of the Niagara River on summary judgment motions without a trial.

          Civil Rights Claims

          In an action commenced in 1980 (United States, et al. v. Yonkers Board of Education, et al.), the United States District Court for the Southern District of New York found, in 1985, that Yonkers and its public schools were intentionally segregated. In 1986, the District Court ordered Yonkers to develop and comply with a remedial educational improvement plan (EIP I). On January 19, 1989, the District Court granted motions by Yonkers and the NAACP to add the State Education Department, the Yonkers Board of Education, and the State Urban Development Corporation as defendants, based on allegations that they had participated in the perpetuation of the segregated school system. On August 30, 1993, the District Court found that vestiges of a dual school system continued to exist in Yonkers. On March 27, 1995, the District Court made factual findings regarding the role of the State and the other State defendants (the State) in connection with the creation and maintenance of the dual school system, but found no legal basis for imposing liability. On September 3, 1996, the United States Court of Appeals for the Second Circuit, based on the District Court's factual findings, held the State defendants liable under 42 USC ss.1983 and the Equal Educational Opportunity Act, 20 USC ss.ss.1701, et seq., for the unlawful dual school system, because the State, inter alia, had taken no action to force the school district to desegregate despite its actual or constructive knowledge of de jure segregation. By order dated October 8, 1997, the District Court held that vestiges of the prior segregated school system continued to exist and that, based on the State's conduct in creating and maintaining that system, the State is liable for eliminating segregation and its vestiges in Yonkers and must fund a remedy to accomplish that goal. Yonkers presented a proposed educational improvement plan (EIP II) to eradicate these vestiges of segregation. The October 8, 1997 order of the District Court ordered that EIP II be implemented and directed that, within 10 days of the entry of the order, the State make available to Yonkers $450,000 to support planning activities to prepare the EIP II budget for 1998-99 and the accompanying capital facilities plan. A final judgment to implement EIP II was entered on October 14, 1997. On November 7, 1997, the State appealed that judgment to the Second Circuit. Additionally, the Court adopted a requirement that the State pay to Yonkers approximately $9.85 million as its pro rata share of the funding of EIP I for the 1996-97 school year. The requirement for State funding of EIP I was reduced to an order on December 2, 1997 and reduced to a judgment on

February 10, 1998. The State appealed that order to the Second Circuit on December 31, 1997 and amended the notice of appeal after entry of the judgment.

          In a decision dated November 16, 1999, the Second Circuit affirmed the District Court's order requiring the State to pay one-half of the cost of EIP I for the 1996-97 school year. The Second Circuit also found no basis for the District Court's findings that vestiges of a dual system continued to exist in Yonkers, and therefore vacated the District Court's EIP II order. The Second Circuit, however, remanded to the District Court for the limited purpose of making further findings on the existing record as to whether any other vestiges of the dual system remain in the Yonkers public schools. On May 22, 2000, the United States Supreme Court denied the State's petition for certiorari, seeking leave to appeal the November 16, 1999 decision and the underlying September 3, 1996 decision.

          On June 15, 1998, the District Court issued an opinion setting forth the formula for the allocation of the costs of EIP I and EIP II between the State and the City for the school years 1997-98 through 2005-06. That opinion was reduced to an order on July 27, 1998. The order directed the State to pay $37.5 million by August 1, 1998 for estimated EIP costs for the 1997-98 school year. The State made this payment, as directed. On August 24, 1998, the State appealed that order to the Second Circuit. The city of Yonkers and the Yonkers Board of Education cross appealed to the Second Circuit from that order. By stipulation of the parties approved by the Second Circuit on November 19, 1998, the appeals from the July 27, 1998 order were withdrawn without prejudice to reinstatement upon determination of the State's appeal of the October 14, 1997 judgment discussed above. The appeals were reinstated after the November 16, 1999 Second Circuit decision was issued.

          On April 15, 1999, the District Court issued two additional orders. The first order directed the State to pay to Yonkers an additional $11.3 million by May 1, 1999, as the State's remaining share of EIP costs for the 1997-98 school year. The second order directed the State to pay to Yonkers $69.1 million as its share of the estimated EIP costs for the 1998-99 school year. The State made both payments on April 30, 1999. The State appealed both of the April 15, 1999 orders.

          On April 17, 2000, the District Court issued an additional order, directing the State to pay to Yonkers $44.3 million as its share of the estimated EIP costs for the 1999-2000 school year. On

May 17, 2000, the State appealed that order to the Second Circuit. The appeals of all of these funding orders have been consolidated with the May 17, 2000 appeal of the April 17, 2000 order.

          School Aid - In Campaign for Fiscal Equity, Inc., et al. v. State, et al. (Supreme Court, New York County), plaintiffs challenge the funding for New York City public schools. Plaintiffs seek a declaratory judgment that the State's public school financing system violates article 11, section 1 of the State Constitution and Title VI of the Federal Civil Rights Act of 1964 and injunctive relief that would require the State to satisfy State Constitutional standards.

          This action was commenced in 1993. In 1995, the Court of Appeals affirmed the dismissal of claims under the equal protection clauses of the Federal and State constitutions and Title VI of the Federal Civil Rights Act of 1964, and reversed dismissal of the claims under article 11, section 1 of the State Constitution and the implementing regulations of Title VI.

          The trial of this action concluded July 27, 2000. By decision dated January 9, 2001, the trial court held that the education provided for New York City students violates plaintiffs' rights under the State Constitution and the State's method for funding education in the State violates plaintiffs' rights under regulations enacted by the U.S. Department of Education pursuant to Title VI of the Civil Rights Act of 1964. The court ordered that defendants put in place reforms of school financing and governance designed to redress these constitutional and regulatory violations, setting a deadline of September 15, 2001 to implement these reforms. The State has announced that it intends to appeal.

          State Programs

          Medicaid - Several cases, including Port Jefferson Health Care Facility, et al. v. Wing (Supreme Court, Suffolk County), challenge the constitutionality of Public Health Law ss.2807-d, which imposes a tax on the gross receipts hospitals and residential health care facilities receive from all patient care services. Plaintiffs allege that the tax assessments were not uniformly applied, in violation of Federal regulations. In a decision dated June 30, 1997, the Court held that the 1.2% and 3.8% assessments on gross receipts imposed pursuant to Public Health Law ss.ss. 2807-d(2)(b)(ii) and 2807-d(2)(b)(iii), respectively, are unconstitutional. An order entered August 27, 1997 enforced the terms of the decision. The State appealed that order. By decision and order dated

August 31, 1998, the Appellate Division, Second Department, affirmed that order. On September 30, 1998, the State moved for re-argument or, in the alternative, for a certified question for the Court of Appeals to review. By order dated January 7, 1999, the motion was denied. A final order was entered in Supreme Court on January 26, 1999. On February 23, 1999, the State appealed that order to the Court of Appeals. In a decision entered December 16, 1999, the Court of Appeal reversed the decision below and upheld the constitutionality of the assessments. On May 15, 2000, plaintiffs filed a petition for certiorari with the United States Supreme Court seeking to appeal the December 16, 1999 decision. The State chose not to file any responding papers.

          Food Stamp Program - In an action commenced April 5, 1999 by New York and several other states against the Federal Government (State of Arizona, et al. v. Shalala, et al., United States District Court, District of Columbia), plaintiffs challenge a Federal directive which requires states to change their method of allocating costs associated with the Food Stamp program. On July 29, 1999, plaintiffs moved for summary judgment. On September 23, 1999, defendant cross-moved for summary judgment. In a decision dated October 23, 2000, the District Court denied the plaintiffs' motion and granted defendants' motion and dismissed the case.

          Proprietary Schools - In an action unsealed in February, 1996, the relator claims, inter alia, that the State violated the Federal False Claims Act, 31 USC ss. 3729, et seq. (United States ex rel. Long v. SCS Business and Technical Institute, Inc., et al., United States District Court, District of Columbia). On March 29, 1999, the District of Columbia Circuit Court reversed a decision by the District Court and granted the State's motion to dismiss the action. On May 30, 2000, the United States Supreme Court denied the petition of the United States for certiorari.

Repurchase Agreements

          Securities held by the Funds may be subject to repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting an agreed upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed upon rate is unrelated to the interest rate on that security. Each Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the

Adviser, present minimal credit risks. Where the securities underlying a repurchase agreement are not U.S. Government securities, they must be of the highest quality at the time the repurchase agreement is entered into (e.g., a long- term debt security would be required to be rated by S&P as "AAA" or its equivalent). While the maturity of the underlying securities in a repurchase agreement transaction may be more than one year, the term of the repurchase agreement is always less than thirteen months. The maturities of the underlying securities will have to be taken into account in calculating the Fund's dollar-weighted average portfolio maturities if the seller of the repurchase agreement fails to perform under such agreement. In these transactions, the securities acquired by each Fund are held by the Fund's custodian bank until they are repurchased. The Adviser will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the security always equals or exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, a Fund may have problems in exercising its rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities. Repurchase agreements are considered to be loans under the 1940 Act, collateralized by the underlying securities.

          Repurchase agreements may involve certain risks. If the seller in the transaction becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code, recent amendments to the Code permit the Funds to exercise a contractual right to liquidate the underlying securities. However, if the seller is a stockbroker or other entity not afforded protection under the Code, an agency having jurisdiction over the insolvent entity may determine that a Fund does not have the immediate right to liquidate the underlying securities. If the seller defaults, a Fund might incur a loss if the value of the underlying securities declines. A Fund may also incur disposition costs in connection with the liquidation of the securities. While the Funds' management acknowledges these risks, it is expected that they can be controlled through selection criteria established by the Board of Trustees and careful monitoring procedures. Income from repurchase agreements is taxable.

Loans of Portfolio Securities

          Portfolio securities of the Cash Management, Government and New York Tax-Free Funds may be lent to brokers, dealers and financial institutions if collateral, in the form of cash, U.S.

Government securities, or other liquid high grade debt obligations, including letters of credit, equal to at least 100% of the current market value of the securities loaned (including accrued dividends and interest thereon) plus the interest payable with respect to the loan is maintained by the borrower with the lending Fund in a segregated account maintained by a custodian. In determining whether to lend a security to a particular broker, dealer or financial institution, the investment adviser will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. No Fund will enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities which the lending Fund may receive as collateral will not become part of the Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof which is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the lending Fund an amount equal to any accrued income on those securities, and that Fund may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower which has delivered cash equivalent collateral. The Fund will not lend securities having a value which exceeds 33 1/3 % of the current value of its total assets. There may be a risk of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. Loans of securities will be subject to termination at the lender's or the borrower's option. Each Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, its investment adviser or distributor.

Variable Rate Demand Notes

          The Cash Management Fund may from time to time buy variable rate demand notes issued by corporations, bank holding companies, financial institutions and government agencies and instrumentalities (but only in the case of taxable securities). These securities will typically have a maturity in the 5-20 year range but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically 30 days or less. The obligation of the issuer of the put to repurchase the securities is backed up by a letter of credit or other obligation issued by a bank. The purchase price is ordinarily par plus accrued and unpaid interest. Ordinarily, the remarketing agent will adjust the interest rate every seven days (or at other intervals corresponding to the notice period for the put), in order to maintain the interest rate at the prevailing market rate for securities with a 7-day maturity.

Variable Rate Master Demand Notes

          The obligations which the Cash Management Fund and Government Fund may buy include variable rate master demand notes. The terms of these obligations permit the investment of fluctuating amounts by these Funds at varying rates of interest pursuant to direct arrangements between the Funds, as lenders, and the borrower. They permit weekly, and in some instances, daily, changes in the amounts borrowed. The Funds have the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and thus immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. The Funds have no limitations on the type of issuer from which the notes will be purchased, except that in the case of the Government Fund the issuer must be a Federal agency or instrumentality. However, in connection with such purchases and on an ongoing basis, the Adviser will continually monitor the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, if not so rated, the Funds may, under their minimum rating standards, invest in them only if at the time of an investment the issuer meets the criteria set forth in the Funds' Prospectus for all other debt obligations.

Other Mutual Funds

          The Funds may invest in shares of other open-end management investment companies that are money market funds reasonably believed to comply with Rule 2a-7 under the 1940 Act, subject to the limitations of the 1940 Act and subject to such investments being consistent with the overall objective and policies of the Fund, provided that any such purchases will be limited to shares of unaffiliated investment companies. The purchase of securities of other mutual funds results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such mutual funds including operating costs and investment advisory and administrative fees.

          The investment objective of each of the Funds and related policies and activities are not fundamental and may be changed by the Board of Trustees of the Trust without the approval of shareholders. See "Shares of Beneficial Interest" in this SAI.

                            INVESTMENT RESTRICTIONS

          For each Fund, the following investment restrictions are fundamental policies which may be changed only when permitted by law and approved by the holders of a majority of the outstanding voting securities of that Fund, as described under "Shares of Beneficial interest" in this SAI.

          None of the Funds may:

          (1) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities (the deposit or payment by the Funds of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin);

          (2) underwrite securities of other issuers, except with respect to the New York Tax-Free Fund and to the extent that the purchase of municipal obligations, or other permitted investments, directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

          (3) may invest an amount equal to 10% or more of the value of its net assets in investments which are illiquid (including repurchase agreements and fixed time deposits not subject to withdrawal penalties having maturities of more than seven calendar days);

          (4) issue senior securities, borrow money or pledge or mortgage its assets, except that each Fund may borrow from banks up to 33 1/3% of the current value of the total assets of that Fund and pledge up to 33 1/3% of its assets to secure such borrowings; or

          (5) make loans, except that the each Fund (except the U.S. Treasury Money Market Fund) may make loans or lend its portfolio securities if, as a result, the aggregate of such loans does not exceed 33 1/3% of the value of a Fund's total assets.

          The U.S. Treasury Fund may not purchase securities other than direct obligations of the United States Treasury or repurchase agreements pertaining thereto (there being no limit on the amount of the assets of the U.S. Treasury Fund which may be invested in the securities of any one issuer of such obligations).

          The Government Fund may not purchase securities other than obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements pertaining thereto (there being no limit on the amount of the assets of the Government Fund which may be invested in the securities of any one issuer of such obligations).

          The Cash Management Fund may not:

          (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the investments of the Cash Management Fund in that industry would exceed 25% of the current value of the total assets of the Cash Management Fund, except that the Fund may invest more than 25% of its total assets in bank obligations (including bank obligations subject to repurchase agreements) and except that there is no limitation with respect to investments in obligations of the United States Government, its agencies or instrumentalities;

          (2) invest more than 5% of the current value of the total assets of the Cash Management Fund in the securities of any one issuer (including securities subject to repurchase agreements), other than obligations of the United States Government or its agencies or instrumentalities; or

          (3) write, purchase or sell puts, calls, warrants or options or any combination thereof.

          The New York Tax-Free Fund may not:

          (1) purchase equity securities or other securities convertible into equity securities;

          (2) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would exceed 25% of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in Municipal Obligations (for the purpose of this restriction, industrial development and pollution control bonds shall not be deemed Municipal Obligations if the payment of principal and interest on such bonds is the ultimate responsibility of nongovernmental users), obligations of the United States Government, its agencies or instrumentalities, negotiable certificates of deposit or bankers' acceptances;

          (3) purchase or sell real estate (other than municipal obligations or other money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts;

          (4) invest more than 5% of the current value of the Fund's total assets in the securities of any one issuer, other than obligations of the United States Government, its agencies or instrumentalities or securities which are backed by the full faith and credit of the United States, except that up to 25% of the value of the New York Tax-Free Fund's total assets may be invested without regard to this 5% limitation;

          (5) write, purchase or sell puts, calls, warrants or options or any combination thereof, except that the New York Tax-Free Fund may enter into stand-by commitments; or

          (6) invest less than 80% of its net assets in New York Municipal Obligations except when, in the opinion of the Adviser, it is advisable for the Fund to invest temporarily up to 100% of its total assets in taxable securities to maintain a "defensive" posture because of market conditions.

          The Funds' diversification tests are measured at the time of initial purchase, and calculated as specified in Rule 2a-7 of the 1940 Act, which may allow the Funds to exceed the limits specified in the Prospectus for certain securities subject to guarantees or demand features. The Funds will be deemed to satisfy the maturity requirements described in this Prospectus to the extent that the Funds satisfy Rule 2a-7's maturity requirements. The definition of issuer for purposes of these investment restrictions is the same as that described under "Investment Policies" in this SAI for the purpose of diversification under the 1940 Act.

          It is the intention of the Funds, unless otherwise indicated, that with respect to the Funds' policies that are the result of the application of law, the Funds will take advantage of the flexibility provided by rules or interpretations of the SEC currently in existence or promulgated in the future or changes to such laws.

          There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in the market value of an investment, in the net or total assets of a Fund, in the securities rating of the investment, or any other later change.

                                  MANAGEMENT

Trustees and Officers

          The property affairs and business of the Funds are managed by the Board of Trustees. The Trustees elect officers who are charged with the responsibility for the day-to-day operations of the Funds and the execution of policies formulated by the Trustees.

          The principal occupations for the past five years of the Trustees and executive officers of the Trust are listed below. The address of each, unless otherwise indicated, is 3435 Stelzer Road, Columbus, Ohio 43219. No Trustee is deemed to be an "interested person" of the Trust for purposes of the 1940 Act, as amended.

HARALD PAUMGARTEN, Chairman of the Board of Trustees; age 62; 405 Lexington
-----------------
     Avenue, New York, NY 10017; Managing Director, Adirondack Capital Group since 1997; President, Paumgarten and Company from 1991 to 1997; Advisory Managing Director, Lepercq de Neuflize & Co. Incorporated from 1993 to 1995; Director, Price Waterhouse AG from 1992 to 1993; Chairman of the Board of Trustees, HSBC Mutual Funds Trust since 1997.

JEFFREY HAAS, Trustee; age 39; 155 East 38th Street, New York, NY 10016;
------------
     Professor of Law, New York Law School from 1996 to Present; Trustee, HSBC Mutual Funds Trust since 1999.

RICHARD J. LOOS, Trustee; age 67; 19-27 Prospect Ridge, Ridgefield, CT 06877;
---------------
     Retired; President, Aspen Capital Management from 1995-1996; Managing Director, HSBC Asset Management Americas Inc. from 1972-1994; Trustee, HSBC Mutual Funds Trust since 1999.

CLIFTON MALONEY, Trustee; age 63; 49 East 92nd Street, New York, NY 10028;
---------------
     President, C.H.W. Maloney & Co. Inc. from 1981 to Present; Trustee, HSBC Mutual Funds Trust since 1999.

JOHN MEDITZ, Trustee; age 52; 21 Hamilton Avenue, Weehawken, N.J. 07087;
-----------
     Portfolio Manager/Vice Chairman, Horizon Asset Management from 1994-Present; Trustee, HSBC Mutual Funds Trust since 1999.

WALLY GRIMM, President; age 55; Executive Vice President, Fund Services Division
-----------
     of BISYS Fund Services, Inc. from June 1992 to present. Mr. Grimm also holds similar positions with other investment companies to which BISYS Fund Services and/or its affiliates provide services.

MARK L. SUTER, Vice President; age 34; Client Services, Fund Services Division
-------------
     of BISYS Fund Services, Inc. from 2000 to

     Present; Vice President/Project Management from February 1996 to January 2000, and Vice President/Client Services Division Manager from June 1997 to February 1999 of Seligman Data Corporation. Mr. Suter also holds similar positions with other investment companies to which BISYS Fund Services and/or its affiliates provide services.

CHARLES BOOTH, Vice President; age 41; Chief Compliance Officer and Vice
-------------
     President of Fund Administration, Fund Services Division of BISYS Fund Services, Inc., from 1988 to present. Mr. Booth also holds similar positions with other investment companies to which BISYS Fund Services and/or its affiliates provide services.

ANTHONY J. FISCHER, Vice President; age 42; Client Services, Fund Services
------------------
     Division of BISYS Fund Services Inc. from 1998 to Present; Director, New Business, SEI from 1997 to 1998. Mr. Fischer also holds similar positions with other investment companies to which BISYS Fund Services and/or its affiliates provide services.

NADEEM YOUSAF, Treasurer; age 32; Director, Fund Services Division of BISYS Fund
-------------
     Services, Inc. from August 1999 to Present; Director of Canadian Operations with Investors Bank and Trust from 1997 to 1999. Ms. Yousaf also holds similar positions with other investment companies to which BISYS Fund Services and/or its affiliates provide services.

STEVEN R. HOWARD, Secretary; age 48; 1285 Avenue of the Americas, New York, New
----------------
     York 10019; Partner, Paul, Weiss, Rifkind, Wharton & Garrison since April, 1998; Partner, Baker & McKenzie from 1991 to 1996; Partner, Gaston & Snow from 1988 to 1991; Secretary, HSBC Mutual Funds Trust since 1987

ALAINA V. METZ, Assistant Secretary; age 34; Chief Administrator,
--------------
     Administration and Regulatory Services of BISYS Fund Services, Inc. from June 1995 to Present; Supervisor of Mutual Fund Legal Department, Alliance Capital Management from May 1989 to June 1995. Ms. Metz also holds similar positions with other investment companies to which BISYS Fund Services and/or its affiliates provide services.

          Each Trustee also serves as a member of the Trust's Nominating Committee and Audit Committee. The function of the Nominating Committee is to select and nominate all candidates who are not "interested persons" of the Trust for election to the Trust's Board. The function of the Audit Committee is to review the financial statements of the Trust, the adequacy of internal controls and the accounting procedures of the Trust.

          Each Trustee is entitled to receive from the Trust an annual fee and a fee for attending each regular and special meeting of the Board, and each committee meeting. The Trustee are reimbursed for all out-of-pocket expenses relating to attendance at such meeting. The Chairman of the Trust is entitled to receive an additional fee for each meeting attended.

          The aggregate amounts of compensation payable to each Trustee of the Trust and by all other investment companies in the HSBC Family of Funds for which such person was a Board member (the number of which is set forth in parenthesis next to each Trustee's total compensation from the Fund Complex) during the fiscal year ended December 31, 2000, are set forth below.

                              COMPENSATION TABLE

                                                 Total
                                               Aggregate
                                              Compensation           Compensation
                                             from the Funds      from the Fund Complex*
Richard J. Loos,Trustee                        $27,927               $39,500 (2)
Harald Paumgarten, Chairman                    $39,979               $57,000 (2)
John Meditz, Trustee                           $21,268               $29,500 (2)
Clifton H.W. Maloney, Trustee                  $20,672               $29,000 (2)
Jeffrey Hass, Trustee                          $27,391               $39,000 (2)
John P. Pfann, Trustee**                       $12,505               $17,500 (2)

Robert A. Robinson, Trustee***                 $13,972               $19,500 (2)

----------------------

* Each Trustee is also a Trustee of the HSBC Mutual Funds Trust, which is comprised of four separate portfolios.
**   John P. Pfann resigned as a Trustee of the Trust effective November 8,
2000.
*** Robert A. Robinson resigned as a Trustee of the Trust effective
November 8, 2000.

          As of April 2, 2001, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

          Investment Advisor. The Funds retain HSBC Asset Management (Americas) Inc. to act as the adviser for the Funds. The Adviser is the North American investment affiliate of HSBC Holdings plc (Hong Kong and Shanghai Banking Corporation) and HSBC Bank USA and is located at 452 Fifth Avenue, New York, NY 10018.

          The Advisory Contract provides that the Adviser shall provide over-all investment guidance and policy direction in connection with the management of the Funds. The Adviser has agreed to provide to the Trust, among other things, information relating to money market portfolio composition, credit conditions and average maturity of the portfolio of each Fund. Pursuant to the Advisory Contract, the Adviser also furnishes to the Fund's Board of Trustees periodic reports on the investment performance of each Fund.

          The Adviser has also agreed in the Advisory Contract to provide administrative assistance in connection with the operation of the Funds. Administrative services provided by the Adviser include, among other things (i) data processing, clerical and bookkeeping services required in connection with maintaining the financial accounts and records for the Funds, (ii) compiling statistical and research data required for the preparation of reports and statements which are periodically distributed to the Funds' officers and Trustees, (iii) handling general shareholder relations with Fund investors, such as advice as to the status of their accounts, the current yield and dividends declared to date and assistance with other questions related to their accounts, and (iv) compiling information required in connection with the Funds' filings with the Securities and Exchange Commission ("SEC").

          As compensation for its advisory and administrative services, the Adviser is paid a monthly fee with respect to each Fund at the following annual rates:

   Portion of average daily value of net assets of each Fund  Advisory
   -------------------------------------------------------------------
   Not exceeding $500 million................................    0.350%
   In excess of $500 million but not exceeding $1 billion....    0.315%
   In excess of $1 billion but not exceeding $1.5 billion....    0.280%
   In excess of $1.5 billion.................................    0.245%

          For the year ended December 31, 2000, HSBC received $1,291,846 from the Cash Management Fund, $184,819 from the U.S. Treasury Money Market Fund, $187,866 from the Government Money Fund and $355,369 from the New York Tax-Free Money Market Fund in advisory fees, net of fee waivers of $680,890, $105,271 and $64,258 and $141,657, respectively.

          For the year ended December 31, 1999, HSBC received $1,287,655, from the Cash Management Fund, $116,732 from the U.S. Treasury Money Market Fund, $218,297 from the Government Money Fund and $357,951 from the New York Tax-Free Money Market Fund in advisory fees, net of fee waivers of $473,546, $47,254, $53,833 and $114,961, respectively.

          For the year ended December 31, 1998, HBSC received $850,781 from the Cash Management Fund, $103,714 from the U.S. Treasury Money Market Fund, $324,264 from the Government Money Fund and $300,720 from the New York Tax-Free Money Market Fund in advisory fees, net of fee waivers of $610,119, $52,242 and $261,302 and $246,732, respectively.

          The Advisory Contract provides that it will continue in effect with respect to each Fund provided such continuance is approved (i) by the holders of a majority of the outstanding voting securities of that Fund or by the Trust's Board of Trustees and (ii) by a majority of the Trustees of the Trust who are not parties to such contracts or "interested persons" (as defined in the 1940
Act) ("disinterested" Trustees) of any such party. Each contract may be terminated with respect to the Trust at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act) or by a vote of a majority of the Trust's entire Board of Trustees on 60 days' written notice. The Contract shall terminate automatically in the event of its assignment (as defined in the 1940 Act). The Board of Trustees of the Trust and the "disinterested" Trustees of the Trust last approved the quarterly continuance of each Fund's Advisory Contract at a meeting of the Board of Trustees on January 31, 2001.

          Distributor. Shares of each of the Funds are offered on a continuous basis and without a sales charge through BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS Fund Services"), which serves as the Distributor pursuant to a Distribution Agreement. The Distributor is not obligated to sell any specific amount of shares.

          Administrator. Pursuant to the Management and Administration Agreement, BISYS Fund Services Ohio, Inc. ("BISYS") (i) provides administrative services reasonably necessary for the operation of the Trust and the Funds, other than those services which are provided by the Adviser pursuant to the Advisory Contract, (ii) provides the Trust with office space and office facilities reasonably necessary for the operation of the Trust and the Funds, and (iii) employs or associates with itself such persons as it believes appropriate to assist it in performing its obligations under the Management and Administration Agreement.

          In addition, BISYS provides certain fund accounting services to the Funds pursuant to a Fund Accounting Agreement. Under such Agreement, BISYS maintains the accounting books and records for each Fund, maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with the Fund's custodian, affirmation to the Fund's custodian of all portfolio trades and cash settlements, verification and reconciliation with the Fund's custodian of all daily trade activity.

          As compensation for its services under the Management and Administrative Agreement and the Fund Accounting Agreement, BISYS is paid a monthly fee at the following annual rates: 0.15% of a Fund's first $200 million of average daily net assets; 0.125% of a Fund's second $200 million of average daily net assets; 0.10% of a Fund's third $200 million of average daily net assets; and 0.08% of a Fund's average daily net assets in excess of $600 million.

          For the year ended December 31, 2000, BISYS received $506,227 from the Cash Management Fund, $79,209 from the U.S.

Treasury Money Market Fund, $80,515 from the Government Money Market Fund and $152,303 from the New York Tax-Free Money Market Fund, net of fee waivers of $184,550, $26,402 $26,838 and $50,766, respectively, in fees.

          For the year ended December 31, 1999, BISYS received $509,638 from the Cash Management Fund, $50,028 from the U.S. Treasury Money Market Fund, $93,557 from the Government Money Market Fund and $153,409 from the New York Tax-Free Money Market Fund, net of fee waivers of $183,958, $16,676, $31,186 and $51,138, respectively, in fees.

          For the year ended December 31, 1998, BISYS received $353,424 from the Cash Management Fund, $44,449 from the U.S. Treasury Money Market Fund, $138,971 from the Government Money Market Fund and $128,881 from the New York Tax-Free Money Market Fund, net of fee waivers of $121,599, $14,824, $46,346 and $42,984, respectively, in fees.

Expenses

          Except for the expenses paid by the Adviser and BISYS under their respective contracts, the Trust bears all costs of its operations. Expenses directly attributable to each Fund are charged to that Fund. Other expenses of the Trust are allocated among the Funds by the Board of Trustees in a manner which may, but need not, be proportionate in relation to the net assets of each Fund.

Code of Ethics

          The Trust and Adviser each have adopted a Code of Ethics designed to prohibit all affiliated personnel from engaging in personal investment activities which compete with or attempt to take advantage of a Fund's portfolio transactions. Each organization maintains careful monitoring with the Code of Ethics. The Code of Ethics are on public file and are available from the Securities and Exchange Commission.

Distribution Plan and Expenses

          The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 of the 1940 Act, as amended, after having concluded that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders. The Plan authorizes payments through BISYS Fund Services to broker-dealers or financial institutions for their assistance in distributing Fund shares and otherwise promoting the sale of Fund shares. In addition, the Plan authorizes payments through BISYS Fund Services for the printing and distribution of prospectuses sent to prospective investors, the preparation, printing and distribution of sales literature and any expenses associated with media advertisements and telephone services.

          The Plan provides for a monthly payment of 12b-1 fees not to exceed an annual rate of 0.20% of the average daily net assets of the Class A shares of all the Funds. Class B and Class C shares pay a 12b-1 fee not to exceed 0.75% of the average daily net assets of the respective class.

          For the year ended December 31, 2000, the Funds incurred the following amounts in distribution-related fees under the Rule 12b-1 Distribution Plan:


                        Compensation                             Printing of          Retail
                         to Broker-                          Prospectuses and        Marketing
Fund                      Dealers       Advertising          Shareholder Reports      Program        Miscellaneous       Total
----                    ------------     ----------          -------------------      -------        -------------       -----



Cash Management
  Class A                 $566,367           $0                    $0                   $0              $0               $566,367
  Class B                 $     52           $0                    $0                   $0              $0                  $52
  Class C                 $106,512           $0                    $0                   $0              $0               $106,512

Government*
  Class A                 $ 19,278           $0                    $0                   $0              $0                $19,278

U.S. Treasury*
  Class A                 $ 64,665           $0                    $0                   $0              $0                $64,665

New York*
  Class A                 $121,109           $0                    $0                   $0              $0               $121,109

*  The Fund did not offer Class B or Class C shares during the period.

          The Plan provides for BISYS Fund Services to prepare and submit to the Board of Trustees on a quarterly basis written reports of all amounts expended pursuant to the Plan and the purpose for which such expenditures were made. The Plans may not be amended to increase materially the amount spent for distribution expenses without approval by a majority of the outstanding shares of each class and approval of a majority of the non-interested Trustees. Distribution expenses incurred in one year will not be carried forward into and reimbursed in the next year for actual expenses incurred in the previous year.

          The Plan will continue to be in effect with respect to the Funds from year to year provided such continuance is approved annually by a vote of the Board of Trustees of the Trust and of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("disinterested" Trustees), cast in person at a meeting called for the purpose of voting on such Plan. The Board of Trustees of the Trust and "disinterested" Trustees of the Trust approved the continuance of the Plan at a meeting of the Board of Trustees on January 31, 2001.

                             SERVICE ORGANIZATIONS

          The Trust also contracts with banks (including HSBC Bank USA), trust companies, broker-dealers or other financial organizations ("Service Organizations") on behalf of the Funds to provide certain administrative services for (each) Fund at a fee of up to an annual rate of 0.35% for Class A shares and 0.50% fee Class B and Class C shares. Services provided by Service Organizations may include among other things; providing necessary personnel and facilities to establish and maintain certain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving of funds in connection with shareholder orders to purchase or redeem shares; verifying and guaranteeing client signatures in connection with redemption orders, transfers among and changes in shareholders designating accounts; providing periodic statements showing a shareholder's account balance and, to the extent practicable, integrating such information with other client transactions; furnishing periodic and annual statements and confirmations of all purchases and redemptions of shares in a shareholder's account; transmitting proxy statements, annual reports, and updating prospectuses and other communications from a Fund to its shareholders; and providing such other services as each Fund or shareholder reasonably may request, to the extent permitted by applicable statute, rule or regulation.

          Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the minimum initial or subsequent investments specified by each Fund or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by a Fund. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

          Any customer of a Service Organization may become the shareholder of record upon written request to its Service Organization or the Fund's Transfer Agent. Each Service Organization will receive monthly payments which in some cases may be based upon expenses that the Service Organization has incurred in the performance of its services under the Servicing Agreement. The payments will not exceed, on an annualized basis, an amount equal to 0.35%, with respect to Class A shares, and 0.50%, with respect to Class B and Class C, of the average daily value during the month of Fund shares in the subaccount of which the Service Organization is record owner as nominee for its customers. Such payments will be separately negotiated with each Service Organization and will vary depending upon such factors as the services provided and the costs incurred by each Service Organization. The payment may be more or less than the fees payable to BISYS Fund Services, Inc. for the services it provides pursuant to the Transfer Agency Agreement for similar services.

          The payments will be made by the Funds to the Service Organizations pursuant to the Servicing Agreements. BISYS Fund Services, Inc. will not receive any compensation as transfer or dividend disbursing agent with respect to the subaccounts maintained by Service Organizations. The Board of Trustees will review, at least quarterly, the amounts paid and the purposes for which such expenditures were made pursuant to the Servicing Agreements.

          Under separate agreements, the Adviser (not the funds) may make supplementary payments from its own revenues to a Service Organization that agrees to perform services such as advising customers about the status of their subaccounts, the current yield and dividends declared to date and providing related services a shareholder may request. Such payments will vary depending upon such factors as the services provided and the cost incurred by each Service Organization.


                             CALCULATION OF YIELDS
                          AND PERFORMANCE INFORMATION

          From time to time, the Funds quote current yield based on a specific seven calendar day period. The yield may be used in advertisements and marketing material. Each of the Money Market Funds calculates a seven day yield by determining the "net change in value" (exclusive of capital changes) of a hypothetical account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by 365/7, with the resulting yield figure carried to the nearest hundredth of one percent.

          The Money Market Funds may also advertise an effective yield based on a specific seven-day period, carried to the nearest hundredth of one percent, which is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding one, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result.

          For calculating yield and effective yield, "net change in value" of an account will consist of the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares (not including realized gains or losses and unrealized appreciation or depreciation), less applicable expenses.

          The New York Tax-Free Fund may from time to time advertise tax equivalent yields. Tax equivalent yield is the net annualized taxable yield needed to produce a specified tax-exempt yield at a given tax rate based on a specified seven-day period assuming a reinvestment of all dividends paid during such period. The equivalent yield is calculated by dividing that portion of the New York Tax-Free Fund's effective yield (calculated in the manner described above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

          Thirty-day yields for the Funds may also be advertised from time to time and are calculated by using a method known as "semi-annual compounding." Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

          Where:  yield = 2[(a-b) + 1)/6/- 1]
                                      cd

          a = dividends and interest earned during the period, including the amortization of market premium or accretion of market discount.

          b =     expenses accrued for the period (net of reimbursements).

          c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

          d = the maximum offering price per share on the last day of the period.


                  For the 7-day period ending December 31, 2000 the yield and effective yields were:

                                                                 7-Day Yield             Effective Yield
                                                                 -----------             ---------------
Cash Management Fund                                                6.05%                       6.23%
Government Money Market Fund                                        6.04%                       6.22%
U.S. Treasury Money Market Fund                                     5.60%                       5.76%
New York Tax-Free Fund                                              3.92%                       3.99%

          From time to time, in marketing pieces and other Fund literature, each Fund's or the Funds' total performance may be compared to the performance of broad groups of comparable funds or unmanaged indices of comparable securities. Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Funds. Sources for Fund performance information may include, but are not limited to, the following: Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data; Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad; Changing Times, The Kiplinger Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities; Donoghue's Money Fund Report, a weekly publication of the Donoghue Organization, Inc., of Holliston, Massachusetts, reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "Donoghue's Money Fund Average," and "Donoghue's

Government Money Fund Average"; Financial Times, Europe's business newspaper, which from time to time features articles on international or country-specific funds; Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry; Fortune, a national business publication that periodically rates the performance of a variety of mutual funds; Global Investor, a European publication that periodically reviews the performance of U.S. mutual funds investing internationally; Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund; Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole; New York Times, a nationally distributed newspaper which regularly covers financial news; Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings; Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news; Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

                       DETERMINATION OF NET ASSET VALUE

          As indicated under "Determination of Net Asset Value" in the Funds' Prospectus, the Funds use the amortized cost method to determine the value of their portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price which a Fund would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in lower value of a Fund's portfolio on a particular day, a prospective investor in that Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing

Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

          Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, each Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities of thirteen months or less and invest only in securities determined by the Trust's Board of Trustees to be "eligible securities" as defined by Rule 2a-7 and to present minimal credit risks. Pursuant to Rule 2a-7, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the price per share of each Fund, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of the Funds' portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the net asset value of each Fund calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

                            PORTFOLIO TRANSACTIONS

          The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policy established by the Trust's Board of Trustees, the Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Trust to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available. The policy of each Fund of investing in securities with short maturities has resulted in high portfolio turnover.

          Purchases and sales of securities will usually be principal transactions. Portfolio securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Generally, money market securities and Municipal Obligations are traded on a net basis and do not involve brokerage commissions. The cost of executing portfolio securities transactions for the Funds primarily consists of dealer spreads and underwriting commissions and, since October 31, 1985 (commencement of operations), the Trust has paid no brokerage commissions. Under the 1940 Act, persons affiliated with the Trust or the Adviser are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Securities and Exchange Commission. The Funds may purchase Municipal Obligations from underwriting syndicates of which an affiliate is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act.

          The Adviser may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms.

                              PURCHASE OF SHARES

          The following information supplements and should be read in conjunction with the sections in the Funds' Prospectus entitled "Purchasing and Adding to Your Shares." The Prospectus contains a general description of how investors may buy shares of the Funds and states whether the Funds offer more than one class of shares.

          Class B and C shares may be subject to a contingent deferred sales charge ("CDSC") payable upon redemption within a specified period after purchase. The prospectus contains a table of applicable CDSCs. After being held for six years, Class B shares will automatically convert into Class A shares which are not subject to sales charges or a CDSC. Class B and C shares are offered without an initial sales charge. The Funds may sell shares without a sales charge or CDSC pursuant to special purchase plans the Trust signs.

                              EXCHANGE PRIVILEGE

          Shareholders who have held all or part of their shares in a Fund for at least seven days may exchange those shares for shares of any of the other portfolios of the Trust and HSBC Mutual Funds Trust which are available for sale in their state. Shareholders who exchange shares of any Fund for shares of any HSBC Mutual Fund will be subject to a sales load. For further information about the sales load, please see a prospectus for any of the HSBC Mutual Funds.

          Before effecting an exchange, shareholders should review the Prospectus for the portfolio in which they intend to invest. Exercise of the exchange privilege is treated as a redemption for Federal and New York State and City income tax purposes and, depending on the circumstances, a gain or loss may be recognized in the case of a Fund that has not maintained a constant net asset value per share.

          The exchange privilege may be modified or terminated upon sixty (60) days' prior written notice to shareholders. Although initially there will be no limit on the number of times a shareholder may exercise the exchange privilege, the Trust reserves the right to impose such a limitation. Call or write the Trust for further details.

                                  REDEMPTIONS

          Payment of redemption proceeds may be made in securities, subject to regulation by some state securities commissions. The Trust may suspend the right of redemption during any period when (i) trading on the New York Stock Exchange is restricted or that Exchange is closed, other than customary weekend and holiday closings, (ii) the Securities and Exchange Commission has by order permitted such suspension or (iii) an emergency exists making disposal of portfolio securities or determination of the value of the net assets of the Trust not reasonably practicable.

          If a Fund does not maintain a constant net asset value per share, the proceeds of redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for Federal and New York State and City income tax purposes.

          A shareholder's account with a Fund remains open for at least one year following complete redemption and all costs during the period will be borne by the Trust. This permits an investor to resume investments in that Fund during the period in an amount of $50 or more.

          To be in a position to eliminate excessive stockholder expense burdens, the Trust reserves the right to adopt a policy pursuant to which it may redeem upon not less than 30 days' notice shares of a Fund in an account which has a value below a designated amount. However, any shareholder affected by the exercise of this right will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

          Although it would not normally do so, the Trust has the right to pay the redemption price in whole or in part in securities of the Funds' portfolio as prescribed by the Trustees. When a shareholder sells portfolio securities received in this fashion he would incur a brokerage charge. The Trust has, however, elected to be governed by Rule 18f-1 under the 1940 Act, as amended. Under that rule, the Trust must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of a Fund's net asset value at the beginning of such period.

                              FEDERAL INCOME TAXES

          Each Fund has elected and qualified to be treated as a regulated investment company during 2000 and intends to continue to so qualify by complying with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies so that it will not be subject to Federal income tax on its net investment income and net realized capital gains that are distributed to shareholders in accordance with the timing requirements of the Code.

          In order to so qualify, each Fund must, among other things, (a) derive at least 90% of its annual gross income from dividends, interest, payments with respect to loans of stock and securities and gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stock or securities or other income (including gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency and; (b) diversify its holdings so that, at the end of each fiscal quarter of its taxable year, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other stocks and securities limited, in the case of other stocks or securities for purposes of this calculation, in respect of any one issuer, to an amount not greater than 5% of its assets or 10% of the voting stocks or securities of the issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government stocks or securities and securities of other regulated investment companies).

          Each portfolio within the Trust will be separate for investment and accounting purposes and will be treated as a separate taxable entity for Federal income tax purposes. Provided that each Fund qualifies as a regulated investment company under the Code, it will not be required to pay Massachusetts income or excise taxes.

          Each Fund will be subject to a 4% non-deductible excise tax to the extent that it fails to distribute to its shareholders during each calendar year an amount equal to at least the sum of (a) 98% of its taxable ordinary income (excluding long and short-term capital gain income) for the calendar year; plus
(b) 98% of its capital gain net income for the one year period ending on October 31 of such calendar year; plus (c) any ordinary income or capital gain net income from the preceding calendar year which was neither distributed to shareholders nor taxed to the Fund during such year. Each Fund intends to distribute to its shareholders each year an amount sufficient to avoid the imposition of such excise tax.

          Dividends are not expected to qualify for the dividends-received deduction available to corporations. As to the tax treatment of redemptions, see "Redemptions" above.

          Each Fund is required to report to the Internal Revenue Service (the "IRS") all distributions of taxable dividends and of capital gains. Each Fund may be required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividends (including capital gain dividends) paid to non-corporate shareholders who have not furnished the Fund with a correct taxpayer identification number and made certain required certifications or who have been notified by the IRS that they are subject to backup withholding. In addition, the Trust may be required to withhold Federal income tax at a rate of 31% if it is notified by the IRS or a broker that the taxpayer identification number is incorrect or that backup withholding applies because of underreporting of interest or dividend income.

          Distributions of taxable net investment income and net realized capital gains will be taxable as described in the Prospectus whether made in shares or in cash. In determining amounts of net realized capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date. Fund distributions will also be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed.

          Different tax treatment is accorded to accounts maintained as IRAs, including a penalty on early distributions. Investors should consult their tax advisers for more information. Under the laws of certain states, distributions of net investment income are taxable to shareholders as dividend income even though a substantial portion of such distributions may be derived from interest on U.S. Government obligations which, if received directly by the resident of such state, would be exempt from such state's income tax.

          The amount of capital gains, if any, realized in any given year will result from sales of securities made with a view to the maintenance of a portfolio believed by each Fund's management to be most likely to attain such Fund's objective. Such sales, and any resulting gains or losses, may therefore vary considerably from year to year.

          A Fund's use of equalization accounting, if such method of tax accounting is used for any taxable year, may affect the amount, timing and character of its distributions to shareholders.

Special Tax Considerations for the New York Tax-Free Fund

          The New York Tax-Free Fund also intends to qualify to pay "exempt-interest dividends" within the meaning of the Code by holding at the end of each quarter of its taxable year at least 50% of the value of its total assets in the form of Municipal Obligations. Dividends derived from interest on Municipal Obligations that constitute exempt-interest dividends will not be includable in gross income for Federal income tax purposes and exempt interest dividends derived from interest on New York Municipal Obligations will not be includable in gross income for Federal income tax purposes or subject to New York State or City personal income tax.

          However, as described in the Fund's Prospectus, if the New York Tax-Free Fund invested in Municipal Obligations and New York Municipal Obligations that are private activity bonds, some portion of exempt-interest dividends paid by the New York Tax-Free Fund would be treated as an item of tax preference for purposes of the Federal alternative minimum tax on individuals and corporations. In addition, a portion of original issue discount relating to stripped

Municipal Obligations and their coupons may be treated as taxable income under certain circumstances, as will income from repurchase agreements and securities loans.

          Exempt-interest dividends received by corporations which hold shares of the New York Tax-Free Fund will be part of the "adjusted current earnings" of such corporations, and will increase the "alternative minimum taxable income" of such corporations for purposes of the alternative minimum tax on corporations.

          Interest on debt incurred to purchase or carry shares in the New York Tax- Free Fund may not be deductible for federal income tax purposes. Property and casualty insurance companies will be required to reduce their deductions for "losses incurred" by a portion of the exempt-interest dividends they receive from the New York Tax-Free Fund.

          The portion of the income from the New York Tax-Free Fund derived from bonds with respect to which a holder is a "substantial user" will not be tax-exempt in the hands of such user.

          The New York Tax-Free Fund will determine the portion of any distribution that will qualify as an exempt-interest dividend based on the proportion of its gross income derived from interest on Municipal Obligations over the course of the Fund's taxable year. Therefore, the percentage of any particular distribution designated as an exempt-interest dividend may be substantially different from the percentage of the New York Tax-Free Fund's gross income derived from interest on Municipal Obligations for the period covered by the distribution.

          Opinions relating to the validity of Municipal Obligations (including New York Municipal Obligations) and to the exclusion of interest thereon from Federal gross income are rendered by bond counsel for each issue at the time of issuance. Neither the Trust nor its investment adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.

          The New York Tax-Free Fund may obtain put rights with respect to certain of their Municipal Obligations. The IRS has issued published and private rulings concerning the treatment of such put transactions for Federal income tax purposes. Since these rulings are ambiguous in certain respects, there can be no assurance that the Fund will be treated as the owner of the Municipal Obligations subject to the puts or that the interest on such obligations received by the Fund will be exempt from Federal income tax (and New York State and City personal income tax in the case of New York Municipal

Obligations). If the Fund is not treated as the owner of the Municipal Obligations subject to the puts, distributions of income derived from such obligations will be taxed as ordinary income. The Fund anticipates that, in any event, it will remain qualified to pay exempt-interest dividends with respect to interest derived from other obligations in its portfolio.

          Shareholders should consult their own tax advisers with respect to the tax status of distributions from the New York Tax-Free Fund, and redemptions of Fund shares, in their own states and localities. Shareholders who are not United States persons should also consult their tax advisers as to the potential application of foreign and U.S. taxes, including a 30% U.S. withholding tax (or lower treaty rate) on dividends representing ordinary income to them.

                         SHARES OF BENEFICIAL INTEREST

          The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest having a par value of $0.001 per share. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares of beneficial interest. Pursuant to that authority, the Board of Trustees has authorized the issuance of four series representing four portfolios of the Trust. Each portfolio is comprised of three different classes of shares -- Class A shares, Class B shares and Class C shares.

          All shares of the Trust have equal voting rights and will be voted in the aggregate, and not by class or series, except where voting by class is required by law or where the matter involved affects only one class. As used in the Money Market Funds Prospectus and in this SAI, the term "majority," when referring to the approvals to be obtained from shareholders in connection with general matters affecting all of the Funds (e.g., election of trustees and ratification of independent auditors), means the vote of a majority of each Fund's outstanding shares represented at a meeting. The term "majority," when referring to the approvals to be obtained from shareholders in connection with matters affecting a single Fund (e.g., approval of investment advisory contracts or changing the fundamental policies of a Fund), means the vote of the lesser of
(i) 67% of the shares of a Fund represented at a meeting if the holders of more than 50% of the outstanding shares of a Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of a Fund. Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held.

          Each share of a Fund represents an equal proportionate interest in that Fund with each other share of the same Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Trust's Board of Trustees. In the event of the liquidation or dissolution of the Trust, shares of a Fund are entitled to receive the assets belonging to that Fund which are available for distribution, and a proportionate distribution, based upon the relative net assets of the Funds, of any general assets not belonging to a Fund which are available for distribution.

          Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

          As of April 2, 2001, no person owned of record or, to the knowledge of management, beneficially owned 5% or more of the outstanding shares of any Fund, except as set forth below:

                         SHARES HELD & PERCENT OF CLASS

Name and Address
of Holder of Record                                                    Shares Held    Percent of Class
Cash Management Fund - Class A
BISYS Fund Services Inc. Pittsburgh                                   29,384,124.870           15.2805%
Marine Midland Sweep Customers
3435 Stelzer Road
Columbus, OH  43219

HSBC Bank USA                                                         57,226,692.860           29.7594%
10 E. 40th Street, 14th Floor
New York, NY  10016

Cash Management Fund - Class B
Bisys Fund Services                                                        5,439.170           15.8155%
3435 Stelzer Road
Columbus, OH  43219


Name and Address
of Holder of Record                                                       Shares Held       Percent of Class

Donaldson, Lufkin & Jenrette                                               4,304.890           12.5173%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ  07303

Donaldson, Lufkin & Jenrette                                              24,647.330           71.6672%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ  07303

Cash Management Fund - Class C
BISYS Fund Services Inc. Pittsburgh                                   64,695,787.430           99.9916%
Marine Midland Sweep Customers
3435 Stelzer Road
Columbus, OH  43219

Government Money Market Fund

Chase Manhattan Bank                                                   2,303,684.500           10.9654%
1 Chase Manhattan Plaza, 16th Floor
New York, NY  10017

HSBC Bank USA                                                          2,676,043.280           12.7379%
10 E. 40th Street, 14th Floor
New York, NY  10016

Loretto Rest Nursing Home Co. Inc.                                     1,195,977.050            5.6928%
700 E. Brighton Avenue
Syracuse, NY  13205

Syracuse Castings & Sales Corp.                                        1,280,790.780            6.0965%
P.O. Box 1821 6177 S. Bay Rd.
Cicero, NY  13039

Monroe Title Insurance Corp.                                           1,516,533.250            7.2186%
47 West Main Street
Rochester, NY  14614


Name and Address
of Holder of Record                                                    Shares Held           Percent of Class

U.S. Treasury Money Market Fund

BISYS Fund Services Inc. Pittsburgh                                   26,756,396.350           49.2676%
Marine Midland Sweep Customers
3435 Stelzer Road
Columbus, OH  43219

SRC Management Inc.                                                    3,378,355.000            6.2207%
6225 Running Ridge Rd.
North Syracuse, NY  13212

HSBC Bank USA                                                          3,301,638.170            6.0794%
FBO HSBC PLC Overseas Svg.
P.O. Box 1329
Buffalo, NY  14240

HSBC Bank USA                                                          9,198,198.190           16.9370%
P.O. Box 4203
Buffalo, NY  14240

New York Tax-Free Fund

BISYS Fund Services Inc. Pittsburgh                                    6,979,744.530           13.3544%
Marine Midland Sweep Customers
3435 Stelzer Road
Columbus, OH  43219

HSBC Bank USA                                                         12,989,244.730           24.8525%
10 E. 40th Street, 14th Floor
New York, NY  10016

Circle Court Holding Company                                           2,679,641.720            5.1270%
P.O. Box 414
Mount Vernon, NY  10551


          The aforementioned shares were held on behalf of various customer accounts of the holders of record. HSBC and BISYS Fund Services have informed the Trust that they were not the beneficial owners of any of the shares each held of record. The Trust


          A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund's voting securities may be deemed a "control person" as defined in the 1940 Act.

does not know the extent to which the other holders of record were beneficial owners of the shares indicated.

                         CUSTODIAN AND TRANSFER AGENT

          The Bank of New York has been retained to act as custodian for the Funds pursuant to a Custodian Agreement. The Bank of New York's address is 90 Washington Street, New York, New York 10286. Under the Custodian Agreement, the Custodian maintains a custody account or accounts in the name of each Fund; receives and delivers all assets for each such Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each such Fund; pays all expenses of the Funds; receives and pays out cash for purchases and redemptions of shares of each such Fund and pays out cash if requested for dividends on shares of each such Fund. Under the Custodian Agreement, the Trust has agreed to pay the Custodian for furnishing custodian services a fee with respect to each Fund for certain transaction charges and out-of-pocket expenses.

          The Board of Trustees has authorized the Bank of New York in its capacity as custodian of the Funds to enter into Subcustodian Agreements with banks that qualify under the 1940 Act to act as subcustodians with respect to certain variable rate short-term tax-exempt obligations in each Fund's portfolio.

          BISYS Fund Services, Inc. (the "Transfer Agent") has been retained by the Trust to act as transfer agent and dividend disbursing agent for the Funds. Under the Agency Agreement, BISYS Fund Services, Inc. maintains an account in the name of each stockholder of record in each Fund reflecting purchases, redemptions, daily dividend accruals and monthly dividend disbursements, processes purchase and redemption requests, issues and redeems shares of each Fund, addresses and mails all communications by the Trust to its shareholders, including financial reports, other reports to shareholders, dividend and distribution notices, tax notices and proxy material for its shareholder meetings, and maintains records for the foregoing services. Under the Agency Agreement, each Fund has agreed to pay BISYS Fund Services, Inc. $15.00 per account and subaccount (whether maintained by BISYS Fund Services, Inc. or a correspondent bank) per annum. In addition, the Funds have agreed to pay BISYS Fund Services, Inc. certain transaction charges, wire charges and out-of-pocket expenses incurred by BISYS Fund Services, Inc.

          For the year ended December 31, 2000, BISYS received fees under the Agency Agreement of $322,874, $39,191, $35,701, and $52,018 from the Cash
Management, Government, U.S. Treasury, and New York Tax-Free Funds, respectively.

          For the year ended December 31, 1999, BISYS received fees under the Agency Agreement of $271,819, $52,779, $24,032 and $67,467 from the Cash Management, Government, U.S. Treasury and New York Tax-Free Funds, respectively.

          For the year ended December 31, 1998, BISYS received fees under the Agency Agreement of $180,920, $44,186, $43,337 and $52,935 from the Cash Management, Government, U.S. Treasury and New York Tax-Free Funds, respectively.

                             INDEPENDENT AUDITORS

          The Board of Trustees of the Trust approved the continuation of Ernst & Young LLP as the Trust's independent auditors on January 31, 2001. Ernst & Young LLP provides audit services, tax return preparation and assistance and consultation in connection with review of Securities and Exchange Commission filings. Ernst & Young LLP's address is 787 Seventh Avenue, New York, New York 10019.

                                 FUND COUNSEL

          Paul, Weiss, Rifkind, Wharton & Garrison serves as counsel to the
Funds.

                             FINANCIAL STATEMENTS

          The financial statements appearing in the most current fiscal year Annual Report to shareholders and the report thereon of the independent auditors appearing therein, namely Ernst & Young LLP, are incorporated by reference in this Statement of Additional Information. The Annual Report to shareholders which contains the referenced statements, are available upon request and without charge by calling 1-800-634-2536.

                                   APPENDIX

Description of certain S&P, Moody's and Fitch ratings:

S&P

Municipal Bond Ratings

        An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.

        The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable, and will include: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                      AAA

        Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                      AA

        Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Municipal Note Ratings

                                     SP-1

        The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

Commercial Paper Ratings

        The rating A is the highest rating and is assigned by S&P to issues that are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. Paper rated A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

Moody's

Municipal Bond Ratings

                                      Aaa

        Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                      Aa

        Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Bonds in the Aa category which Moody's believes possess the strongest investment attributes are designated by the symbol Aa1.

Commercial Paper Ratings

        The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 (P-2) have a strong ability for repayment of senior short-term debt obligations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Municipal Note Ratings

        Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). Such ratings recognize the difference between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

        A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, you should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

        Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.

                                 MIG 1/VMIG 1

        This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                                 MIG 2/VMIG 2

        This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Fitch

Municipal Bond Ratings

        The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operating performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                      AAA

        Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                      AA

        Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are

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not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

        Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

Short-Term Ratings

        Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

        Although the credit analysis is similar to Fitch's bond ratings analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                     F-1+

        Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                      F-1

        Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                      F-2

Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

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